RYDER SCOTT COMPANY PETROLEUM CONSULTANTS APACHE CORPORATION Estimated Future Reserves and Income Attributable to Certain Leasehold and Royalty Interests In The Shell Offshore Venture SEC Parameters As of December 31, 2020 Ali A. Porbandarwala, P.E. TBPE License No. 107652 Senior Vice President RYDER SCOTT COMPANY, L.P. TBPE Firm Registration No. F-1580

DISCUSSION PETROLEUM RESERVES DEFINITIONS APACHE CORPORATION TABLE OF CONTENTS PROPERTY RANKING . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . SUMMARY OF GROSS AND NET RESERVE AND INCOME DATA . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . SUMMARY OF INITIAL BASIC DATA . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . TABLE NO. A B C GRAND SUMMARIES TOTAL PROVED . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1 PROVED PRODUCING . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2 PROVED SHUT-IN . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 3 PROVED BEHIND PIPE . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4 PROVED DEPLETED . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 5 SHIP SHOAL 258, OFFSHORE LA FIELD SUMMARY - PROVED DEPLETED . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 6 SS 258 OCS 05560 PLATFORM A/B - PROVED DEPLETED . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 7 SOUTH TIMBALIER 295, OFFSHORE LA FIELD SUMMARY - TOTAL PROVED . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 8 FIELD SUMMARY - PROVED PRODUCING . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 9 FIELD SUMMARY - PROVED SHUT-IN . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 10 FIELD SUMMARY - PROVED BEHIND PIPE . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 11 ST 295 OCS 05646 #A- 3 - PROVED PRODUCING . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 12 ST 295 OCS 05646 #A- 3 (BP1) - PROVED BEHIND PIPE . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 13 ST 295 OCS 05646 #A- 3 (BP2) - PROVED BEHIND PIPE . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 14 ST 295 OCS 05646 #A- 3 (BP3) - PROVED BEHIND PIPE . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 15 ST 295 OCS 05646 #A- 4 - PROVED PRODUCING . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 16 ST 295 OCS 05646 #A- 4 (BP1) - PROVED BEHIND PIPE . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 17 ST 295 OCS 07780 #A-10 ST - PROVED SHUT-IN . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 18 ST 295 OCS 07780 #A-10 ST (BP2) - PROVED BEHIND PIPE . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 19 ST 295 OCS 07780 #A-10 ST (BP3) - PROVED BEHIND PIPE . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 20 ST 295 OCS 07780 #A-10 ST (BP4) - PROVED BEHIND PIPE . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 21 ST 295 OCS 07780 #A-10 ST (BP5) - PROVED BEHIND PIPE . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 22 ST 295 OCS 05646 #A-11 - PROVED PRODUCING . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 23 ST 295 OCS 05646 #A-11 - PROVED SHUT-IN . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 24 ST 295 OCS 05646 #A-11 (BP1) - PROVED BEHIND PIPE . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 25 ST 295 OCS 05646 #A-11 (BP2) - PROVED BEHIND PIPE . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 26 ST 295 OCS 05646 #A-11 (BP3) - PROVED BEHIND PIPE . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 27 ST 295 OCS 05646 #A-13 ST - PROVED SHUT-IN . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 28 ST 295 OCS 05646 #A-14 - PROVED PRODUCING . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 29 ST 295 OCS 05646 #A-15 - PROVED PRODUCING . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 30 ST 295 OCS 05646 #A-16 ST - PROVED PRODUCING . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 31 ST 295 OCS 05646 #A-16 ST (BP2) - PROVED BEHIND PIPE . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 32 RYDER SCOTT COMPANY PETROLEUM CONSULTANTS - TBPE FIRM LICENSE No. F-1580

SUITE 2800, 350 7TH AVENUE, S.W. CALGARY, ALBERTA T2P 3N9 TEL (403) 262-2799 633 17TH STREET, SUITE 1700 DENVER, COLORADO 80202 TEL (303) 339-8110 TBPE REGISTERED ENGINEERING FIRM F-1580 FAX (713) 651-0849 1100 LOUISIANA SUITE 4600 HOUSTON, TEXAS 77002-5294 TELEPHONE (713) 651-9191 January 27, 2021 Apache Corporation 2000 Post Oak Boulevard, Suite 100 Houston, Texas 77056 Ladies and Gentlemen: At your request, Ryder Scott Company, L.P. (Ryder Scott) has prepared an estimate of the proved reserves, future production and income attributable to certain leasehold and royalty interests in the Shell Offshore Venture for Apache Corporation (Apache) as of December 31, 2020. Additionally, at Apache’s request, this report includes an estimate of the probable and possible reserves volumes; however, this report does not address the future production or income or economic producibility attributable to the probable and possible reserves quantities contained herein. The subject properties are located in the federal waters offshore Louisiana and Texas. The reserves and income data were estimated based on the definitions and disclosure guidelines of the United States Securities and Exchange Commission (SEC) contained in Title 17, Code of Federal Regulations, Modernization of Oil and Gas Reporting, Final Rule released January 14, 2009 in the Federal Register (SEC regulations). The results of our third party study, completed on January 18, 2021, are presented herein and was prepared for public disclosure by Apache in filings made with the SEC in accordance with the disclosure requirements set forth in the SEC regulations. The properties evaluated by Ryder Scott represent 100 percent of the total net proved, probable and possible liquid hydrocarbon reserves and 100 percent of the total net proved, probable and possible gas reserves of the Shell Offshore Venture for Apache as of December 31, 2020. The estimated reserves and future net income amounts presented in this report, as of December 31, 2020, are related to hydrocarbon prices. The hydrocarbon prices used in the preparation of this report are based on the average prices during the 12-month period prior to the “as of date” of this report, determined as the unweighted arithmetic averages of the prices in effect on the first-day-of-the-month for each month within such period, unless prices were defined by contractual arrangements, as required by the SEC regulations. Actual future prices may vary considerably from the prices required by SEC regulations. The recoverable reserves volumes and the income attributable thereto have a direct relationship to the hydrocarbon prices actually received; therefore, volumes of reserves actually recovered and the amounts of income actually received may differ significantly from the estimated quantities presented in this report. The results of this study are summarized in the following table.

Apache Corporation – Shell Offshore Venture
January 27, 2021
Page 2

SEC PARAMETERS
Apache Corporation
Estimated Net Reserves and Income Data
Certain Leasehold and Royalty Interests in the
Shell Offshore Venture
As of December 31, 2020

	Proved		
	Developed		Total
	Producing	Non-Producing	Proved
Net Reserves			
Oil/Condensate – Barrels	48,396	301,599	349,995
Plant Products – Barrels	3,686	22,686	26,372
Gas – MMcf	78	519	597
Income Data			
Future Gross Revenue	$2,111,991	$13,217,128	$15,329,119
Deductions	1,051,432	7,267,653	8,319,085
Future Net Income (FNI)	$1,060,559	$ 5,949,475	$ 7,010,034
Discounted FNI @ 10%	$ 925,266	$ 3,817,412	$ 4,742,678

	Probable		
	Developed		Total
	Producing	Non-Producing	Probable
Net Reserves			
Oil/Condensate – Barrels	6,798	26,061	32,859
Plant Products – Barrels	339	1,954	2,293
Gas – MMcf	8	45	53

	Possible		
	Developed		Total
	Producing	Non-Producing	Possible
Net Reserves			
Oil/Condensate – Barrels	865	1,930	2,795
Plant Products – Barrels	79	240	319
Gas – MMcf	2	5	7

Liquid hydrocarbons are expressed in standard 42 U.S. gallon barrels. All gas volumes are reported on an “as sold basis” expressed in millions of cubic feet (MMcf) at the official temperature and pressure bases of 60º Fahrenheit and 14.73 psia. In this report, the revenues, deductions, and income data are expressed as U.S. dollars.

The estimates of the proved reserves, future production, and income attributable to properties in this report were prepared using the economic software package ARIES™ Petroleum Economics and Reserves Software, a copyrighted program of Halliburton. The program was used at the request of

RYDER SCOTT COMPANY PETROLEUM CONSULTANTS

Apache Corporation – Shell Offshore Venture January 27, 2021 Page 3 RYDER SCOTT COMPANY PETROLEUM CONSULTANTS Apache. Ryder Scott has found this program to be generally acceptable, but notes that certain summaries and calculations may vary due to rounding and may not exactly match the sum of the properties summarized. Furthermore, oneline economic summaries may vary slightly from the more detailed cash flow projections of the same properties, also due to rounding. The rounding differences are not material. The deductions incorporate the normal direct costs of operating the wells, recompletion costs, development costs, transportation costs (incorporated as other costs in the cash flow projections) and certain abandonment costs net of salvage. Since the properties involved are all located on federal leases, there are no production, severance, or ad valorem taxes to be considered. The future net income is before the deduction of state and federal income taxes and general administrative overhead, and has not been adjusted for outstanding loans that may exist, nor does it include any adjustment for cash on hand or undistributed income. Liquid hydrocarbon reserves account for approximately 92.4 percent and gas reserves account for the remaining 7.6 percent of total future gross revenue from proved reserves. The proved discounted future net income shown above was calculated using a discount rate of 10 percent per annum compounded monthly. Proved future net income was discounted at four other discount rates which were also compounded monthly. These results are shown in summary form as follows. Discounted Future Net Income As of December 31, 2020 Discount Rate Total Percent Proved 5 $5,754,710 15 $3,941,706 20 $3,309,841 25 $2,809,341 The results shown above are presented for your information and should not be construed as our estimate of fair market value. Reserves Included in This Report The proved, probable and possible reserves included herein conform to the definitions as set forth in the Securities and Exchange Commission’s Regulations Part 210.4-10(a). An abridged version of the SEC reserves definitions from 210.4-10(a) entitled “PETROLEUM RESERVES DEFINITIONS” is included as an attachment to this report. The various reserves status categories are defined under the attachment entitled “PETROLEUM RESERVES STATUS DEFINITIONS AND GUIDELINES” in this report. The proved, probable and possible developed non-producing reserves included herein consist of the behind pipe status category. There are also certain abandonment costs associated with the proved depleted category and those costs are summarized in the non-producing category in the table above. No attempt was made to quantify or otherwise account for any accumulated gas production imbalances that may exist. The proved, probable and possible gas volumes presented herein do not include volumes of gas consumed in operations as reserves.

Apache Corporation – Shell Offshore Venture January 27, 2021 Page 4 RYDER SCOTT COMPANY PETROLEUM CONSULTANTS Reserves are “estimated remaining quantities of oil and gas and related substances anticipated to be economically producible, as of a given date, by application of development projects to known accumulations.” All reserves estimates involve an assessment of the uncertainty relating the likelihood that the actual remaining quantities recovered will be greater or less than the estimated quantities determined as of the date the estimate is made. The uncertainty depends chiefly on the amount of reliable geologic and engineering data available at the time of the estimate and the interpretation of these data. The relative degree of uncertainty may be conveyed by placing reserves into one of two principal classifications, either proved or unproved. Unproved reserves are less certain to be recovered than proved reserves, and may be further sub-categorized as probable and possible reserves to denote progressively increasing uncertainty in their recoverability. At Apache’s request, this report addresses the proved, probable and possible reserves attributable to the properties evaluated herein. Proved oil and gas reserves are “those quantities of oil and gas which, by analysis of geoscience and engineering data, can be estimated with reasonable certainty to be economically producible from a given date forward.” The SEC has defined reasonable certainty for proved reserves, when based on deterministic methods, as a “high degree of confidence that the quantities will be recovered.” Probable reserves are “those additional reserves that are less certain to be recovered than proved reserves but which, together with proved reserves, are as likely as not to be recovered.” Possible reserves are “those additional reserves which are less certain to be recovered than probable reserves” and thus the probability of achieving or exceeding the proved plus probable plus possible reserves is low. The reserves included herein were estimated using deterministic methods and are presented as incremental quantities. Under the deterministic incremental approach, discrete quantities of reserves are estimated and assigned separately as proved, probable or possible based on their individual level of uncertainty. Because of the differences in uncertainty, caution should be exercised when aggregating quantities of oil and gas from different reserves categories. Furthermore, the reserves and income quantities attributable to the different reserves categories that are included herein have not been adjusted to reflect these varying degrees of risk associated with them and thus are not comparable. Reserves estimates will generally be revised only as additional geologic or engineering data become available or as economic conditions change. For proved reserves, the SEC states that “as changes due to increased availability of geoscience (geological, geophysical, and geochemical), engineering, and economic data are made to the estimated ultimate recovery (EUR) with time, reasonably certain EUR is much more likely to increase or remain constant than to decrease.” Moreover, estimates of proved, probable and possible reserves may be revised as a result of future operations, effects of regulation by governmental agencies or geopolitical or economic risks. Therefore, the proved, probable and possible reserves included in this report are estimates only and should not be construed as being exact quantities. In the case of the proved reserves presented herein, the revenues therefrom, and the actual costs related thereto, could be more or less than the estimated amounts. Apache’s operations may be subject to various levels of governmental controls and regulations. These controls and regulations may include, but may not be limited to, matters relating to land tenure and leasing, the legal rights to produce hydrocarbons, drilling and production practices, environmental protection, marketing and pricing policies, royalties, various taxes and levies including income tax and are subject to change from time to time. Such changes in governmental regulations and policies may cause volumes of proved, probable and possible reserves actually recovered and amounts of proved income actually received to differ significantly from the estimated quantities. The estimates of reserves presented herein were based upon a detailed study of the properties in which Apache owns an interest; however, we have not made any field examination of the properties. No consideration was given in this report to potential environmental liabilities that may exist nor were any

Apache Corporation – Shell Offshore Venture January 27, 2021 Page 5 RYDER SCOTT COMPANY PETROLEUM CONSULTANTS costs included for potential liabilities to restore and clean up damages, if any, caused by past operating practices. Estimates of Reserves The estimation of reserves involves two distinct determinations. The first determination results in the estimation of the quantities of recoverable oil and gas and the second determination results in the estimation of the uncertainty associated with those estimated quantities in accordance with the definitions set forth by the Securities and Exchange Commission’s Regulations Part 210.4-10(a). The process of estimating the quantities of recoverable oil and gas reserves relies on the use of certain generally accepted analytical procedures. These analytical procedures fall into three broad categories or methods: (1) performance-based methods; (2) volumetric-based methods; and (3) analogy. These methods may be used individually or in combination by the reserves evaluator in the process of estimating the quantities of reserves. Reserves evaluators must select the method or combination of methods which in their professional judgment is most appropriate given the nature and amount of reliable geoscience and engineering data available at the time of the estimate, the established or anticipated performance characteristics of the reservoir being evaluated and the stage of development or producing maturity of the property. In many cases, the analysis of the available geoscience and engineering data and the subsequent interpretation of this data may indicate a range of possible outcomes in an estimate, irrespective of the method selected by the evaluator. When a range in the quantity of reserves is identified, the evaluator must determine the uncertainty associated with the incremental quantities of the reserves. If the reserves quantities are estimated using the deterministic incremental approach, the uncertainty for each discrete incremental quantity of the reserves is addressed by the reserves category assigned by the evaluator. Therefore, it is the categorization of reserves quantities as proved, probable and/or possible that addresses the inherent uncertainty in the estimated quantities reported. For proved reserves, uncertainty is defined by the SEC as reasonable certainty wherein the “quantities actually recovered are much more likely to be achieved than not.” The SEC states that “probable reserves are those additional reserves that are less certain to be recovered than proved reserves but which, together with proved reserves, are as likely as not to be recovered.” The SEC states that “possible reserves are those additional reserves that are less certain to be recovered than probable reserves and the total quantities ultimately recovered from a project have a low probability of exceeding proved plus probable plus possible reserves.” All quantities of reserves within the same reserves category must meet the SEC definitions as noted above. Estimates of reserves quantities and their associated reserves categories may be revised in the future as additional geoscience or engineering data become available. Furthermore, estimates of reserves quantities and their associated reserves categories may also be revised due to other factors such as changes in economic conditions, results of future operations, effects of regulation by governmental agencies or geopolitical or economic risks as previously noted herein. The proved, probable and possible reserves for the properties included herein were estimated by performance methods, the volumetric method, analogy, or a combination of methods. Approximately 95 percent of the proved, probable and possible producing reserves attributable to producing wells and/or reservoirs were estimated by performance methods or a combination of methods. These performance methods include, but may not be limited to, decline curve analysis and/or material balance which utilized extrapolations of historical production and pressure data available through November 2020 in those cases where such data were considered to be definitive. The data utilized in this analysis were furnished to Ryder Scott by Apache or obtained from public data sources and were considered sufficient for the purpose thereof. The remaining 5 percent of the producing reserves were estimated by the volumetric

Apache Corporation – Shell Offshore Venture January 27, 2021 Page 6 RYDER SCOTT COMPANY PETROLEUM CONSULTANTS method, analogy, or a combination of methods. These methods were used where there were inadequate historical performance data to establish a definitive trend and where the use of production performance data as a basis for the reserves estimates was considered to be inappropriate. Approximately 100 percent of the proved, probable and possible developed non-producing reserves included herein were estimated by the volumetric method or analogy. The volumetric analysis utilized pertinent well and seismic data furnished to Ryder Scott by Apache or which we have obtained from public data sources that were available through November 2020. The data utilized from the analogues as well as well and seismic data incorporated into our volumetric analysis were considered sufficient for the purpose thereof. To estimate economically recoverable proved, probable and possible oil and gas reserves and related future net cash flows, we consider many factors and assumptions including, but not limited to, the use of reservoir parameters derived from geological, geophysical and engineering data which cannot be measured directly, economic criteria based on current costs and SEC pricing requirements, and forecasts of future production rates. Under the SEC regulations 210.4-10(a)(22)(v) and (26), proved, probable and possible reserves must be anticipated to be economically producible from a given date forward based on existing economic conditions including the prices and costs at which economic producibility from a reservoir is to be determined. While it may reasonably be anticipated that the future prices received for the sale of production and the operating costs and other costs relating to such production may increase or decrease from those under existing economic conditions, such changes were, in accordance with rules adopted by the SEC, omitted from consideration in making this evaluation. Apache has informed us that they have furnished us all of the material accounts, records, geological and engineering data, and reports and other data required for this investigation. In preparing our forecast of future proved production and income, and probable and possible production, we have relied upon data furnished by Apache with respect to property interests owned, production and well tests from examined wells, normal direct costs of operating the wells or leases, other costs such as transportation and/or processing fees, recompletion and development costs, development plans, abandonment costs after salvage, product prices based on the SEC regulations, adjustments or differentials to product prices, geological structural and isochore maps, well logs, core analyses, and pressure measurements. Ryder Scott reviewed such factual data for its reasonableness; however, we have not conducted an independent verification of the data furnished by Apache. We consider the factual data used in this report appropriate and sufficient for the purpose of preparing the estimates of reserves and future net revenues herein. In summary, we consider the assumptions, data, methods and analytical procedures used in this report appropriate for the purpose hereof, and we have used all such methods and procedures that we consider necessary and appropriate to prepare the estimates of reserves herein. The proved, probable and possible reserves included herein were determined in conformance with the United States Securities and Exchange Commission (SEC) Modernization of Oil and Gas Reporting; Final Rule, including all references to Regulation S-X and Regulation S-K, referred to herein collectively as the “SEC Regulations.” In our opinion, the proved, probable and possible reserves presented in this report comply with the definitions, guidelines and disclosure requirements as required by the SEC regulations, except as noted for the probable and possible reserves volumes. Future Production Rates For wells currently on production, our forecasts of future production rates are based on historical performance data. If no production decline trend has been established, future production rates were held

Apache Corporation – Shell Offshore Venture January 27, 2021 Page 7 RYDER SCOTT COMPANY PETROLEUM CONSULTANTS constant, or adjusted for the effects of curtailment where appropriate, until a decline in ability to produce was anticipated. An estimated rate of decline was then applied until depletion of the reserves. If a decline trend has been established, this trend was used as the basis for estimating future production rates. Test data and other related information were used to estimate the anticipated initial production rates for those wells that are not currently producing. For reserves not yet on production, sales were estimated to commence at an anticipated date furnished by Apache. Wells that are not currently producing may start producing earlier or later than anticipated in our estimates due to unforeseen factors causing a change in the timing to initiate production. Such factors may include delays due to weather, the availability of rigs, the sequence of drilling, completing and/or recompleting wells and/or constraints set by regulatory bodies. The future production rates from wells currently on production or wells that are not currently producing may be more or less than estimated because of changes including, but not limited to, reservoir performance, operating conditions related to surface facilities, compression and artificial lift, pipeline capacity and/or operating conditions, producing market demand and/or allowables or other constraints set by regulatory bodies. Hydrocarbon Prices The hydrocarbon prices used herein are based on SEC price parameters using the average prices during the 12-month period prior to the “as of date” of this report, determined as the unweighted arithmetic averages of the prices in effect on the first-day-of-the-month for each month within such period, unless prices were defined by contractual arrangements. For hydrocarbon products sold under contract, the contract prices, including fixed and determinable escalations, exclusive of inflation adjustments, were used until expiration of the contract. Upon contract expiration, the prices were adjusted to the 12-month unweighted arithmetic average as previously described. Apache furnished us with the above mentioned average prices in effect on December 31, 2020. These initial SEC hydrocarbon prices were determined using the 12-month average first-day-of-the- month benchmark prices appropriate to the geographic area where the hydrocarbons are sold. These benchmark prices are prior to the adjustments for differentials as described herein. The table below summarizes the “benchmark prices” and “price reference” used for the geographic area included in the report. In certain geographic areas, the price reference and benchmark prices may be defined by contractual arrangements. The product prices which were actually used to determine the proved future gross revenue for each property reflect adjustments to the benchmark prices for gravity, quality, local conditions, and/or distance from market, referred to herein as “differentials.” The differentials used in the preparation of this report were furnished to us by Apache. The differentials furnished to us were accepted as factual data and reviewed by us for their reasonableness; however, we have not conducted an independent verification of the data used by Apache to determine these differentials. In addition, the following table summarizes the net volume weighted benchmark prices adjusted for differentials and referred to herein as the “average realized prices.” The average realized prices shown in the table below were determined from the total proved future gross revenue before production taxes and the total proved net reserves for the geographic area and presented in accordance with SEC disclosure requirements for each of the geographic areas included in the report.

Apache Corporation – Shell Offshore Venture
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Geographic Area	Product	Price Reference	Average Benchmark Prices	Average Proved Realized Prices
North America				
United States	Oil/Condensate	WTI Cushing	$39.57/Bbl	$39.41/bbl
	NGLs	Mt. Belvieu Non-Tet Propane	$18.74/Bbl	$14.33/bbl
	Gas	Henry Hub	$1.97/MMBTU	$1.94/Mcf

The effects of derivative instruments designated as price hedges of oil and gas quantities are not reflected in our individual property evaluations.

Costs

Operating costs for the leases and wells in this report were furnished by Apache and are based on the operating expense reports of Apache and include only those costs directly applicable to the leases or wells. The operating costs include a portion of general and administrative costs allocated directly to the leases and wells. For operated properties, the operating costs include an appropriate level of corporate general administrative and overhead costs. The operating costs for non-operated properties include the COPAS overhead costs that are allocated directly to the leases and wells under terms of operating agreements. Transportation costs are included as deductions and incorporated as other costs. The operating costs furnished to us were accepted as factual data and reviewed by us for their reasonableness; however, we have not conducted an independent verification of the operating cost data used by Apache. No deduction was made for loan repayments, interest expenses, or exploration and development prepayments that were not charged directly to the leases or wells.

Development costs were furnished to us by Apache and are based on authorizations for expenditure for the proposed work or actual costs for similar projects. The development costs furnished to us were accepted as factual data and reviewed by us for their reasonableness; however, we have not conducted an independent verification of these costs. The estimated net cost of abandonment after salvage was included for properties where abandonment costs net of salvage were material. The estimates of the net abandonment costs furnished by Apache were accepted without independent verification.

The proved, probable and possible developed non-producing reserves in this report have been incorporated herein in accordance with Apache's plans to develop these reserves as of December 31, 2020. The implementation of Apache's development plans as presented to us and incorporated herein is subject to the approval process adopted by Apache's management. As the result of our inquiries during the course of preparing this report, Apache has informed us that the development activities included herein have been subjected to and received the internal approvals required by Apache's management at the appropriate local, regional and/or corporate level. In addition to the internal approvals as noted, certain development activities may still be subject to specific partner AFE processes, Joint Operating Agreement (JOA) requirements or other administrative approvals external to Apache. Apache has provided written documentation supporting their commitment to proceed with the development activities as presented to us. Additionally, Apache has informed us that they are not aware of any legal, regulatory or political obstacles that would significantly alter their plans. While these plans could change from those under existing economic conditions as of December 31, 2020, such changes were, in accordance with rules adopted by the SEC, omitted from consideration in making this evaluation.

RYDER SCOTT COMPANY PETROLEUM CONSULTANTS

Apache Corporation – Shell Offshore Venture January 27, 2021 Page 9 RYDER SCOTT COMPANY PETROLEUM CONSULTANTS Current costs used by Apache were held constant throughout the life of the properties. Standards of Independence and Professional Qualification Ryder Scott is an independent petroleum engineering consulting firm that has been providing petroleum consulting services throughout the world since 1937. Ryder Scott is employee-owned and maintains offices in Houston, Texas; Denver, Colorado; and Calgary, Alberta, Canada. We have approximately eighty engineers and geoscientists on our permanent staff. By virtue of the size of our firm and the large number of clients for which we provide services, no single client or job represents a material portion of our annual revenue. We do not serve as officers or directors of any privately-owned or publicly-traded oil and gas company and are separate and independent from the operating and investment decision-making process of our clients. This allows us to bring the highest level of independence and objectivity to each engagement for our services. Ryder Scott actively participates in industry-related professional societies and organizes an annual public forum focused on the subject of reserves evaluations and SEC regulations. Many of our staff have authored or co-authored technical papers on the subject of reserves related topics. We encourage our staff to maintain and enhance their professional skills by actively participating in ongoing continuing education. Prior to becoming an officer of the Company, Ryder Scott requires that staff engineers and geoscientists have received professional accreditation in the form of a registered or certified professional engineer’s license or a registered or certified professional geoscientist’s license, or the equivalent thereof, from an appropriate governmental authority or a recognized self-regulating professional organization. Regulating agencies require that, in order to maintain active status, a certain amount of continuing education hours be completed annually, including an hour of ethics training. Ryder Scott fully supports this technical and ethics training with our internal requirement mentioned above. We are independent petroleum engineers with respect to Apache. Neither we nor any of our employees have any financial interest in the subject properties and neither the employment to do this work nor the compensation is contingent on our estimates of reserves for the properties which were reviewed. The results of this study, presented herein, are based on technical analysis conducted by teams of geoscientists and engineers from Ryder Scott. The professional qualifications of the undersigned, the technical person primarily responsible for overseeing the evaluation of the reserves information discussed in this report, are included as an attachment to this letter. Terms of Usage The results of our third party study, presented in report form herein, were prepared in accordance with the disclosure requirements set forth in the SEC regulations and intended for public disclosure as an exhibit in filings made with the SEC by Apache Corporation. Apache makes periodic filings on Form 10-K with the SEC under the 1934 Exchange Act. Furthermore, Apache has certain registration statements filed with the SEC under the 1933 Securities Act into which any subsequently filed Form 10-K is incorporated by reference. We have consented to the incorporation by reference in the registration statements on Form S-3, Form S-4, and Form S-8 of Apache, of the references to our name, as well as to the references to our third party report for Apache,

Apache Corporation – Shell Offshore Venture January 27, 2021 Page 10 RYDER SCOTT COMPANY PETROLEUM CONSULTANTS which appears in the December 31, 2020 annual report on Form 10-K of Apache. Our written consent for such use is included as a separate exhibit to the filings made with the SEC by Apache. We have provided Apache with a digital version of the original signed copy of this report letter. In the event there are any differences between the digital version included in filings made by Apache and the original signed report letter, the original signed report letter shall control and supersede the digital version. The data and work papers used in the preparation of this report are available for examination by authorized parties in our offices. Please contact us if we can be of further service. Very truly yours, RYDER SCOTT COMPANY, L.P. TBPE Firm Registration No. F-1580 Ali A. Porbandarwala, P.E. TBPE License No. 107652 Senior Vice President AAP (FWZ)/pl

RYDER SCOTT COMPANY PETROLEUM CONSULTANTS Professional Qualifications of Primary Technical Person The conclusions presented in this report are the result of technical analysis conducted by teams of geoscientists and engineers from Ryder Scott Company, L.P. Mr. Ali A. Porbandarwala was the primary technical person responsible for overseeing the estimate of the reserves, future production and income prepared by Ryder Scott presented herein. Mr. Porbandarwala, an employee of Ryder Scott Company, L.P. (Ryder Scott) since 2008, is a Senior Vice President responsible for coordinating and supervising staff and consulting engineers of the company in ongoing reservoir evaluation studies worldwide. Before joining Ryder Scott, Mr. Porbandarwala served in a number of engineering positions with ExxonMobil Corporation. For more information regarding Mr. Porbandarwala’s geographic and job specific experience, please refer to the Ryder Scott Company website at www.ryderscott.com/Company/Employees. Mr. Porbandarwala earned a Bachelor of Science degree in Chemical Engineering from The University of Kansas in 2001 and a Masters in Business Administration from The University of Texas at Austin in 2007 and is a licensed Professional Engineer in the State of Texas. He is also a member of the Society of Petroleum Engineers and a member of the Society of Petroleum Evaluation Engineers as the Chairman for the Houston Chapter. Mr. Porbandarwala also serves as the Chairman of the annual Ryder Scott Reserves Conference in Houston, completing its sixteenth year in the industry. In addition to gaining experience and competency through prior work experience, the Texas Board of Professional Engineers requires a minimum of fifteen hours of continuing education annually, including at least one hour in the area of professional ethics, which Mr. Porbandarwala fulfills. As part of his 2020 continuing education hours, Mr. Porbandarwala attended 25 hours of formalized training including the 2020 Virtual Ryder Scott Reserves Conference and various other professional society presentations specifically relating to the definitions and disclosure guidelines contained in the United States Securities and Exchange Commission Title 17, Code of Federal Regulations, Modernization of Oil and Gas Reporting, Final Rule released January 14, 2009 in the Federal Register. Based on his educational background, professional training and more than 12 years of practical experience in the estimation and evaluation of petroleum reserves, Mr. Porbandarwala has attained the professional qualifications as a Reserves Estimator and Reserves Auditor set forth in Article III of the “Standards Pertaining to the Estimating and Auditing of Oil and Gas Reserves Information” promulgated by the Society of Petroleum Engineers as of February 19, 2007.

RYDER SCOTT COMPANY PETROLEUM CONSULTANTS PETROLEUM RESERVES DEFINITIONS As Adapted From: RULE 4-10(a) of REGULATION S-X PART 210 UNITED STATES SECURITIES AND EXCHANGE COMMISSION (SEC) PREAMBLE On January 14, 2009, the United States Securities and Exchange Commission (SEC) published the “Modernization of Oil and Gas Reporting; Final Rule” in the Federal Register of National Archives and Records Administration (NARA). The “Modernization of Oil and Gas Reporting; Final Rule” includes revisions and additions to the definition section in Rule 4-10 of Regulation S-X, revisions and additions to the oil and gas reporting requirements in Regulation S-K, and amends and codifies Industry Guide 2 in Regulation S-K. The “Modernization of Oil and Gas Reporting; Final Rule”, including all references to Regulation S-X and Regulation S-K, shall be referred to herein collectively as the “SEC regulations”. The SEC regulations take effect for all filings made with the United States Securities and Exchange Commission as of December 31, 2009, or after January 1, 2010. Reference should be made to the full text under Title 17, Code of Federal Regulations, Regulation S-X Part 210, Rule 4-10(a) for the complete definitions (direct passages excerpted in part or wholly from the aforementioned SEC document are denoted in italics herein). Reserves are estimated remaining quantities of oil and gas and related substances anticipated to be economically producible, as of a given date, by application of development projects to known accumulations. All reserve estimates involve an assessment of the uncertainty relating the likelihood that the actual remaining quantities recovered will be greater or less than the estimated quantities determined as of the date the estimate is made. The uncertainty depends chiefly on the amount of reliable geologic and engineering data available at the time of the estimate and the interpretation of these data. The relative degree of uncertainty may be conveyed by placing reserves into one of two principal classifications, either proved or unproved. Unproved reserves are less certain to be recovered than proved reserves and may be further sub-classified as probable and possible reserves to denote progressively increasing uncertainty in their recoverability. Under the SEC regulations as of December 31, 2009, or after January 1, 2010, a company may optionally disclose estimated quantities of probable or possible oil and gas reserves in documents publicly filed with the SEC. The SEC regulations continue to prohibit disclosure of estimates of oil and gas resources other than reserves and any estimated values of such resources in any document publicly filed with the SEC unless such information is required to be disclosed in the document by foreign or state law as noted in §229.1202 Instruction to Item 1202. Reserves estimates will generally be revised only as additional geologic or engineering data become available or as economic conditions change. Reserves may be attributed to either natural energy or improved recovery methods. Improved recovery methods include all methods for supplementing natural energy or altering natural forces in the reservoir to increase ultimate recovery. Examples of such methods are pressure maintenance, natural gas cycling, waterflooding, thermal methods, chemical flooding, and the use of miscible and immiscible displacement fluids. Other improved recovery methods may be developed in the future as petroleum technology continues to evolve. Reserves may be attributed to either conventional or unconventional petroleum accumulations. Petroleum accumulations are considered as either conventional or unconventional based on the nature of their in-place characteristics, extraction method applied, or degree of processing prior to sale.

PETROLEUM RESERVES DEFINITIONS Page 2 RYDER SCOTT COMPANY PETROLEUM CONSULTANTS Examples of unconventional petroleum accumulations include coalbed or coalseam methane (CBM/CSM), basin-centered gas, shale gas, gas hydrates, natural bitumen and oil shale deposits. These unconventional accumulations may require specialized extraction technology and/or significant processing prior to sale. Reserves do not include quantities of petroleum being held in inventory. Because of the differences in uncertainty, caution should be exercised when aggregating quantities of petroleum from different reserves categories. RESERVES (SEC DEFINITIONS) Securities and Exchange Commission Regulation S-X §210.4-10(a)(26) defines reserves as follows: Reserves. Reserves are estimated remaining quantities of oil and gas and related substances anticipated to be economically producible, as of a given date, by application of development projects to known accumulations. In addition, there must exist, or there must be a reasonable expectation that there will exist, the legal right to produce or a revenue interest in the production, installed means of delivering oil and gas or related substances to market, and all permits and financing required to implement the project. Note to paragraph (a)(26): Reserves should not be assigned to adjacent reservoirs isolated by major, potentially sealing, faults until those reservoirs are penetrated and evaluated as economically producible. Reserves should not be assigned to areas that are clearly separated from a known accumulation by a non-productive reservoir (i.e., absence of reservoir, structurally low reservoir, or negative test results). Such areas may contain prospective resources (i.e., potentially recoverable resources from undiscovered accumulations). PROVED RESERVES (SEC DEFINITIONS) Securities and Exchange Commission Regulation S-X §210.4-10(a)(22) defines proved oil and gas reserves as follows: Proved oil and gas reserves. Proved oil and gas reserves are those quantities of oil and gas, which, by analysis of geoscience and engineering data, can be estimated with reasonable certainty to be economically producible—from a given date forward, from known reservoirs, and under existing economic conditions, operating methods, and government regulations—prior to the time at which contracts providing the right to operate expire, unless evidence indicates that renewal is reasonably certain, regardless of whether deterministic or probabilistic methods are used for the estimation. The project to extract the hydrocarbons must have commenced or the operator must be reasonably certain that it will commence the project within a reasonable time. (i) The area of the reservoir considered as proved includes: (A) The area identified by drilling and limited by fluid contacts, if any, and (B) Adjacent undrilled portions of the reservoir that can, with reasonable certainty, be judged to be continuous with it and to contain economically producible oil or gas on the basis of available geoscience and engineering data.

PETROLEUM RESERVES DEFINITIONS Page 3 RYDER SCOTT COMPANY PETROLEUM CONSULTANTS (ii) In the absence of data on fluid contacts, proved quantities in a reservoir are limited by the lowest known hydrocarbons (LKH) as seen in a well penetration unless geoscience, engineering, or performance data and reliable technology establishes a lower contact with reasonable certainty. (iii) Where direct observation from well penetrations has defined a highest known oil (HKO) elevation and the potential exists for an associated gas cap, proved oil reserves may be assigned in the structurally higher portions of the reservoir only if geoscience, engineering, or performance data and reliable technology establish the higher contact with reasonable certainty. (iv) Reserves which can be produced economically through application of improved recovery techniques (including, but not limited to, fluid injection) are included in the proved classification when: (A) Successful testing by a pilot project in an area of the reservoir with properties no more favorable than in the reservoir as a whole, the operation of an installed program in the reservoir or an analogous reservoir, or other evidence using reliable technology establishes the reasonable certainty of the engineering analysis on which the project or program was based; and (B) The project has been approved for development by all necessary parties and entities, including governmental entities. (v) Existing economic conditions include prices and costs at which economic producibility from a reservoir is to be determined. The price shall be the average price during the 12-month period prior to the ending date of the period covered by the report, determined as an unweighted arithmetic average of the first-day-of-the-month price for each month within such period, unless prices are defined by contractual arrangements, excluding escalations based upon future conditions. PROBABLE RESERVES (SEC DEFINITIONS) Securities and Exchange Commission Regulation S-X §210.4-10(a)(18) defines probable oil and gas reserves as follows: Probable reserves. Probable reserves are those additional reserves that are less certain to be recovered than proved reserves but which, together with proved reserves, are as likely as not to be recovered. (i) When deterministic methods are used, it is as likely as not that actual remaining quantities recovered will exceed the sum of estimated proved plus probable reserves. When probabilistic methods are used, there should be at least a 50% probability that the actual quantities recovered will equal or exceed the proved plus probable reserves estimates. (ii) Probable reserves may be assigned to areas of a reservoir adjacent to proved reserves where data control or interpretations of available data are less certain, even if the interpreted reservoir continuity of structure or productivity does not meet the reasonable certainty criterion. Probable reserves may be assigned to areas that are structurally higher than the proved area if these areas are in communication with the proved reservoir. (iii) Probable reserves estimates also include potential incremental quantities associated with a greater percentage recovery of the hydrocarbons in place than assumed for proved reserves.

PETROLEUM RESERVES DEFINITIONS Page 4 RYDER SCOTT COMPANY PETROLEUM CONSULTANTS (iv) See also guidelines in paragraphs (a)(17)(iv) and (a)(17)(vi) of this section. POSSIBLE RESERVES (SEC DEFINITIONS) Securities and Exchange Commission Regulation S-X §210.4-10(a)(17) defines possible oil and gas reserves as follows: Possible reserves. Possible reserves are those additional reserves that are less certain to be recovered than probable reserves. (i) When deterministic methods are used, the total quantities ultimately recovered from a project have a low probability of exceeding proved plus probable plus possible reserves. When probabilistic methods are used, there should be at least a 10% probability that the total quantities ultimately recovered will equal or exceed the proved plus probable plus possible reserves estimates. (ii) Possible reserves may be assigned to areas of a reservoir adjacent to probable reserves where data control and interpretations of available data are progressively less certain. Frequently, this will be in areas where geoscience and engineering data are unable to define clearly the area and vertical limits of commercial production from the reservoir by a defined project. (iii) Possible reserves also include incremental quantities associated with a greater percentage recovery of the hydrocarbons in place than the recovery quantities assumed for probable reserves. (iv) The proved plus probable and proved plus probable plus possible reserves estimates must be based on reasonable alternative technical and commercial interpretations within the reservoir or subject project that are clearly documented, including comparisons to results in successful similar projects. (v) Possible reserves may be assigned where geoscience and engineering data identify directly adjacent portions of a reservoir within the same accumulation that may be separated from proved areas by faults with displacement less than formation thickness or other geological discontinuities and that have not been penetrated by a wellbore, and the registrant believes that such adjacent portions are in communication with the known (proved) reservoir. Possible reserves may be assigned to areas that are structurally higher or lower than the proved area if these areas are in communication with the proved reservoir. (vi) Pursuant to paragraph (a)(22)(iii) of this section, where direct observation has defined a highest known oil (HKO) elevation and the potential exists for an associated gas cap, proved oil reserves should be assigned in the structurally higher portions of the reservoir above the HKO only if the higher contact can be established with reasonable certainty through reliable technology. Portions of the reservoir that do not meet this reasonable certainty criterion may be assigned as probable and possible oil or gas based on reservoir fluid properties and pressure gradient interpretations.

RYDER SCOTT COMPANY PETROLEUM CONSULTANTS PETROLEUM RESERVES STATUS DEFINITIONS AND GUIDELINES As Adapted From: RULE 4-10(a) of REGULATION S-X PART 210 UNITED STATES SECURITIES AND EXCHANGE COMMISSION (SEC) and 2018 PETROLEUM RESOURCES MANAGEMENT SYSTEM (SPE-PRMS) Sponsored and Approved by: SOCIETY OF PETROLEUM ENGINEERS (SPE) WORLD PETROLEUM COUNCIL (WPC) AMERICAN ASSOCIATION OF PETROLEUM GEOLOGISTS (AAPG) SOCIETY OF PETROLEUM EVALUATION ENGINEERS (SPEE) SOCIETY OF EXPLORATION GEOPHYSICISTS (SEG) SOCIETY OF PETROPHYSICISTS AND WELL LOG ANALYSTS (SPWLA) EUROPEAN ASSOCIATION OF GEOSCIENTISTS & ENGINEERS (EAGE) Reserves status categories define the development and producing status of wells and reservoirs. Reference should be made to Title 17, Code of Federal Regulations, Regulation S-X Part 210, Rule 4- 10(a) and the SPE-PRMS as the following reserves status definitions are based on excerpts from the original documents (direct passages excerpted from the aforementioned SEC and SPE-PRMS documents are denoted in italics herein). DEVELOPED RESERVES (SEC DEFINITIONS) Securities and Exchange Commission Regulation S-X §210.4-10(a)(6) defines developed oil and gas reserves as follows: Developed oil and gas reserves are reserves of any category that can be expected to be recovered: (i) Through existing wells with existing equipment and operating methods or in which the cost of the required equipment is relatively minor compared to the cost of a new well; and (ii) Through installed extraction equipment and infrastructure operational at the time of the reserves estimate if the extraction is by means not involving a well. Developed Producing (SPE-PRMS Definitions) While not a requirement for disclosure under the SEC regulations, developed oil and gas reserves may be further sub-classified according to the guidance contained in the SPE-PRMS as Producing or Non-Producing. Developed Producing Reserves Developed Producing Reserves are expected quantities to be recovered from completion intervals that are open and producing at the effective date of the estimate.

PETROLEUM RESERVES STATUS DEFINITIONS AND GUIDELINES Page 2 RYDER SCOTT COMPANY PETROLEUM CONSULTANTS Improved recovery reserves are considered producing only after the improved recovery project is in operation. Developed Non-Producing Developed Non-Producing Reserves include shut-in and behind-pipe Reserves. Shut-In Shut-in Reserves are expected to be recovered from: (1) completion intervals that are open at the time of the estimate but which have not yet started producing; (2) wells which were shut-in for market conditions or pipeline connections; or (3) wells not capable of production for mechanical reasons. Behind-Pipe Behind-pipe Reserves are expected to be recovered from zones in existing wells that will require additional completion work or future re-completion before start of production with minor cost to access these reserves. In all cases, production can be initiated or restored with relatively low expenditure compared to the cost of drilling a new well. UNDEVELOPED RESERVES (SEC DEFINITIONS) Securities and Exchange Commission Regulation S-X §210.4-10(a)(31) defines undeveloped oil and gas reserves as follows: Undeveloped oil and gas reserves are reserves of any category that are expected to be recovered from new wells on undrilled acreage, or from existing wells where a relatively major expenditure is required for recompletion. (i) Reserves on undrilled acreage shall be limited to those directly offsetting development spacing areas that are reasonably certain of production when drilled, unless evidence using reliable technology exists that establishes reasonable certainty of economic producibility at greater distances. (ii) Undrilled locations can be classified as having undeveloped reserves only if a development plan has been adopted indicating that they are scheduled to be drilled within five years, unless the specific circumstances, justify a longer time. (iii) Under no circumstances shall estimates for undeveloped reserves be attributable to any acreage for which an application of fluid injection or other improved recovery technique is contemplated, unless such techniques have been proved effective by actual projects in the same reservoir or an analogous reservoir, as defined in paragraph (a)(2) of this section, or by other evidence using reliable technology establishing reasonable certainty.

APACHE CORPORATION TABLE OF CONTENTS (CONT.) TABLE NO. SOUTH TIMBALIER 295, OFFSHORE LA (CONT.) ST 295 OCS 05646 #A-16 ST (BP3) - PROVED BEHIND PIPE . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 33 ST 295 OCS 05646 #A-16 ST (BP4) - PROVED BEHIND PIPE . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 34 ST 295 OCS 05646 #A-16 ST (BP5) - PROVED BEHIND PIPE . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 35 ST 295 OCS 05646 #A-21 ST2 - PROVED PRODUCING . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 36 ST 295 OCS 05646 #A-21 ST2 (PDNP) - PROVED BEHIND PIPE . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 37 ST 295 OCS 05646 #A-22 ST3 - PROVED PRODUCING . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 38 ST 295 OCS 05646 #A-22 ST3 (BP1) - PROVED BEHIND PIPE . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 39 ST 295 OCS 05646 #A-22 ST3 (BP2) - PROVED BEHIND PIPE . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 40 ST 295 OCS 05646 #A-22 ST3 (BP3) - PROVED BEHIND PIPE . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 41 ST 295 OCS 05646 #A-22 ST3 (BP4) - PROVED BEHIND PIPE . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 42 ST 295 OCS 05646 #A-25 - PROVED PRODUCING . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 43 ST 295 OCS 05646 #A-27 - PROVED PRODUCING . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 44 ST 295 OCS 05646 #A-31 - PROVED PRODUCING . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 45 ST 295 OCS 05646 #A-32 (BP1) - PROVED BEHIND PIPE . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 46 ST 295 OCS 05646 #A-32 (BP2) - PROVED BEHIND PIPE . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 47 ST 295 OCS 05646 #B- 1 - PROVED SHUT-IN . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 48 ST 295 OCS 05646 #B- 2 - PROVED PRODUCING . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 49 ST 295 OCS 05646 #B- 5 - PROVED PRODUCING . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 50 ST 295 OCS 05646 #B- 5 (BP2) - PROVED BEHIND PIPE . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 51 ST 295 OCS 05646 #B- 6ST - PROVED PRODUCING . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 52 ST 295 OCS 05646 PLATFORM - PROVED PRODUCING . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 53 ST 295 OCS 05646 PLATFORM - PROVED BEHIND PIPE . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 54 NORTH PADRE IS. 969-976, OFFSHORE TX FIELD SUMMARY - PROVED DEPLETED . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 55 PN 969 OCS 05953 PLATFORM - PROVED DEPLETED . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 56 PN 976 OCS 05953 PLATFORM - PROVED DEPLETED . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 57 RYDER SCOTT COMPANY PETROLEUM CONSULTANTS - TBPE FIRM LICENSE No. F-1580

RYDER SCOTT COMPANY
PETROLEUM CONSULTANTS
TBPE FIRM LIC. NO. F-1580

APACHE CORPORATION
FIELD RANKING BY PROVED DISCOUNTED FUTURE NET INCOME
ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS
SHELL OFFSHORE VENTURE (SEC CASE)
AS OF DECEMBER 31, 2020

TABLE A
PAGE 1 OF 1

	RANK	NET RESERVES (BARRELS) OIL/COND *(A)*	NET RESERVES (MMCF) GAS	$ FUTURE NET INCOME *(B)*	$ FUTURE NET INCOME DISC. AT 10.0%	PERCENT OF TOTAL	CUMULATIVE PERCENT OF TOTAL	TABLE NUMBER
SOUTH TIMBALIER 295	1							
OFFSHORE LA								
TOTAL PROVED		349,994	597	7,536,474	5,253,238	110.765	110.765	8
SHIP SHOAL 258	2							
OFFSHORE LA								
TOTAL PROVED		0	0	-75,444	-73,667	-1.553	109.212	6
NORTH PADRE IS. 969-976	3							
OFFSHORE TX								
TOTAL PROVED		0	0	-450,996	-436,893	-9.212	100.000	55
TOTAL PROVED		349,994	597	7,010,035	4,742,678	100.000	100.000	

(A) EXCLUDES PLANT PRODUCTS
(B) BEFORE FEDERAL OR STATE INCOME TAXES

RYDER SCOTT COMPANY
PETROLEUM CONSULTANTS
TBPE FIRM LIC. NO. F-1580

TABLE B
PAGE 1 OF 2

APACHE CORPORATION
SUMMARY OF GROSS AND NET RESERVES AND INCOME DATA
ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS
SHELL OFFSHORE VENTURE (SEC CASE)
AS OF DECEMBER 31, 2020

		ESTIMATED REMAINING RESERVES						ESTIMATED FUTURE DOLLARS, $			
		100% GROSS			NET					NET INCOME BEFORE FIT	
	RESV TYPE (A)	(BARRELS) OIL/COND(B)	(BARRELS) PLANT PROD	(MMCF) GAS	(BARRELS) OIL/COND(B)	(BARRELS) PLANT PROD	(MMCF) SALES GAS	GROSS REV AFTER PROD TAX	TOTAL DEDUCTION	UNDISC	DISCOUNT AT 10.00%
OFFSHORE LA											
SHIP SHOAL 258											
OFFSHORE LA											
SS 258 OCS 05560 PLATFORM A/B	PV-DP	0	0	0	0	0	0	0	75,444	(75,444)	(73,667)
SOUTH TIMBALIER 295											
OFFSHORE LA											
ST 295 OCS 05646 #A- 3	PV-PD	159,226	16,719	478	9,399	987	23	428,251	53,650	374,601	254,091
ST 295 OCS 05646 #A- 3 (BP1)	PV-BP	45,267	7,209	206	2,672	426	10	130,252	21,606	108,645	37,721
ST 295 OCS 05646 #A- 3 (BP2)	PV-BP	0	0	0	0	0	0	0	0	0	0
ST 295 OCS 05646 #A- 3 (BP3)	PV-BP	0	0	0	0	0	0	0	0	0	0
ST 295 OCS 05646 #A- 4	PV-PD	62,753	3,957	113	3,704	234	5	159,667	19,369	140,298	120,207
ST 295 OCS 05646 #A- 4 (BP1)	PV-BP	548,200	40,249	1,150	32,359	2,376	54	1,414,490	324,132	1,090,358	600,605
ST 295 OCS 07780 #A-10 ST	PV-SI	0	0	0	0	0	0	0	0	0	0
ST 295 OCS 07780 #A-10 ST (BP2)	PV-BP	107,900	12,285	351	6,369	725	17	293,959	75,745	218,214	173,826
ST 295 OCS 07780 #A-10 ST (BP3)	PV-BP	367,900	24,570	702	21,716	1,450	33	941,709	255,260	686,449	376,379
ST 295 OCS 07780 #A-10 ST (BP4)	PV-BP	63,000	4,851	139	3,719	286	7	163,512	28,838	134,674	47,704
ST 295 OCS 07780 #A-10 ST (BP5)	PV-BP	46,738	4,090	117	2,759	241	6	123,022	24,772	98,250	29,875
ST 295 OCS 05646 #A-11	PV-PD	302,815	12,876	368	17,875	760	17	748,942	51,714	697,229	534,276
ST 295 OCS 05646 #A-11	PV-SI	0	0	0	0	0	0	0	0	0	0
ST 295 OCS 05646 #A-11 (BP1)	PV-BP	427,300	59,605	1,703	25,223	3,518	80	1,200,288	204,285	996,003	861,484
ST 295 OCS 05646 #A-11 (BP2)	PV-BP	247,000	16,625	475	14,580	981	22	632,094	40,835	591,258	362,513
ST 295 OCS 05646 #A-11 (BP3)	PV-BP	170,400	11,165	319	10,058	659	15	435,014	46,287	388,728	169,682
ST 295 OCS 05646 #A-13 ST	PV-SI	0	0	0	0	0	0	0	0	0	0
ST 295 OCS 05646 #A-14	PV-PD	250	175	5	15	10	0	1,189	1,112	76	75
ST 295 OCS 05646 #A-15	PV-PD	9,942	1,914	55	587	113	3	29,752	18,671	11,081	9,632
ST 295 OCS 05646 #A-16 ST	PV-PD	38,451	3,487	100	2,270	206	5	101,510	18,691	82,819	70,962
ST 295 OCS 05646 #A-16 ST (BP2)	PV-BP	598,600	30,380	868	35,334	1,793	41	1,497,556	192,321	1,305,235	733,167
ST 295 OCS 05646 #A-16 ST (BP3)	PV-BP	39,700	2,835	81	2,343	167	4	102,160	23,555	78,605	26,951
ST 295 OCS 05646 #A-16 ST (BP4)	PV-BP	187,542	19,549	559	11,070	1,154	26	503,914	36,472	467,441	144,973
ST 295 OCS 05646 #A-16 ST (BP5)	PV-BP	0	0	0	0	0	0	0	0	0	0
ST 295 OCS 05646 #A-21 ST2	PV-PD	49,739	8,655	119	2,936	511	6	134,357	18,062	116,294	99,031
ST 295 OCS 05646 #A-21 ST2 (PDNP)	PV-BP	71,991	6,299	180	4,249	372	8	189,264	29,126	160,138	92,599
ST 295 OCS 05646 #A-22 ST3	PV-PD	129,565	5,619	161	7,648	332	8	320,826	28,304	292,523	246,212
ST 295 OCS 05646 #A-22 ST3 (BP1)	PV-BP	1,158,105	89,429	2,555	68,360	5,279	121	3,003,432	198,598	2,804,834	1,335,209
ST 295 OCS 05646 #A-22 ST3 (BP2)	PV-BP	0	0	0	0	0	0	0	0	0	0
ST 295 OCS 05646 #A-22 ST3 (BP3)	PV-BP	0	0	0	0	0	0	0	0	0	0
ST 295 OCS 05646 #A-22 ST3 (BP4)	PV-BP	0	0	0	0	0	0	0	0	0	0
ST 295 OCS 05646 #A-25	PV-PD	5,300	464	13	313	27	1	13,934	5,986	7,948	7,491
ST 295 OCS 05646 #A-27	PV-PD	21,181	1,853	53	1,250	109	3	55,683	17,213	38,471	33,496
ST 295 OCS 05646 #A-31	PV-PD	30,707	5,828	167	1,813	344	8	91,603	16,760	74,843	66,307
ST 295 OCS 05646 #A-32 (BP1)	PV-BP	830,800	34,300	980	49,040	2,025	46	2,051,236	210,602	1,840,634	1,310,126
ST 295 OCS 05646 #A-32 (BP2)	PV-BP	0	0	0	0	0	0	0	0	0	0
ST 295 OCS 05646 #B- 1	PV-SI	0	0	0	0	0	0	0	0	0	0
ST 295 OCS 05646 #B- 2	PV-PD	2,789	458	13	165	27	1	8,072	4,211	3,861	3,723
ST 295 OCS 05646 #B- 5	PV-PD	7,163	446	13	423	26	1	18,206	3,848	14,357	13,845
ST 295 OCS 05646 #B- 5 (BP2)	PV-BP	199,000	20,895	597	11,747	1,233	28	535,227	51,919	483,308	388,327
ST 295 OCS 05646 #B- 6ST	PV-PD	0	0	0	0	0	0	0	0	0	0
ST 295 OCS 05646 PLATFORM	PV-PD	0	0	0	0	0	0	0	793,841	(793,841)	(534,083)
ST 295 OCS 05646 PLATFORM	PV-BP	0	0	0	0	0	0	0	4,976,860	(4,976,860)	(2,363,169)

RYDER SCOTT COMPANY
PETROLEUM CONSULTANTS
TBPE FIRM LIC. NO. F-1580

TABLE B
PAGE 2 OF 2

APACHE CORPORATION
SUMMARY OF GROSS AND NET RESERVES AND INCOME DATA
ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS
SHELL OFFSHORE VENTURE (SEC CASE)
AS OF DECEMBER 31, 2020

		ESTIMATED REMAINING RESERVES						ESTIMATED FUTURE DOLLARS, $			
		100% GROSS			NET					NET INCOME BEFORE FIT	
	RESV TYPE (A)	(BARRELS) OIL/COND(B)	(BARRELS) PLANT PROD	(MMCF) GAS	(BARRELS) OIL/COND(B)	(BARRELS) PLANT PROD	(MMCF) SALES GAS	GROSS REV AFTER PROD TAX	TOTAL DEDUCTION	UNDISC	DISCOUNT AT 10.00%
OFFSHORE LA (CONT.)											
SOUTH TIMBALIER 295 (CONT.) OFFSHORE LA											
PROVED PRODUCING		819,880	62,449	1,656	48,396	3,686	78	2,111,991	1,051,432	1,060,560	925,266
PROVED SHUT-IN		0	0	0	0	0	0	0	0	0	0
PROVED BEHIND PIPE		5,109,442	384,334	10,981	301,599	22,686	519	13,217,128	6,741,214	6,475,915	4,327,972
TOTAL PROVED		5,929,322	446,783	12,637	349,994	26,373	597	15,329,120	7,792,645	7,536,474	5,253,238
OFFSHORE TX											
NORTH PADRE IS. 969-976 OFFSHORE TX											
PN 969 OCS 05953 PLATFORM	PV-DP	0	0	0	0	0	0	0	167,521	(167,521)	(162,282)
PN 976 OCS 05953 PLATFORM	PV-DP	0	0	0	0	0	0	0	283,475	(283,475)	(274,610)
TOTAL PROVED		0	0	0	0	0	0	0	450,996	(450,996)	(436,893)
GRAND SUMMARIES											
PROVED PRODUCING		819,880	62,449	1,656	48,396	3,686	78	2,111,991	1,051,432	1,060,560	925,266
PROVED BEHIND PIPE		5,109,442	384,334	10,981	301,599	22,686	519	13,217,128	6,741,214	6,475,915	4,327,972
PROVED DEPLETED		0	0	0	0	0	0	0	526,439	(526,439)	(510,560)
TOTAL PROVED		5,929,322	446,783	12,637	349,994	26,373	597	15,329,120	8,319,085	7,010,035	4,742,678

(A) RESERVE TYPES: PV = PROVED, PB = PROBABLE, PS = POSSIBLE

PD = PRODUCING, BP = BEHIND PIPE, SI = SHUT IN, UD = UNDEVELOPED

STATUS: DP = DEPLETED, PB = PAYBACK, NP = NON-PRODUCING

(B) EXCLUDES PLANT PRODUCTS

RYDER SCOTT COMPANY
PETROLEUM CONSULTANTS
TBPE FIRM LIC. NO. F-1580

APACHE CORPORATION
SUMMARY OF INITIAL BASIC DATA
ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS
SHELL OFFSHORE VENTURE (SEC CASE)
AS OF DECEMBER 31, 2020

TABLE C
PAGE 1 OF 1

	PRIM PROD	(A) RESV TYPE	NO. OF WELLS	LOCATION SEC TWP RNG	---- INTERESTS ----- ---- EVALUATED ---- W.I.	N.R.I.	LIQUIDS PRICE $/bbl	GAS PRICE $/Mcf	NGL PRICE $/bbl	GROSS COST $/MONTH
SHIP SHOAL 258										
OFFSHORE LA										
SS 258 OCS 05560 PLATFORM A/B	FAC	PV-DP	0		0.000000	0.000000	-	-	-	0
SOUTH TIMBALIER 295										
OFFSHORE LA										
ST 295 OCS 05646 #A- 3	OIL	PV-PD	1		0.070833	0.054103	39.41	1.94	14.33	0
ST 295 OCS 05646 #A- 3 (BP1)	OIL	PV-BP	1		0.070833	0.059028	39.41	1.94	14.33	0
ST 295 OCS 05646 #A- 3 (BP2)	OIL	PV-BP	0		0.000000	0.000000	39.41	1.94	-	0
ST 295 OCS 05646 #A- 3 (BP3)	OIL	PV-BP	0		0.000000	0.000000	39.41	1.94	-	0
ST 295 OCS 05646 #A- 4	OIL	PV-PD	1		0.070833	0.045586	39.41	1.94	14.33	0
ST 295 OCS 05646 #A- 4 (BP1)	OIL	PV-BP	1		0.070833	0.059028	39.41	1.94	14.33	0
ST 295 OCS 07780 #A-10 ST	GAS	PV-SI	0		0.000000	0.000000	-	-	-	0
ST 295 OCS 07780 #A-10 ST (BP2)	OIL	PV-BP	1		0.070833	0.059028	39.41	1.97	14.33	0
ST 295 OCS 07780 #A-10 ST (BP3)	OIL	PV-BP	1		0.070833	0.059028	39.41	1.97	14.33	0
ST 295 OCS 07780 #A-10 ST (BP4)	OIL	PV-BP	1		0.070833	0.059028	39.41	1.97	14.33	0
ST 295 OCS 07780 #A-10 ST (BP5)	OIL	PV-BP	1		0.070833	0.059028	39.41	1.97	14.33	0
ST 295 OCS 05646 #A-11	OIL	PV-PD	1		0.070833	0.279251	39.41	1.94	14.33	0
ST 295 OCS 05646 #A-11	OIL	PV-SI	0		0.000000	0.000000	-	-	-	0
ST 295 OCS 05646 #A-11 (BP1)	GAS	PV-BP	1		0.070833	0.059028	39.41	1.94	14.33	0
ST 295 OCS 05646 #A-11 (BP2)	OIL	PV-BP	1		0.070833	0.059028	39.41	1.94	14.33	0
ST 295 OCS 05646 #A-11 (BP3)	GAS	PV-BP	1		0.070833	0.059028	39.41	1.94	14.33	0
ST 295 OCS 05646 #A-13 ST	GAS	PV-SI	0		0.000000	0.000000	-	-	-	0
ST 295 OCS 05646 #A-14	GAS	PV-PD	1		0.070833	0.009177	-	-	14.33	0
ST 295 OCS 05646 #A-15	OIL	PV-PD	1		0.070833	0.049858	39.41	1.94	14.33	0
ST 295 OCS 05646 #A-16 ST	OIL	PV-PD	1		0.070833	0.044221	39.41	1.94	14.33	0
ST 295 OCS 05646 #A-16 ST (BP2)	OIL	PV-BP	1		0.070833	0.059028	39.41	1.94	14.33	0
ST 295 OCS 05646 #A-16 ST (BP3)	OIL	PV-BP	1		0.070833	0.059028	39.41	1.94	14.33	0
ST 295 OCS 05646 #A-16 ST (BP4)	OIL	PV-BP	1		0.070833	0.059028	39.41	1.94	14.33	0
ST 295 OCS 05646 #A-16 ST (BP5)	OIL	PV-BP	0		0.000000	0.000000	39.41	1.94	-	0
ST 295 OCS 05646 #A-21 ST2	OIL	PV-PD	1		0.070833	0.323829	39.41	1.94	14.33	0
ST 295 OCS 05646 #A-21 ST2 (PDNP)	OIL	PV-BP	1		0.070833	0.059028	39.41	1.94	14.33	0
ST 295 OCS 05646 #A-22 ST3	OIL	PV-PD	1		0.070833	0.057773	39.41	1.94	14.33	0
ST 295 OCS 05646 #A-22 ST3 (BP1)	OIL	PV-BP	1		0.070833	0.059028	39.41	1.94	14.33	0
ST 295 OCS 05646 #A-22 ST3 (BP2)	OIL	PV-BP	0		0.000000	0.000000	39.41	1.94	-	0
ST 295 OCS 05646 #A-22 ST3 (BP3)	OIL	PV-BP	0		0.000000	0.000000	39.41	1.94	-	0
ST 295 OCS 05646 #A-22 ST3 (BP4)	OIL	PV-BP	0		0.000000	0.000000	39.41	1.94	-	0
ST 295 OCS 05646 #A-25	OIL	PV-PD	1		0.070833	0.072482	39.41	1.94	14.33	0
ST 295 OCS 05646 #A-27	OIL	PV-PD	1		0.070833	0.067832	39.41	1.94	14.33	0
ST 295 OCS 05646 #A-31	OIL	PV-PD	1		0.070833	0.039115	39.41	1.94	14.33	0
ST 295 OCS 05646 #A-32 (BP1)	OIL	PV-BP	1		0.070833	0.059028	39.41	1.94	14.33	0
ST 295 OCS 05646 #A-32 (BP2)	OIL	PV-BP	0		0.000000	0.000000	39.41	1.94	-	0
ST 295 OCS 05646 #B- 1	OIL	PV-SI	0		0.000000	0.000000	-	-	-	0
ST 295 OCS 05646 #B- 2	OIL	PV-PD	1		0.070833	0.008834	39.41	1.94	14.33	0
ST 295 OCS 05646 #B- 5	OIL	PV-PD	1		0.070833	0.008239	39.41	1.94	14.33	0
ST 295 OCS 05646 #B- 5 (BP2)	OIL	PV-BP	1		0.070833	0.059028	39.41	1.94	14.33	0
ST 295 OCS 05646 #B- 6ST	OIL	PV-PD	0		0.070833	0.002574	39.41	1.94	-	0
ST 295 OCS 05646 PLATFORM	FAC	PV-PD	0		0.000000	0.000000	-	-	-	0
ST 295 OCS 05646 PLATFORM	FAC	PV-BP	0		0.000000	0.000000	-	-	-	0
NORTH PADRE IS. 969-976										
OFFSHORE TX										
PN 969 OCS 05953 PLATFORM	FAC	PV-DP	0		0.000000	0.000000	-	-	-	0
PN 976 OCS 05953 PLATFORM	FAC	PV-DP	0		0.000000	0.000000	-	-	-	0

(A) RESERVE TYPES: PV = PROVED
PB = PROBABLE
PS = POSSIBLE

STATUS: PD = PRODUCING
BP = BEHIND PIPE
SI = SHUT IN
UD = UNDEVELOPED
DP = DEPLETED
PB = PAYBACK
NP = NON-PRODUCING

ALL CATEGORIES TOTAL PROVED APACHE CORPORATION ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS SHELL OFFSHORE VENTURE (SEC CASE) AS OF DECEMBER 31, 2020 TABLE 1 GRAND SUMMARY 25.00 20.00 15.00 10.00 5.00 2,809,341 3,309,841 3,941,706 4,742,678 5,754,710 REVENUE INTEREST PRODUCT PRICES Expense Oil/ Plant Oil/Cond Plt. Prod. Gas FUTURE NET INCOME - $ Interest Condensate Products Gas ($/bbl) ($/bbl) ($/Mcf) COMPOUNDED MONTHLY INITIAL FINAL REMARKS % % % % % DISCOUNTED Year AVERAGE PRICESESTIMATED 8/8THS PRODUCTION COMPANY NET PRODUCTION Number Oil/Cond. Plt Prod. GasOil/Cond.GasPlant ProductsOil/Cond. Plant Products Sales Gas of Wells ($/bbl) ($/bbl) ($/Mcf) (Barrels)(MMcf) (Barrels) (Barrels) (Barrels) (MMcf) 446,516 47,749 1,323 26,357 2,819 63 39.41 14.33 1.94 142021 574,697 50,192 1,401 33,923 2,963 66 39.41 14.33 1.94 132022 521,879 38,884 1,084 30,805 2,295 51 39.41 14.33 1.94 132023 405,940 28,351 788 23,962 1,674 37 39.41 14.33 1.94 122024 839,568 52,804 1,504 49,558 3,117 71 39.41 14.33 1.94 102025 690,078 44,885 1,282 40,734 2,649 61 39.41 14.33 1.94 102026 742,894 51,749 1,479 43,851 3,055 70 39.41 14.33 1.94 92027 516,315 35,950 1,027 30,477 2,122 49 39.41 14.33 1.94 92028 353,759 24,805 709 20,882 1,464 33 39.41 14.33 1.94 92029 234,365 16,929 484 13,834 999 23 39.41 14.33 1.94 72030 200,371 16,296 466 11,827 962 22 39.41 14.33 1.94 52031 179,202 16,097 460 10,578 950 22 39.41 14.33 1.94 52032 223,738 22,093 631 13,207 1,304 30 39.41 14.33 1.94 42033 39,056 Sub-Total Remainder Total Future 5,929,322 446,783 12,637 349,994 26,373 597 39.41 14.33 1.94 5,929,322 446,783 12,637 349,994 26,373 597 39.41 14.33 1.94 0 0 0 0 0 0 0.00 0.00 0.00 Cumulative Ultimate 12,321,547 0 18,250,868 446,783 51,694 COMPANY FUTURE GROSS REVENUE (FGR) - $ PRODUCTION TAXES - $ FGR AFTER From From From Oil/ Plant Prod./ PRODUCTION TAXES - $OtherCondensateOtherPlant ProductsYear TotalOil/Condensate Gas Gas 1,200,328 1,038,617 40,395 121,316 0 0 0 1,200,328 02021 1,507,777 1,336,772 42,462 128,544 0 0 0 1,507,777 02022 1,346,295 1,213,915 32,895 99,485 0 0 0 1,346,295 02023 1,040,578 944,236 23,985 72,357 0 0 0 1,040,578 02024 2,135,612 1,952,874 44,671 138,067 0 0 0 2,135,612 02025 1,760,789 1,605,154 37,972 117,663 0 0 0 1,760,789 02026 1,907,320 1,728,007 43,779 135,534 0 0 0 1,907,320 02027 1,325,531 1,200,973 30,413 94,145 0 0 0 1,325,531 02028 908,797 822,859 20,984 64,953 0 0 0 908,797 02029 603,790 545,143 14,321 44,325 0 0 0 603,790 02030 522,615 466,073 13,786 42,755 0 0 0 522,615 02031 472,622 416,831 13,618 42,173 0 0 0 472,622 02032 597,067 520,425 18,691 57,951 0 0 0 597,067 02033 Remainder Total Future Sub-Total 13,791,881 1,159,267 377,972 0 15,329,120 0 0 15,329,120 13,791,881 15,329,120 377,972 1,159,267 0 0 0 0 0 0 0 0 0 0 0 15,329,120 0 0 0 DEDUCTIONS - $ FUTURE NET INCOME BEFORE TAXES - $ Operating Ad Valorem Development DiscountedUndiscounted Year Costs Taxes Costs Other Total Annual Cumulative @ 10.00% 1,162,918 0 743,898 388,094 30,926 37,410 20,384 37,4102021 574,858 0 155,833 386,040 32,984 932,920 804,034 970,3302022 412,255 0 0 386,749 25,506 934,040 739,456 1,904,3692023 810,772 0 410,833 381,436 18,503 229,805 171,085 2,134,1752024 644,218 0 233,750 374,353 36,115 1,491,395 967,124 3,625,5692025 509,009 0 106,250 371,874 30,885 1,251,780 739,668 4,877,3492026 423,065 0 17,708 369,749 35,608 1,484,255 802,419 6,361,6042027 394,485 0 0 369,749 24,737 931,045 457,566 7,292,6492028 386,108 0 0 369,040 17,068 522,689 233,865 7,815,3382029 377,501 0 3,542 362,311 11,648 226,289 92,208 8,041,6272030 401,149 0 35,417 354,519 11,213 121,465 44,820 8,163,0922031 380,116 0 17,708 351,332 11,076 92,506 30,348 8,255,5982032 1,842,629 0 1,478,929 348,499 15,202 -1,245,563 -360,297 7,010,0352033 Remainder Total Future Sub-Total 4,813,743 8,319,085 0 3,203,867 301,474 7,010,035 4,742,678 4,813,743 0 3,203,867 301,474 8,319,085 4,742,678 7,010,035 0 0 0 0 0 0 0 7,010,035 Life of summary is: 13.00 years. These data are part of a Ryder Scott report and are subject to the conditions in the text of the report.

PRODUCING PROVED APACHE CORPORATION ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS SHELL OFFSHORE VENTURE (SEC CASE) AS OF DECEMBER 31, 2020 TABLE 2 GRAND SUMMARY 25.00 20.00 15.00 10.00 5.00 742,998 796,494 857,424 925,266 996,584 REVENUE INTEREST PRODUCT PRICES Expense Oil/ Plant Oil/Cond Plt. Prod. Gas FUTURE NET INCOME - $ Interest Condensate Products Gas ($/bbl) ($/bbl) ($/Mcf) COMPOUNDED MONTHLY INITIAL FINAL REMARKS % % % % % DISCOUNTED Year AVERAGE PRICESESTIMATED 8/8THS PRODUCTION COMPANY NET PRODUCTION Number Oil/Cond. Plt Prod. GasOil/Cond.GasPlant ProductsOil/Cond. Plant Products Sales Gas of Wells ($/bbl) ($/bbl) ($/Mcf) (Barrels)(MMcf) (Barrels) (Barrels) (Barrels) (MMcf) 222,062 17,376 455 13,108 1,026 22 39.41 14.33 1.94 122021 166,702 13,082 340 9,840 772 16 39.41 14.33 1.94 92022 132,640 10,625 277 7,829 627 13 39.41 14.33 1.94 92023 97,678 7,297 187 5,766 431 9 39.41 14.33 1.94 82024 56,422 3,687 101 3,330 218 5 39.41 14.33 1.94 32025 42,818 2,786 80 2,527 164 4 39.41 14.33 1.94 32026 31,298 2,238 64 1,847 132 3 39.41 14.33 1.94 22027 26,913 2,002 57 1,589 118 3 39.41 14.33 1.94 22028 23,338 1,803 52 1,378 106 2 39.41 14.33 1.94 22029 19,413 1,529 44 1,146 90 2 39.41 14.33 1.94 22030 595 25 1 35 1 0 39.41 14.33 1.94 02031 0 0 0 0 0 0 0.00 0.00 0.00 02032 0 0 0 0 0 0 0.00 0.00 0.00 02033 31,507 Sub-Total Remainder Total Future 819,880 62,449 1,656 48,396 3,686 78 39.41 14.33 1.94 819,880 62,449 1,656 48,396 3,686 78 39.41 14.33 1.94 0 0 0 0 0 0 0.00 0.00 0.00 Cumulative Ultimate 10,190,376 0 11,010,256 62,449 33,164 COMPANY FUTURE GROSS REVENUE (FGR) - $ PRODUCTION TAXES - $ FGR AFTER From From From Oil/ Plant Prod./ PRODUCTION TAXES - $OtherCondensateOtherPlant ProductsYear TotalOil/Condensate Gas Gas 573,024 516,527 14,700 41,798 0 0 0 573,024 02021 430,104 387,757 11,067 31,280 0 0 0 430,104 02022 342,944 308,528 8,989 25,427 0 0 0 342,944 02023 250,559 227,204 6,173 17,182 0 0 0 250,559 02024 143,590 131,240 3,119 9,231 0 0 0 143,590 02025 109,243 99,598 2,357 7,289 0 0 0 109,243 02026 80,548 72,800 1,893 5,855 0 0 0 80,548 02027 69,531 62,600 1,693 5,237 0 0 0 69,531 02028 60,527 54,286 1,525 4,716 0 0 0 60,527 02029 50,450 45,156 1,293 4,000 0 0 0 50,450 02030 1,471 1,383 21 66 0 0 0 1,471 02031 0 0 0 0 0 0 0 0 02032 0 0 0 0 0 0 0 0 02033 Remainder Total Future Sub-Total 1,907,079 152,082 52,831 0 2,111,991 0 0 2,111,991 1,907,079 2,111,991 52,831 152,082 0 0 0 0 0 0 0 0 0 0 0 2,111,991 0 0 0 DEDUCTIONS - $ FUTURE NET INCOME BEFORE TAXES - $ Operating Ad Valorem Development DiscountedUndiscounted Year Costs Taxes Costs Other Total Annual Cumulative @ 10.00% 250,530 0 0 240,504 10,027 322,494 308,712 322,4942021 147,526 0 0 140,076 7,449 282,579 245,713 605,0732022 122,536 0 0 116,475 6,062 220,407 174,195 825,4802023 162,671 0 0 158,655 4,016 87,888 63,433 913,3682024 39,599 0 0 37,281 2,318 103,991 67,983 1,017,3592025 33,629 0 0 31,712 1,917 75,614 44,948 1,092,9732026 22,912 0 0 21,372 1,540 57,636 31,083 1,150,6092027 25,540 0 0 24,163 1,377 43,991 21,569 1,194,6002028 29,450 0 0 28,210 1,240 31,077 13,856 1,225,6772029 33,714 0 0 32,662 1,052 16,735 6,830 1,242,4122030 1,176 0 0 1,158 17 295 126 1,242,7082031 0 0 0 0 0 0 0 1,242,7082032 182,148 0 182,148 0 0 -182,148 -53,182 1,060,5602033 Remainder Total Future Sub-Total 832,268 1,051,432 0 182,148 37,015 1,060,560 925,266 832,268 0 182,148 37,015 1,051,432 925,266 1,060,560 0 0 0 0 0 0 0 1,060,560 Life of summary is: 13.00 years. These data are part of a Ryder Scott report and are subject to the conditions in the text of the report.

SHUT-IN PROVED APACHE CORPORATION ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS SHELL OFFSHORE VENTURE (SEC CASE) AS OF DECEMBER 31, 2020 TABLE 3 GRAND SUMMARY 25.00 20.00 15.00 10.00 5.00 0 0 0 0 0 REVENUE INTEREST PRODUCT PRICES Expense Oil/ Plant Oil/Cond Plt. Prod. Gas FUTURE NET INCOME - $ Interest Condensate Products Gas ($/bbl) ($/bbl) ($/Mcf) COMPOUNDED MONTHLY INITIAL FINAL REMARKS % % % % % DISCOUNTED Year AVERAGE PRICESESTIMATED 8/8THS PRODUCTION COMPANY NET PRODUCTION Number Oil/Cond. Plt Prod. GasOil/Cond.GasPlant ProductsOil/Cond. Plant Products Sales Gas of Wells ($/bbl) ($/bbl) ($/Mcf) (Barrels)(MMcf) (Barrels) (Barrels) (Barrels) (MMcf) 3,149 Sub-Total Remainder Total Future 0 0 0 0 0 0 0.00 0.00 0.00 0 0 0 0 0 0 0.00 0.00 0.00 0 0 0 0 0 0 0.00 0.00 0.00 Cumulative Ultimate 1,084,416 0 1,084,416 0 3,149 COMPANY FUTURE GROSS REVENUE (FGR) - $ PRODUCTION TAXES - $ FGR AFTER From From From Oil/ Plant Prod./ PRODUCTION TAXES - $OtherCondensateOtherPlant ProductsYear TotalOil/Condensate Gas Gas Remainder Total Future Sub-Total 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 DEDUCTIONS - $ FUTURE NET INCOME BEFORE TAXES - $ Operating Ad Valorem Development DiscountedUndiscounted Year Costs Taxes Costs Other Total Annual Cumulative @ 10.00 % Remainder Total Future Sub-Total 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 Life of summary is: 0.00 years. These data are part of a Ryder Scott report and are subject to the conditions in the text of the report.

BEHIND PIPE PROVED APACHE CORPORATION ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS SHELL OFFSHORE VENTURE (SEC CASE) AS OF DECEMBER 31, 2020 TABLE 4 GRAND SUMMARY 25.00 20.00 15.00 10.00 5.00 2,556,361 3,009,832 3,587,602 4,327,972 5,276,376 REVENUE INTEREST PRODUCT PRICES Expense Oil/ Plant Oil/Cond Plt. Prod. Gas FUTURE NET INCOME - $ Interest Condensate Products Gas ($/bbl) ($/bbl) ($/Mcf) COMPOUNDED MONTHLY INITIAL FINAL REMARKS % % % % % DISCOUNTED Year AVERAGE PRICESESTIMATED 8/8THS PRODUCTION COMPANY NET PRODUCTION Number Oil/Cond. Plt Prod. GasOil/Cond.GasPlant ProductsOil/Cond. Plant Products Sales Gas of Wells ($/bbl) ($/bbl) ($/Mcf) (Barrels)(MMcf) (Barrels) (Barrels) (Barrels) (MMcf) 224,454 30,373 868 13,249 1,793 41 39.41 14.33 1.94 12021 407,995 37,110 1,060 24,083 2,191 50 39.41 14.33 1.94 42022 389,239 28,259 807 22,976 1,668 38 39.41 14.33 1.94 42023 308,262 21,055 602 18,196 1,243 28 39.41 14.33 1.94 42024 783,146 49,117 1,403 46,227 2,899 66 39.41 14.33 1.94 72025 647,260 42,100 1,203 38,206 2,485 57 39.41 14.33 1.94 72026 711,597 49,511 1,415 42,004 2,923 67 39.41 14.33 1.94 72027 489,402 33,948 970 28,888 2,004 46 39.41 14.33 1.94 72028 330,420 23,002 657 19,504 1,358 31 39.41 14.33 1.94 72029 214,951 15,400 440 12,688 909 21 39.41 14.33 1.94 52030 199,777 16,271 465 11,792 960 22 39.41 14.33 1.94 52031 179,202 16,097 460 10,578 950 22 39.41 14.33 1.94 52032 223,738 22,093 631 13,207 1,304 30 39.41 14.33 1.94 42033 4,400 Sub-Total Remainder Total Future 5,109,442 384,334 10,981 301,599 22,686 519 39.41 14.33 1.94 5,109,442 384,334 10,981 301,599 22,686 519 39.41 14.33 1.94 0 0 0 0 0 0 0.00 0.00 0.00 Cumulative Ultimate 1,046,755 0 6,156,197 384,334 15,381 COMPANY FUTURE GROSS REVENUE (FGR) - $ PRODUCTION TAXES - $ FGR AFTER From From From Oil/ Plant Prod./ PRODUCTION TAXES - $OtherCondensateOtherPlant ProductsYear TotalOil/Condensate Gas Gas 627,304 522,090 25,695 79,519 0 0 0 627,304 02021 1,077,673 949,015 31,394 97,264 0 0 0 1,077,673 02022 1,003,351 905,387 23,906 74,057 0 0 0 1,003,351 02023 790,019 717,033 17,812 55,174 0 0 0 790,019 02024 1,992,022 1,821,634 41,552 128,836 0 0 0 1,992,022 02025 1,651,546 1,505,556 35,616 110,374 0 0 0 1,651,546 02026 1,826,771 1,655,207 41,885 129,678 0 0 0 1,826,771 02027 1,256,000 1,138,373 28,719 88,908 0 0 0 1,256,000 02028 848,269 768,573 19,460 60,237 0 0 0 848,269 02029 553,340 499,987 13,028 40,325 0 0 0 553,340 02030 521,144 464,690 13,765 42,689 0 0 0 521,144 02031 472,622 416,831 13,618 42,173 0 0 0 472,622 02032 597,067 520,425 18,691 57,951 0 0 0 597,067 02033 Remainder Total Future Sub-Total 11,884,802 1,007,185 325,141 0 13,217,128 0 0 13,217,128 11,884,802 13,217,128 325,141 1,007,185 0 0 0 0 0 0 0 0 0 0 0 13,217,128 0 0 0 DEDUCTIONS - $ FUTURE NET INCOME BEFORE TAXES - $ Operating Ad Valorem Development DiscountedUndiscounted Year Costs Taxes Costs Other Total Annual Cumulative @ 10.00% 385,949 0 217,458 147,591 20,900 241,355 222,232 241,3552021 427,332 0 155,833 245,964 25,535 650,341 558,320 891,6962022 289,719 0 0 270,274 19,445 713,632 565,261 1,605,3292023 648,102 0 410,833 222,781 14,488 141,917 107,651 1,747,2462024 604,618 0 233,750 337,072 33,797 1,387,404 899,141 3,134,6492025 475,380 0 106,250 340,162 28,968 1,176,166 694,721 4,310,8152026 400,152 0 17,708 348,376 34,068 1,426,619 771,337 5,737,4342027 368,945 0 0 345,586 23,359 887,055 435,996 6,624,4892028 356,658 0 0 340,830 15,828 491,611 220,008 7,116,1002029 343,787 0 3,542 329,649 10,596 209,553 85,378 7,325,6542030 399,973 0 35,417 353,361 11,196 121,170 44,693 7,446,8242031 380,116 0 17,708 351,332 11,076 92,506 30,348 7,539,3302032 1,660,482 0 1,296,781 348,499 15,202 -1,063,415 -307,115 6,475,9152033 Remainder Total Future Sub-Total 3,981,475 6,741,214 0 2,495,280 264,459 6,475,915 4,327,972 3,981,475 0 2,495,280 264,459 6,741,214 4,327,972 6,475,915 0 0 0 0 0 0 0 6,475,915 Life of summary is: 13.00 years. These data are part of a Ryder Scott report and are subject to the conditions in the text of the report.

DEPLETED PROVED APACHE CORPORATION ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS SHELL OFFSHORE VENTURE (SEC CASE) AS OF DECEMBER 31, 2020 TABLE 5 GRAND SUMMARY 25.00 20.00 15.00 10.00 5.00 -490,018 -496,485 -503,320 -510,560 -518,249 REVENUE INTEREST PRODUCT PRICES Expense Oil/ Plant Oil/Cond Plt. Prod. Gas FUTURE NET INCOME - $ Interest Condensate Products Gas ($/bbl) ($/bbl) ($/Mcf) COMPOUNDED MONTHLY INITIAL FINAL REMARKS % % % % % DISCOUNTED Year AVERAGE PRICESESTIMATED 8/8THS PRODUCTION COMPANY NET PRODUCTION Number Oil/Cond. Plt Prod. GasOil/Cond.GasPlant ProductsOil/Cond. Plant Products Sales Gas of Wells ($/bbl) ($/bbl) ($/Mcf) (Barrels)(MMcf) (Barrels) (Barrels) (Barrels) (MMcf) 0 0 0 0 0 0 0.00 0.00 0.00 02021 0 Sub-Total Remainder Total Future 0 0 0 0 0 0 0.00 0.00 0.00 0 0 0 0 0 0 0.00 0.00 0.00 0 0 0 0 0 0 0.00 0.00 0.00 Cumulative Ultimate 0 0 0 0 0 COMPANY FUTURE GROSS REVENUE (FGR) - $ PRODUCTION TAXES - $ FGR AFTER From From From Oil/ Plant Prod./ PRODUCTION TAXES - $OtherCondensateOtherPlant ProductsYear TotalOil/Condensate Gas Gas 0 0 0 0 0 0 0 0 02021 Remainder Total Future Sub-Total 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 DEDUCTIONS - $ FUTURE NET INCOME BEFORE TAXES - $ Operating Ad Valorem Development DiscountedUndiscounted Year Costs Taxes Costs Other Total Annual Cumulative @ 10.00% 526,439 0 526,439 0 0 -526,439 -510,560-526,4392021 Remainder Total Future Sub-Total 0 526,439 0 526,439 0 -526,439 -510,560 0 0 526,439 0 526,439 -510,560-526,439 0 0 0 0 0 0 0-526,439 Life of summary is: 0.42 years. These data are part of a Ryder Scott report and are subject to the conditions in the text of the report.

DEPLETED PROVED APACHE CORPORATION ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS SHELL OFFSHORE VENTURE (SEC CASE) AS OF DECEMBER 31, 2020 TABLE 6 FIELD SUMMARY SHIP SHOAL 258, OFFSHORE LA 25.00 20.00 15.00 10.00 5.00 -71,350 -72,082 -72,853 -73,667 -74,529 REVENUE INTEREST PRODUCT PRICES Expense Oil/ Plant Oil/Cond Plt. Prod. Gas FUTURE NET INCOME - $ Interest Condensate Products Gas ($/bbl) ($/bbl) ($/Mcf) COMPOUNDED MONTHLY INITIAL FINAL REMARKS % % % % % DISCOUNTED Year AVERAGE PRICESESTIMATED 8/8THS PRODUCTION COMPANY NET PRODUCTION Number Oil/Cond. Plt Prod. GasOil/Cond.GasPlant ProductsOil/Cond. Plant Products Sales Gas of Wells ($/bbl) ($/bbl) ($/Mcf) (Barrels)(MMcf) (Barrels) (Barrels) (Barrels) (MMcf) 0 0 0 0 0 0 0.00 0.00 0.00 02021 0 Sub-Total Remainder Total Future 0 0 0 0 0 0 0.00 0.00 0.00 0 0 0 0 0 0 0.00 0.00 0.00 0 0 0 0 0 0 0.00 0.00 0.00 Cumulative Ultimate 0 0 0 0 0 COMPANY FUTURE GROSS REVENUE (FGR) - $ PRODUCTION TAXES - $ FGR AFTER From From From Oil/ Plant Prod./ PRODUCTION TAXES - $OtherCondensateOtherPlant ProductsYear TotalOil/Condensate Gas Gas 0 0 0 0 0 0 0 0 02021 Remainder Total Future Sub-Total 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 DEDUCTIONS - $ FUTURE NET INCOME BEFORE TAXES - $ Operating Ad Valorem Development DiscountedUndiscounted Year Costs Taxes Costs Other Total Annual Cumulative @ 10.00% 75,444 0 75,444 0 0 -75,444 -73,667-75,4442021 Remainder Total Future Sub-Total 0 75,444 0 75,444 0 -75,444 -73,667 0 0 75,444 0 75,444 -73,667-75,444 0 0 0 0 0 0 0-75,444 Life of summary is: 0.33 years. These data are part of a Ryder Scott report and are subject to the conditions in the text of the report.

DEPLETED PROVED APACHE CORPORATION ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS SHELL OFFSHORE VENTURE (SEC CASE) AS OF DECEMBER 31, 2020 TABLE 7 SHIP SHOAL 258, OFFSHORE LA FIELDWOOD ENERGY LLC - OPERATOR SS 258 OCS 05560 PLATFORM A/B (PLATFORM) FAC LEASE 0.00000000 0.00000000 25.00 20.00 15.00 10.00 5.00 -71,350 -72,082 -72,853 -73,667 -74,529 REVENUE INTEREST PRODUCT PRICES Expense Oil/ Plant Oil/Cond Plt. Prod. Gas FUTURE NET INCOME - $ Interest Condensate Products Gas ($/bbl) ($/bbl) ($/Mcf) COMPOUNDED MONTHLY INITIAL FINAL REMARKS % % % % % DISCOUNTED Year AVERAGE PRICESESTIMATED 8/8THS PRODUCTION COMPANY NET PRODUCTION Number Oil/Cond. Plt Prod. GasOil/Cond.GasPlant ProductsOil/Cond. Plant Products Sales Gas (A) of Wells ($/bbl) ($/bbl) ($/Mcf) (Barrels)(MMcf) (Barrels) (Barrels) (Barrels) (MMcf) 0 0 0 0 0 0 0.00 0.00 0.00 02021 0 Sub-Total Remainder Total Future 0 0 0 0 0 0 0.00 0.00 0.00 0 0 0 0 0 0 0.00 0.00 0.00 0 0 0 0 0 0 0.00 0.00 0.00 Cumulative Ultimate 0 0 0 0 0 (A) NET GAS VOLUMES ACCOUNT FOR SURFACE LOSSES, SHRINKAGE = 1.00% COMPANY FUTURE GROSS REVENUE (FGR) - $ PRODUCTION TAXES - $ FGR AFTER From From From Oil/ Plant Prod./ PRODUCTION TAXES - $OtherCondensateOtherPlant ProductsYear TotalOil/Condensate Gas Gas 0 0 0 0 0 0 0 0 02021 Remainder Total Future Sub-Total 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 DEDUCTIONS - $ FUTURE NET INCOME BEFORE TAXES - $ Operating Ad Valorem Development DiscountedUndiscounted Year Costs Taxes Costs Other Total Annual Cumulative @ 10.00% 75,444 0 75,444 0 0 -75,444 -73,667-75,4442021 Remainder Total Future Sub-Total 0 75,444 0 75,444 0 -75,444 -73,667 0 0 75,444 0 75,444 -73,667-75,444 0 0 0 0 0 0 0-75,444 Life of evaluation is: 0.33 years. These data are part of a Ryder Scott report and are subject to the conditions in the text of the report.

ALL CATEGORIES TOTAL PROVED APACHE CORPORATION ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS SHELL OFFSHORE VENTURE (SEC CASE) AS OF DECEMBER 31, 2020 TABLE 8 FIELD SUMMARY SOUTH TIMBALIER 295, OFFSHORE LA 25.00 20.00 15.00 10.00 5.00 3,299,359 3,806,327 4,445,026 5,253,239 6,272,960 REVENUE INTEREST PRODUCT PRICES Expense Oil/ Plant Oil/Cond Plt. Prod. Gas FUTURE NET INCOME - $ Interest Condensate Products Gas ($/bbl) ($/bbl) ($/Mcf) COMPOUNDED MONTHLY INITIAL FINAL REMARKS % % % % % DISCOUNTED Year AVERAGE PRICESESTIMATED 8/8THS PRODUCTION COMPANY NET PRODUCTION Number Oil/Cond. Plt Prod. GasOil/Cond.GasPlant ProductsOil/Cond. Plant Products Sales Gas of Wells ($/bbl) ($/bbl) ($/Mcf) (Barrels)(MMcf) (Barrels) (Barrels) (Barrels) (MMcf) 446,516 47,749 1,323 26,357 2,819 63 39.41 14.33 1.94 142021 574,697 50,192 1,401 33,923 2,963 66 39.41 14.33 1.94 132022 521,879 38,884 1,084 30,805 2,295 51 39.41 14.33 1.94 132023 405,940 28,351 788 23,962 1,674 37 39.41 14.33 1.94 122024 839,568 52,804 1,504 49,558 3,117 71 39.41 14.33 1.94 102025 690,078 44,885 1,282 40,734 2,649 61 39.41 14.33 1.94 102026 742,894 51,749 1,479 43,851 3,055 70 39.41 14.33 1.94 92027 516,315 35,950 1,027 30,477 2,122 49 39.41 14.33 1.94 92028 353,759 24,805 709 20,882 1,464 33 39.41 14.33 1.94 92029 234,365 16,929 484 13,834 999 23 39.41 14.33 1.94 72030 200,371 16,296 466 11,827 962 22 39.41 14.33 1.94 52031 179,202 16,097 460 10,578 950 22 39.41 14.33 1.94 52032 223,738 22,093 631 13,207 1,304 30 39.41 14.33 1.94 42033 39,056 Sub-Total Remainder Total Future 5,929,322 446,783 12,637 349,994 26,373 597 39.41 14.33 1.94 5,929,322 446,783 12,637 349,994 26,373 597 39.41 14.33 1.94 0 0 0 0 0 0 0.00 0.00 0.00 Cumulative Ultimate 12,321,547 0 18,250,868 446,783 51,694 COMPANY FUTURE GROSS REVENUE (FGR) - $ PRODUCTION TAXES - $ FGR AFTER From From From Oil/ Plant Prod./ PRODUCTION TAXES - $OtherCondensateOtherPlant ProductsYear TotalOil/Condensate Gas Gas 1,200,328 1,038,617 40,395 121,316 0 0 0 1,200,328 02021 1,507,777 1,336,772 42,462 128,544 0 0 0 1,507,777 02022 1,346,295 1,213,915 32,895 99,485 0 0 0 1,346,295 02023 1,040,578 944,236 23,985 72,357 0 0 0 1,040,578 02024 2,135,612 1,952,874 44,671 138,067 0 0 0 2,135,612 02025 1,760,789 1,605,154 37,972 117,663 0 0 0 1,760,789 02026 1,907,320 1,728,007 43,779 135,534 0 0 0 1,907,320 02027 1,325,531 1,200,973 30,413 94,145 0 0 0 1,325,531 02028 908,797 822,859 20,984 64,953 0 0 0 908,797 02029 603,790 545,143 14,321 44,325 0 0 0 603,790 02030 522,615 466,073 13,786 42,755 0 0 0 522,615 02031 472,622 416,831 13,618 42,173 0 0 0 472,622 02032 597,067 520,425 18,691 57,951 0 0 0 597,067 02033 Remainder Total Future Sub-Total 13,791,881 1,159,267 377,972 0 15,329,120 0 0 15,329,120 13,791,881 15,329,120 377,972 1,159,267 0 0 0 0 0 0 0 0 0 0 0 15,329,120 0 0 0 DEDUCTIONS - $ FUTURE NET INCOME BEFORE TAXES - $ Operating Ad Valorem Development DiscountedUndiscounted Year Costs Taxes Costs Other Total Annual Cumulative @ 10.00% 636,479 0 217,458 388,094 30,926 563,849 530,944 563,8492021 574,858 0 155,833 386,040 32,984 932,920 804,034 1,496,7692022 412,255 0 0 386,749 25,506 934,040 739,456 2,430,8092023 810,772 0 410,833 381,436 18,503 229,805 171,085 2,660,6142024 644,218 0 233,750 374,353 36,115 1,491,395 967,124 4,152,0092025 509,009 0 106,250 371,874 30,885 1,251,780 739,668 5,403,7892026 423,065 0 17,708 369,749 35,608 1,484,255 802,419 6,888,0432027 394,485 0 0 369,749 24,737 931,045 457,566 7,819,0892028 386,108 0 0 369,040 17,068 522,689 233,865 8,341,7772029 377,501 0 3,542 362,311 11,648 226,289 92,208 8,568,0662030 401,149 0 35,417 354,519 11,213 121,465 44,820 8,689,5312031 380,116 0 17,708 351,332 11,076 92,506 30,348 8,782,0372032 1,842,629 0 1,478,929 348,499 15,202 -1,245,563 -360,297 7,536,4742033 Remainder Total Future Sub-Total 4,813,743 7,792,645 0 2,677,428 301,474 7,536,474 5,253,238 4,813,743 0 2,677,428 301,474 7,792,645 5,253,238 7,536,474 0 0 0 0 0 0 0 7,536,474 Life of summary is: 13.00 years. These data are part of a Ryder Scott report and are subject to the conditions in the text of the report.

PRODUCING PROVED APACHE CORPORATION ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS SHELL OFFSHORE VENTURE (SEC CASE) AS OF DECEMBER 31, 2020 TABLE 9 FIELD SUMMARY SOUTH TIMBALIER 295, OFFSHORE LA 25.00 20.00 15.00 10.00 5.00 742,998 796,494 857,424 925,266 996,584 REVENUE INTEREST PRODUCT PRICES Expense Oil/ Plant Oil/Cond Plt. Prod. Gas FUTURE NET INCOME - $ Interest Condensate Products Gas ($/bbl) ($/bbl) ($/Mcf) COMPOUNDED MONTHLY INITIAL FINAL REMARKS % % % % % DISCOUNTED Year AVERAGE PRICESESTIMATED 8/8THS PRODUCTION COMPANY NET PRODUCTION Number Oil/Cond. Plt Prod. GasOil/Cond.GasPlant ProductsOil/Cond. Plant Products Sales Gas of Wells ($/bbl) ($/bbl) ($/Mcf) (Barrels)(MMcf) (Barrels) (Barrels) (Barrels) (MMcf) 222,062 17,376 455 13,108 1,026 22 39.41 14.33 1.94 122021 166,702 13,082 340 9,840 772 16 39.41 14.33 1.94 92022 132,640 10,625 277 7,829 627 13 39.41 14.33 1.94 92023 97,678 7,297 187 5,766 431 9 39.41 14.33 1.94 82024 56,422 3,687 101 3,330 218 5 39.41 14.33 1.94 32025 42,818 2,786 80 2,527 164 4 39.41 14.33 1.94 32026 31,298 2,238 64 1,847 132 3 39.41 14.33 1.94 22027 26,913 2,002 57 1,589 118 3 39.41 14.33 1.94 22028 23,338 1,803 52 1,378 106 2 39.41 14.33 1.94 22029 19,413 1,529 44 1,146 90 2 39.41 14.33 1.94 22030 595 25 1 35 1 0 39.41 14.33 1.94 02031 0 0 0 0 0 0 0.00 0.00 0.00 02032 0 0 0 0 0 0 0.00 0.00 0.00 02033 31,507 Sub-Total Remainder Total Future 819,880 62,449 1,656 48,396 3,686 78 39.41 14.33 1.94 819,880 62,449 1,656 48,396 3,686 78 39.41 14.33 1.94 0 0 0 0 0 0 0.00 0.00 0.00 Cumulative Ultimate 10,190,376 0 11,010,256 62,449 33,164 COMPANY FUTURE GROSS REVENUE (FGR) - $ PRODUCTION TAXES - $ FGR AFTER From From From Oil/ Plant Prod./ PRODUCTION TAXES - $OtherCondensateOtherPlant ProductsYear TotalOil/Condensate Gas Gas 573,024 516,527 14,700 41,798 0 0 0 573,024 02021 430,104 387,757 11,067 31,280 0 0 0 430,104 02022 342,944 308,528 8,989 25,427 0 0 0 342,944 02023 250,559 227,204 6,173 17,182 0 0 0 250,559 02024 143,590 131,240 3,119 9,231 0 0 0 143,590 02025 109,243 99,598 2,357 7,289 0 0 0 109,243 02026 80,548 72,800 1,893 5,855 0 0 0 80,548 02027 69,531 62,600 1,693 5,237 0 0 0 69,531 02028 60,527 54,286 1,525 4,716 0 0 0 60,527 02029 50,450 45,156 1,293 4,000 0 0 0 50,450 02030 1,471 1,383 21 66 0 0 0 1,471 02031 0 0 0 0 0 0 0 0 02032 0 0 0 0 0 0 0 0 02033 Remainder Total Future Sub-Total 1,907,079 152,082 52,831 0 2,111,991 0 0 2,111,991 1,907,079 2,111,991 52,831 152,082 0 0 0 0 0 0 0 0 0 0 0 2,111,991 0 0 0 DEDUCTIONS - $ FUTURE NET INCOME BEFORE TAXES - $ Operating Ad Valorem Development DiscountedUndiscounted Year Costs Taxes Costs Other Total Annual Cumulative @ 10.00% 250,530 0 0 240,504 10,027 322,494 308,712 322,4942021 147,526 0 0 140,076 7,449 282,579 245,713 605,0732022 122,536 0 0 116,475 6,062 220,407 174,195 825,4802023 162,671 0 0 158,655 4,016 87,888 63,433 913,3682024 39,599 0 0 37,281 2,318 103,991 67,983 1,017,3592025 33,629 0 0 31,712 1,917 75,614 44,948 1,092,9732026 22,912 0 0 21,372 1,540 57,636 31,083 1,150,6092027 25,540 0 0 24,163 1,377 43,991 21,569 1,194,6002028 29,450 0 0 28,210 1,240 31,077 13,856 1,225,6772029 33,714 0 0 32,662 1,052 16,735 6,830 1,242,4122030 1,176 0 0 1,158 17 295 126 1,242,7082031 0 0 0 0 0 0 0 1,242,7082032 182,148 0 182,148 0 0 -182,148 -53,182 1,060,5602033 Remainder Total Future Sub-Total 832,268 1,051,432 0 182,148 37,015 1,060,560 925,266 832,268 0 182,148 37,015 1,051,432 925,266 1,060,560 0 0 0 0 0 0 0 1,060,560 Life of summary is: 13.00 years. These data are part of a Ryder Scott report and are subject to the conditions in the text of the report.

SHUT-IN PROVED APACHE CORPORATION ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS SHELL OFFSHORE VENTURE (SEC CASE) AS OF DECEMBER 31, 2020 TABLE 10 FIELD SUMMARY SOUTH TIMBALIER 295, OFFSHORE LA 25.00 20.00 15.00 10.00 5.00 0 0 0 0 0 REVENUE INTEREST PRODUCT PRICES Expense Oil/ Plant Oil/Cond Plt. Prod. Gas FUTURE NET INCOME - $ Interest Condensate Products Gas ($/bbl) ($/bbl) ($/Mcf) COMPOUNDED MONTHLY INITIAL FINAL REMARKS % % % % % DISCOUNTED Year AVERAGE PRICESESTIMATED 8/8THS PRODUCTION COMPANY NET PRODUCTION Number Oil/Cond. Plt Prod. GasOil/Cond.GasPlant ProductsOil/Cond. Plant Products Sales Gas of Wells ($/bbl) ($/bbl) ($/Mcf) (Barrels)(MMcf) (Barrels) (Barrels) (Barrels) (MMcf) 3,149 Sub-Total Remainder Total Future 0 0 0 0 0 0 0.00 0.00 0.00 0 0 0 0 0 0 0.00 0.00 0.00 0 0 0 0 0 0 0.00 0.00 0.00 Cumulative Ultimate 1,084,416 0 1,084,416 0 3,149 COMPANY FUTURE GROSS REVENUE (FGR) - $ PRODUCTION TAXES - $ FGR AFTER From From From Oil/ Plant Prod./ PRODUCTION TAXES - $OtherCondensateOtherPlant ProductsYear TotalOil/Condensate Gas Gas Remainder Total Future Sub-Total 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 DEDUCTIONS - $ FUTURE NET INCOME BEFORE TAXES - $ Operating Ad Valorem Development DiscountedUndiscounted Year Costs Taxes Costs Other Total Annual Cumulative @ 10.00 % Remainder Total Future Sub-Total 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 Life of summary is: 0.00 years. These data are part of a Ryder Scott report and are subject to the conditions in the text of the report.

BEHIND PIPE PROVED APACHE CORPORATION ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS SHELL OFFSHORE VENTURE (SEC CASE) AS OF DECEMBER 31, 2020 TABLE 11 FIELD SUMMARY SOUTH TIMBALIER 295, OFFSHORE LA 25.00 20.00 15.00 10.00 5.00 2,556,361 3,009,832 3,587,602 4,327,972 5,276,376 REVENUE INTEREST PRODUCT PRICES Expense Oil/ Plant Oil/Cond Plt. Prod. Gas FUTURE NET INCOME - $ Interest Condensate Products Gas ($/bbl) ($/bbl) ($/Mcf) COMPOUNDED MONTHLY INITIAL FINAL REMARKS % % % % % DISCOUNTED Year AVERAGE PRICESESTIMATED 8/8THS PRODUCTION COMPANY NET PRODUCTION Number Oil/Cond. Plt Prod. GasOil/Cond.GasPlant ProductsOil/Cond. Plant Products Sales Gas of Wells ($/bbl) ($/bbl) ($/Mcf) (Barrels)(MMcf) (Barrels) (Barrels) (Barrels) (MMcf) 224,454 30,373 868 13,249 1,793 41 39.41 14.33 1.94 12021 407,995 37,110 1,060 24,083 2,191 50 39.41 14.33 1.94 42022 389,239 28,259 807 22,976 1,668 38 39.41 14.33 1.94 42023 308,262 21,055 602 18,196 1,243 28 39.41 14.33 1.94 42024 783,146 49,117 1,403 46,227 2,899 66 39.41 14.33 1.94 72025 647,260 42,100 1,203 38,206 2,485 57 39.41 14.33 1.94 72026 711,597 49,511 1,415 42,004 2,923 67 39.41 14.33 1.94 72027 489,402 33,948 970 28,888 2,004 46 39.41 14.33 1.94 72028 330,420 23,002 657 19,504 1,358 31 39.41 14.33 1.94 72029 214,951 15,400 440 12,688 909 21 39.41 14.33 1.94 52030 199,777 16,271 465 11,792 960 22 39.41 14.33 1.94 52031 179,202 16,097 460 10,578 950 22 39.41 14.33 1.94 52032 223,738 22,093 631 13,207 1,304 30 39.41 14.33 1.94 42033 4,400 Sub-Total Remainder Total Future 5,109,442 384,334 10,981 301,599 22,686 519 39.41 14.33 1.94 5,109,442 384,334 10,981 301,599 22,686 519 39.41 14.33 1.94 0 0 0 0 0 0 0.00 0.00 0.00 Cumulative Ultimate 1,046,755 0 6,156,197 384,334 15,381 COMPANY FUTURE GROSS REVENUE (FGR) - $ PRODUCTION TAXES - $ FGR AFTER From From From Oil/ Plant Prod./ PRODUCTION TAXES - $OtherCondensateOtherPlant ProductsYear TotalOil/Condensate Gas Gas 627,304 522,090 25,695 79,519 0 0 0 627,304 02021 1,077,673 949,015 31,394 97,264 0 0 0 1,077,673 02022 1,003,351 905,387 23,906 74,057 0 0 0 1,003,351 02023 790,019 717,033 17,812 55,174 0 0 0 790,019 02024 1,992,022 1,821,634 41,552 128,836 0 0 0 1,992,022 02025 1,651,546 1,505,556 35,616 110,374 0 0 0 1,651,546 02026 1,826,771 1,655,207 41,885 129,678 0 0 0 1,826,771 02027 1,256,000 1,138,373 28,719 88,908 0 0 0 1,256,000 02028 848,269 768,573 19,460 60,237 0 0 0 848,269 02029 553,340 499,987 13,028 40,325 0 0 0 553,340 02030 521,144 464,690 13,765 42,689 0 0 0 521,144 02031 472,622 416,831 13,618 42,173 0 0 0 472,622 02032 597,067 520,425 18,691 57,951 0 0 0 597,067 02033 Remainder Total Future Sub-Total 11,884,802 1,007,185 325,141 0 13,217,128 0 0 13,217,128 11,884,802 13,217,128 325,141 1,007,185 0 0 0 0 0 0 0 0 0 0 0 13,217,128 0 0 0 DEDUCTIONS - $ FUTURE NET INCOME BEFORE TAXES - $ Operating Ad Valorem Development DiscountedUndiscounted Year Costs Taxes Costs Other Total Annual Cumulative @ 10.00% 385,949 0 217,458 147,591 20,900 241,355 222,232 241,3552021 427,332 0 155,833 245,964 25,535 650,341 558,320 891,6962022 289,719 0 0 270,274 19,445 713,632 565,261 1,605,3292023 648,102 0 410,833 222,781 14,488 141,917 107,651 1,747,2462024 604,618 0 233,750 337,072 33,797 1,387,404 899,141 3,134,6492025 475,380 0 106,250 340,162 28,968 1,176,166 694,721 4,310,8152026 400,152 0 17,708 348,376 34,068 1,426,619 771,337 5,737,4342027 368,945 0 0 345,586 23,359 887,055 435,996 6,624,4892028 356,658 0 0 340,830 15,828 491,611 220,008 7,116,1002029 343,787 0 3,542 329,649 10,596 209,553 85,378 7,325,6542030 399,973 0 35,417 353,361 11,196 121,170 44,693 7,446,8242031 380,116 0 17,708 351,332 11,076 92,506 30,348 7,539,3302032 1,660,482 0 1,296,781 348,499 15,202 -1,063,415 -307,115 6,475,9152033 Remainder Total Future Sub-Total 3,981,475 6,741,214 0 2,495,280 264,459 6,475,915 4,327,972 3,981,475 0 2,495,280 264,459 6,741,214 4,327,972 6,475,915 0 0 0 0 0 0 0 6,475,915 Life of summary is: 13.00 years. These data are part of a Ryder Scott report and are subject to the conditions in the text of the report.

PRODUCING PROVED APACHE CORPORATION ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS SHELL OFFSHORE VENTURE (SEC CASE) AS OF DECEMBER 31, 2020 TABLE 12 SOUTH TIMBALIER 295, OFFSHORE LA FIELDWOOD ENERGY LLC - OPERATOR ST 295 OCS 05646 #A- 3 (K16) OIL LEASE 0.07083330 0.07083330 25.00 20.00 15.00 10.00 5.00 1.94 1.94 14.33 14.33 0.05902774 0.05920547 0.05902770 0.05902770 167,084 188,850 216,956 254,091 304,422 REVENUE INTEREST PRODUCT PRICES Expense Oil/ Plant Oil/Cond Plt. Prod. Gas FUTURE NET INCOME - $ Interest Condensate Products Gas ($/bbl) ($/bbl) ($/Mcf) COMPOUNDED MONTHLY INITIAL FINAL REMARKS % % % % % DISCOUNTED 39.41 39.41 0.05902774 0.05410296 Year AVERAGE PRICESESTIMATED 8/8THS PRODUCTION COMPANY NET PRODUCTION Number Oil/Cond. Plt Prod. GasOil/Cond.GasPlant ProductsOil/Cond. Plant Products Sales Gas (A) of Wells ($/bbl) ($/bbl) ($/Mcf) (Barrels)(MMcf) (Barrels) (Barrels) (Barrels) (MMcf) 20,397 2,142 61 1,204 126 3 39.41 14.33 1.94 12021 19,275 2,024 58 1,138 119 3 39.41 14.33 1.94 12022 18,215 1,913 55 1,075 113 3 39.41 14.33 1.94 12023 17,213 1,807 52 1,016 107 2 39.41 14.33 1.94 12024 16,266 1,708 49 960 101 2 39.41 14.33 1.94 12025 15,372 1,614 46 907 95 2 39.41 14.33 1.94 12026 14,526 1,525 44 857 90 2 39.41 14.33 1.94 12027 13,727 1,441 41 810 85 2 39.41 14.33 1.94 12028 12,972 1,362 39 766 80 2 39.41 14.33 1.94 12029 11,263 1,183 34 665 70 2 39.41 14.33 1.94 12030 2,635 Sub-Total Remainder Total Future 159,226 16,719 478 9,399 987 23 39.41 14.33 1.94 159,226 16,719 478 9,399 987 23 39.41 14.33 1.94 0 0 0 0 0 0 0.00 0.00 0.00 Cumulative Ultimate 861,899 0 1,021,125 16,719 3,113 (A) NET GAS VOLUMES ACCOUNT FOR SURFACE LOSSES, SHRINKAGE = 20.00% COMPANY FUTURE GROSS REVENUE (FGR) - $ PRODUCTION TAXES - $ FGR AFTER From From From Oil/ Plant Prod./ PRODUCTION TAXES - $OtherCondensateOtherPlant ProductsYear TotalOil/Condensate Gas Gas 54,858 47,444 1,812 5,603 0 0 0 54,858 02021 51,841 44,834 1,712 5,295 0 0 0 51,841 02022 48,990 42,368 1,618 5,004 0 0 0 48,990 02023 46,296 40,038 1,529 4,729 0 0 0 46,296 02024 43,749 37,836 1,445 4,468 0 0 0 43,749 02025 41,343 35,755 1,365 4,223 0 0 0 41,343 02026 39,069 33,788 1,290 3,990 0 0 0 39,069 02027 36,920 31,930 1,219 3,771 0 0 0 36,920 02028 34,890 30,174 1,152 3,564 0 0 0 34,890 02029 30,294 26,199 1,001 3,094 0 0 0 30,294 02030 Remainder Total Future Sub-Total 370,366 43,741 14,144 0 428,251 0 0 428,251 370,366 428,251 14,144 43,741 0 0 0 0 0 0 0 0 0 0 0 428,251 0 0 0 DEDUCTIONS - $ FUTURE NET INCOME BEFORE TAXES - $ Operating Ad Valorem Development DiscountedUndiscounted Year Costs Taxes Costs Other Total Annual Cumulative @ 10.00% 5,724 0 0 4,250 1,474 49,135 46,889 49,1352021 5,643 0 0 4,250 1,393 46,199 40,079 95,3332022 5,566 0 0 4,250 1,316 43,424 34,247 138,7572023 5,494 0 0 4,250 1,244 40,802 29,254 179,5592024 5,425 0 0 4,250 1,175 38,324 24,979 217,8832025 5,361 0 0 4,250 1,111 35,982 21,321 253,8662026 5,300 0 0 4,250 1,050 33,770 18,191 287,6362027 5,242 0 0 4,250 992 31,679 15,513 319,3142028 5,187 0 0 4,250 937 29,703 13,223 349,0172029 4,710 0 0 3,896 814 25,584 10,394 374,6012030 Remainder Total Future Sub-Total 42,146 53,650 0 0 11,504 374,601 254,091 42,146 0 0 11,504 53,650 254,091 374,601 0 0 0 0 0 0 0 374,601 Life of evaluation is: 9.92 years. These data are part of a Ryder Scott report and are subject to the conditions in the text of the report.

BEHIND PIPE PROVED APACHE CORPORATION ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS SHELL OFFSHORE VENTURE (SEC CASE) AS OF DECEMBER 31, 2020 TABLE 13 SOUTH TIMBALIER 295, OFFSHORE LA FIELDWOOD ENERGY LLC - OPERATOR ST 295 OCS 05646 #A- 3 (BP1) (K44) OIL LEASE 0.07083330 0.07083330 25.00 20.00 15.00 10.00 5.00 1.94 1.94 14.33 14.33 0.05902774 0.05902774 0.05902770 0.05902770 RECOMPLETION COST SHOWN AS DEVELOPMENT COST. 9,214 14,436 23,078 37,721 63,167 REVENUE INTEREST PRODUCT PRICES Expense Oil/ Plant Oil/Cond Plt. Prod. Gas FUTURE NET INCOME - $ Interest Condensate Products Gas ($/bbl) ($/bbl) ($/Mcf) COMPOUNDED MONTHLY INITIAL FINAL REMARKS % % % % % DISCOUNTED 39.41 39.41 0.05902774 0.05902774 Year AVERAGE PRICESESTIMATED 8/8THS PRODUCTION COMPANY NET PRODUCTION Number Oil/Cond. Plt Prod. GasOil/Cond.GasPlant ProductsOil/Cond. Plant Products Sales Gas (A) of Wells ($/bbl) ($/bbl) ($/Mcf) (Barrels)(MMcf) (Barrels) (Barrels) (Barrels) (MMcf) 0 0 0 0 0 0 0.00 0.00 0.00 02021 0 0 0 0 0 0 0.00 0.00 0.00 02022 0 0 0 0 0 0 0.00 0.00 0.00 02023 0 0 0 0 0 0 0.00 0.00 0.00 02024 0 0 0 0 0 0 0.00 0.00 0.00 02025 0 0 0 0 0 0 0.00 0.00 0.00 02026 0 0 0 0 0 0 0.00 0.00 0.00 02027 0 0 0 0 0 0 0.00 0.00 0.00 02028 0 0 0 0 0 0 0.00 0.00 0.00 02029 2,197 350 10 130 21 0 39.41 14.33 1.94 12030 20,717 3,299 94 1,223 195 4 39.41 14.33 1.94 12031 13,398 2,134 61 791 126 3 39.41 14.33 1.94 12032 8,955 1,426 41 529 84 2 39.41 14.33 1.94 12033 2,699 Sub-Total Remainder Total Future 45,267 7,209 206 2,672 426 10 39.41 14.33 1.94 45,267 7,209 206 2,672 426 10 39.41 14.33 1.94 0 0 0 0 0 0 0.00 0.00 0.00 Cumulative Ultimate 480,300 0 525,567 7,209 2,905 (A) NET GAS VOLUMES ACCOUNT FOR SURFACE LOSSES, SHRINKAGE = 20.00% COMPANY FUTURE GROSS REVENUE (FGR) - $ PRODUCTION TAXES - $ FGR AFTER From From From Oil/ Plant Prod./ PRODUCTION TAXES - $OtherCondensateOtherPlant ProductsYear TotalOil/Condensate Gas Gas 0 0 0 0 0 0 0 0 02021 0 0 0 0 0 0 0 0 02022 0 0 0 0 0 0 0 0 02023 0 0 0 0 0 0 0 0 02024 0 0 0 0 0 0 0 0 02025 0 0 0 0 0 0 0 0 02026 0 0 0 0 0 0 0 0 02027 0 0 0 0 0 0 0 0 02028 0 0 0 0 0 0 0 0 02029 6,320 5,109 296 915 0 0 0 6,320 02030 59,613 48,190 2,791 8,632 0 0 0 59,613 02031 38,552 31,165 1,805 5,582 0 0 0 38,552 02032 25,767 20,829 1,206 3,731 0 0 0 25,767 02033 Remainder Total Future Sub-Total 105,293 18,860 6,099 0 130,252 0 0 130,252 105,293 130,252 6,099 18,860 0 0 0 0 0 0 0 0 0 0 0 130,252 0 0 0 DEDUCTIONS - $ FUTURE NET INCOME BEFORE TAXES - $ Operating Ad Valorem Development DiscountedUndiscounted Year Costs Taxes Costs Other Total Annual Cumulative @ 10.00% 0 0 0 0 0 0 0 02021 0 0 0 0 0 0 0 02022 0 0 0 0 0 0 0 02023 0 0 0 0 0 0 0 02024 0 0 0 0 0 0 0 02025 0 0 0 0 0 0 0 02026 0 0 0 0 0 0 0 02027 0 0 0 0 0 0 0 02028 0 0 0 0 0 0 0 02029 4,137 0 3,542 354 241 2,184 840 2,1842030 6,520 0 0 4,250 2,270 53,092 19,599 55,2762031 5,718 0 0 4,250 1,468 32,834 11,017 88,1102032 5,231 0 0 4,250 981 20,535 6,264 108,6452033 Remainder Total Future Sub-Total 13,104 21,606 0 3,542 4,960 108,645 37,721 13,104 0 3,542 4,960 21,606 37,721 108,645 0 0 0 0 0 0 0 108,645 Life of evaluation is: 13.00 years. These data are part of a Ryder Scott report and are subject to the conditions in the text of the report.

BEHIND PIPE PROVED APACHE CORPORATION ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS SHELL OFFSHORE VENTURE (SEC CASE) AS OF DECEMBER 31, 2020 TABLE 14 SOUTH TIMBALIER 295, OFFSHORE LA FIELDWOOD ENERGY LLC - OPERATOR ST 295 OCS 05646 #A- 3 (BP2) (L28) OIL LEASE 0.00000000 0.00000000 25.00 20.00 15.00 10.00 5.00 RECOMPLETION COST OCCURS AFTER ECONOMIC LIFE. 0 0 0 0 0 REVENUE INTEREST PRODUCT PRICES Expense Oil/ Plant Oil/Cond Plt. Prod. Gas FUTURE NET INCOME - $ Interest Condensate Products Gas ($/bbl) ($/bbl) ($/Mcf) COMPOUNDED MONTHLY INITIAL FINAL REMARKS % % % % % DISCOUNTED Year AVERAGE PRICESESTIMATED 8/8THS PRODUCTION COMPANY NET PRODUCTION Number Oil/Cond. Plt Prod. GasOil/Cond.GasPlant ProductsOil/Cond. Plant Products Sales Gas (A) of Wells ($/bbl) ($/bbl) ($/Mcf) (Barrels)(MMcf) (Barrels) (Barrels) (Barrels) (MMcf) 1,629 Sub-Total Remainder Total Future 0 0 0 0 0 0 0.00 0.00 0.00 0 0 0 0 0 0 0.00 0.00 0.00 0 0 0 0 0 0 0.00 0.00 0.00 Cumulative Ultimate 534,000 0 534,000 0 1,629 (A) NET GAS VOLUMES ACCOUNT FOR SURFACE LOSSES, SHRINKAGE = 20.00% COMPANY FUTURE GROSS REVENUE (FGR) - $ PRODUCTION TAXES - $ FGR AFTER From From From Oil/ Plant Prod./ PRODUCTION TAXES - $OtherCondensateOtherPlant ProductsYear TotalOil/Condensate Gas Gas Remainder Total Future Sub-Total 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 DEDUCTIONS - $ FUTURE NET INCOME BEFORE TAXES - $ Operating Ad Valorem Development DiscountedUndiscounted Year Costs Taxes Costs Other Total Annual Cumulative @ 10.00 % Remainder Total Future Sub-Total 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 Life of evaluation is: 0.00 years. These data are part of a Ryder Scott report and are subject to the conditions in the text of the report.

BEHIND PIPE PROVED APACHE CORPORATION ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS SHELL OFFSHORE VENTURE (SEC CASE) AS OF DECEMBER 31, 2020 TABLE 15 SOUTH TIMBALIER 295, OFFSHORE LA FIELDWOOD ENERGY LLC - OPERATOR ST 295 OCS 05646 #A- 3 (BP3) (J4) OIL LEASE 0.00000000 0.00000000 25.00 20.00 15.00 10.00 5.00 RECOMPLETION OCCURS AFTER FIELD ECONOMIC LIFE. 0 0 0 0 0 REVENUE INTEREST PRODUCT PRICES Expense Oil/ Plant Oil/Cond Plt. Prod. Gas FUTURE NET INCOME - $ Interest Condensate Products Gas ($/bbl) ($/bbl) ($/Mcf) COMPOUNDED MONTHLY INITIAL FINAL REMARKS % % % % % DISCOUNTED Year AVERAGE PRICESESTIMATED 8/8THS PRODUCTION COMPANY NET PRODUCTION Number Oil/Cond. Plt Prod. GasOil/Cond.GasPlant ProductsOil/Cond. Plant Products Sales Gas (A) of Wells ($/bbl) ($/bbl) ($/Mcf) (Barrels)(MMcf) (Barrels) (Barrels) (Barrels) (MMcf) 0 Sub-Total Remainder Total Future 0 0 0 0 0 0 0.00 0.00 0.00 0 0 0 0 0 0 0.00 0.00 0.00 0 0 0 0 0 0 0.00 0.00 0.00 Cumulative Ultimate 0 0 0 0 0 (A) NET GAS VOLUMES ACCOUNT FOR SURFACE LOSSES, SHRINKAGE = 20.00% COMPANY FUTURE GROSS REVENUE (FGR) - $ PRODUCTION TAXES - $ FGR AFTER From From From Oil/ Plant Prod./ PRODUCTION TAXES - $OtherCondensateOtherPlant ProductsYear TotalOil/Condensate Gas Gas Remainder Total Future Sub-Total 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 DEDUCTIONS - $ FUTURE NET INCOME BEFORE TAXES - $ Operating Ad Valorem Development DiscountedUndiscounted Year Costs Taxes Costs Other Total Annual Cumulative @ 10.00 % Remainder Total Future Sub-Total 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 Life of evaluation is: 0.00 years. These data are part of a Ryder Scott report and are subject to the conditions in the text of the report.

PRODUCING PROVED APACHE CORPORATION ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS SHELL OFFSHORE VENTURE (SEC CASE) AS OF DECEMBER 31, 2020 TABLE 16 SOUTH TIMBALIER 295, OFFSHORE LA FIELDWOOD ENERGY LLC - OPERATOR ST 295 OCS 05646 #A- 4 (I-I2) OIL LEASE 0.07083330 0.07083330 25.00 20.00 15.00 10.00 5.00 1.94 1.94 14.33 14.33 0.05902774 0.05525883 0.05902770 0.05902770 99,354 105,373 112,262 120,207 129,449 REVENUE INTEREST PRODUCT PRICES Expense Oil/ Plant Oil/Cond Plt. Prod. Gas FUTURE NET INCOME - $ Interest Condensate Products Gas ($/bbl) ($/bbl) ($/Mcf) COMPOUNDED MONTHLY INITIAL FINAL REMARKS % % % % % DISCOUNTED 39.41 39.41 0.05902774 0.04558557 Year AVERAGE PRICESESTIMATED 8/8THS PRODUCTION COMPANY NET PRODUCTION Number Oil/Cond. Plt Prod. GasOil/Cond.GasPlant ProductsOil/Cond. Plant Products Sales Gas (A) of Wells ($/bbl) ($/bbl) ($/Mcf) (Barrels)(MMcf) (Barrels) (Barrels) (Barrels) (MMcf) 20,869 1,316 38 1,232 78 2 39.41 14.33 1.94 12021 17,136 1,081 31 1,012 64 1 39.41 14.33 1.94 12022 14,072 887 25 831 52 1 39.41 14.33 1.94 12023 10,677 673 19 630 40 1 39.41 14.33 1.94 12024 2,236 Sub-Total Remainder Total Future 62,753 3,957 113 3,704 234 5 39.41 14.33 1.94 62,753 3,957 113 3,704 234 5 39.41 14.33 1.94 0 0 0 0 0 0 0.00 0.00 0.00 Cumulative Ultimate 1,193,536 0 1,256,289 3,957 2,349 (A) NET GAS VOLUMES ACCOUNT FOR SURFACE LOSSES, SHRINKAGE = 20.00% COMPANY FUTURE GROSS REVENUE (FGR) - $ PRODUCTION TAXES - $ FGR AFTER From From From Oil/ Plant Prod./ PRODUCTION TAXES - $OtherCondensateOtherPlant ProductsYear TotalOil/Condensate Gas Gas 53,099 48,541 1,114 3,444 0 0 0 53,099 02021 43,601 39,860 914 2,827 0 0 0 43,601 02022 35,803 32,731 751 2,321 0 0 0 35,803 02023 27,164 24,834 569 1,761 0 0 0 27,164 02024 Remainder Total Future Sub-Total 145,966 10,353 3,348 0 159,667 0 0 159,667 145,966 159,667 3,348 10,353 0 0 0 0 0 0 0 0 0 0 0 159,667 0 0 0 DEDUCTIONS - $ FUTURE NET INCOME BEFORE TAXES - $ Operating Ad Valorem Development DiscountedUndiscounted Year Costs Taxes Costs Other Total Annual Cumulative @ 10.00% 5,156 0 0 4,250 906 47,943 45,807 47,9432021 4,994 0 0 4,250 744 38,608 33,535 86,5512022 4,860 0 0 4,250 610 30,942 24,434 117,4932023 4,359 0 0 3,896 463 22,805 16,432 140,2982024 Remainder Total Future Sub-Total 16,646 19,369 0 0 2,723 140,298 120,207 16,646 0 0 2,723 19,369 120,207 140,298 0 0 0 0 0 0 0 140,298 Life of evaluation is: 3.92 years. These data are part of a Ryder Scott report and are subject to the conditions in the text of the report.

BEHIND PIPE PROVED APACHE CORPORATION ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS SHELL OFFSHORE VENTURE (SEC CASE) AS OF DECEMBER 31, 2020 TABLE 17 SOUTH TIMBALIER 295, OFFSHORE LA FIELDWOOD ENERGY LLC - OPERATOR ST 295 OCS 05646 #A- 4 (BP1) (K44) OIL LEASE 0.07083330 0.07083330 25.00 20.00 15.00 10.00 5.00 1.94 1.94 14.33 14.33 0.05902774 0.05902774 0.05902770 0.05902770 RECOMPLETION COST SHOWN AS DEVELOPMENT COST. 275,592 352,650 456,983 600,606 802,005 REVENUE INTEREST PRODUCT PRICES Expense Oil/ Plant Oil/Cond Plt. Prod. Gas FUTURE NET INCOME - $ Interest Condensate Products Gas ($/bbl) ($/bbl) ($/Mcf) COMPOUNDED MONTHLY INITIAL FINAL REMARKS % % % % % DISCOUNTED 39.41 39.41 0.05902774 0.05902774 Year AVERAGE PRICESESTIMATED 8/8THS PRODUCTION COMPANY NET PRODUCTION Number Oil/Cond. Plt Prod. GasOil/Cond.GasPlant ProductsOil/Cond. Plant Products Sales Gas (A) of Wells ($/bbl) ($/bbl) ($/Mcf) (Barrels)(MMcf) (Barrels) (Barrels) (Barrels) (MMcf) 0 0 0 0 0 0 0.00 0.00 0.00 02021 0 0 0 0 0 0 0.00 0.00 0.00 02022 0 0 0 0 0 0 0.00 0.00 0.00 02023 19,666 1,444 41 1,161 85 2 39.41 14.33 1.94 12024 190,802 14,009 400 11,263 827 19 39.41 14.33 1.94 12025 127,265 9,344 267 7,512 552 13 39.41 14.33 1.94 12026 84,886 6,232 178 5,011 368 8 39.41 14.33 1.94 12027 56,619 4,157 119 3,342 245 6 39.41 14.33 1.94 12028 37,765 2,773 79 2,229 164 4 39.41 14.33 1.94 12029 25,189 1,849 53 1,487 109 2 39.41 14.33 1.94 12030 6,006 441 13 355 26 1 39.41 14.33 1.94 12031 0 Sub-Total Remainder Total Future 548,200 40,249 1,150 32,359 2,376 54 39.41 14.33 1.94 548,200 40,249 1,150 32,359 2,376 54 39.41 14.33 1.94 0 0 0 0 0 0 0.00 0.00 0.00 Cumulative Ultimate 0 0 548,200 40,249 1,150 (A) NET GAS VOLUMES ACCOUNT FOR SURFACE LOSSES, SHRINKAGE = 20.00% COMPANY FUTURE GROSS REVENUE (FGR) - $ PRODUCTION TAXES - $ FGR AFTER From From From Oil/ Plant Prod./ PRODUCTION TAXES - $OtherCondensateOtherPlant ProductsYear TotalOil/Condensate Gas Gas 0 0 0 0 0 0 0 0 02021 0 0 0 0 0 0 0 0 02022 0 0 0 0 0 0 0 0 02023 50,744 45,745 1,222 3,778 0 0 0 50,744 02024 492,315 443,814 11,851 36,650 0 0 0 492,315 02025 328,376 296,025 7,905 24,446 0 0 0 328,376 02026 219,027 197,449 5,272 16,305 0 0 0 219,027 02027 146,092 131,699 3,517 10,876 0 0 0 146,092 02028 97,444 87,844 2,346 7,254 0 0 0 97,444 02029 64,995 58,592 1,565 4,839 0 0 0 64,995 02030 15,498 13,971 373 1,154 0 0 0 15,498 02031 Remainder Total Future Sub-Total 1,275,139 105,302 34,050 0 1,414,490 0 0 1,414,490 1,275,139 1,414,490 34,050 105,302 0 0 0 0 0 0 0 0 0 0 0 1,414,490 0 0 0 DEDUCTIONS - $ FUTURE NET INCOME BEFORE TAXES - $ Operating Ad Valorem Development DiscountedUndiscounted Year Costs Taxes Costs Other Total Annual Cumulative @ 10.00% 0 0 0 0 0 0 0 02021 0 0 0 0 0 0 0 02022 0 0 0 0 0 0 0 02023 270,514 0 269,167 354 994 -219,770 -152,916-219,7702024 13,889 0 0 4,250 9,639 478,426 312,684 258,6562025 10,679 0 0 4,250 6,429 317,696 188,762 576,3522026 8,538 0 0 4,250 4,288 210,489 113,697 786,8412027 7,110 0 0 4,250 2,860 138,981 68,249 925,8222028 6,158 0 0 4,250 1,908 91,286 40,754 1,017,1082029 5,523 0 0 4,250 1,273 59,472 24,140 1,076,5802030 1,720 0 0 1,417 303 13,778 5,235 1,090,3582031 Remainder Total Future Sub-Total 27,271 324,132 0 269,167 27,695 1,090,358 600,605 27,271 0 269,167 27,695 324,132 600,605 1,090,358 0 0 0 0 0 0 0 1,090,358 Life of evaluation is: 10.33 years. These data are part of a Ryder Scott report and are subject to the conditions in the text of the report.

SHUT-IN PROVED APACHE CORPORATION ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS SHELL OFFSHORE VENTURE (SEC CASE) AS OF DECEMBER 31, 2020 TABLE 18 SOUTH TIMBALIER 295, OFFSHORE LA FIELDWOOD ENERGY LLC - OPERATOR ST 295 OCS 07780 #A-10 ST (L20) GAS LEASE 0.00000000 0.00000000 25.00 20.00 15.00 10.00 5.00 NO REMAINING RESERVES ASSIGNED. 0 0 0 0 0 REVENUE INTEREST PRODUCT PRICES Expense Oil/ Plant Oil/Cond Plt. Prod. Gas FUTURE NET INCOME - $ Interest Condensate Products Gas ($/bbl) ($/bbl) ($/Mcf) COMPOUNDED MONTHLY INITIAL FINAL REMARKS % % % % % DISCOUNTED Year AVERAGE PRICESESTIMATED 8/8THS PRODUCTION COMPANY NET PRODUCTION Number Oil/Cond. Plt Prod. GasOil/Cond.GasPlant ProductsOil/Cond. Plant Products Sales Gas (A) of Wells ($/bbl) ($/bbl) ($/Mcf) (Barrels)(MMcf) (Barrels) (Barrels) (Barrels) (MMcf) 608 Sub-Total Remainder Total Future 0 0 0 0 0 0 0.00 0.00 0.00 0 0 0 0 0 0 0.00 0.00 0.00 0 0 0 0 0 0 0.00 0.00 0.00 Cumulative Ultimate 12,110 0 12,110 0 608 (A) NET GAS VOLUMES ACCOUNT FOR SURFACE LOSSES, SHRINKAGE = 20.00% COMPANY FUTURE GROSS REVENUE (FGR) - $ PRODUCTION TAXES - $ FGR AFTER From From From Oil/ Plant Prod./ PRODUCTION TAXES - $OtherCondensateOtherPlant ProductsYear TotalOil/Condensate Gas Gas Remainder Total Future Sub-Total 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 DEDUCTIONS - $ FUTURE NET INCOME BEFORE TAXES - $ Operating Ad Valorem Development DiscountedUndiscounted Year Costs Taxes Costs Other Total Annual Cumulative @ 10.00 % Remainder Total Future Sub-Total 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 Life of evaluation is: 0.00 years. These data are part of a Ryder Scott report and are subject to the conditions in the text of the report.

BEHIND PIPE PROVED APACHE CORPORATION ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS SHELL OFFSHORE VENTURE (SEC CASE) AS OF DECEMBER 31, 2020 TABLE 19 SOUTH TIMBALIER 295, OFFSHORE LA FIELDWOOD ENERGY LLC - OPERATOR ST 295 OCS 07780 #A-10 ST (BP2) (L28) OIL LEASE 0.07083330 0.07083330 25.00 20.00 15.00 10.00 5.00 1.97 1.97 14.33 14.33 0.05902774 0.05902774 0.05902770 0.05902770 RECOMPLETION COST SHOWN AS DEVELOPMENT COST. 128,968 141,758 156,563 173,826 194,126 REVENUE INTEREST PRODUCT PRICES Expense Oil/ Plant Oil/Cond Plt. Prod. Gas FUTURE NET INCOME - $ Interest Condensate Products Gas ($/bbl) ($/bbl) ($/Mcf) COMPOUNDED MONTHLY INITIAL FINAL REMARKS % % % % % DISCOUNTED 39.41 39.41 0.05902774 0.05902774 Year AVERAGE PRICESESTIMATED 8/8THS PRODUCTION COMPANY NET PRODUCTION Number Oil/Cond. Plt Prod. GasOil/Cond.GasPlant ProductsOil/Cond. Plant Products Sales Gas (A) of Wells ($/bbl) ($/bbl) ($/Mcf) (Barrels)(MMcf) (Barrels) (Barrels) (Barrels) (MMcf) 12,952 1,475 42 765 87 2 39.41 14.33 1.97 12021 42,241 4,809 137 2,493 284 6 39.41 14.33 1.97 12022 30,257 3,445 98 1,786 203 5 39.41 14.33 1.97 12023 21,674 2,468 71 1,279 146 3 39.41 14.33 1.97 12024 776 88 3 46 5 0 39.41 14.33 1.97 12025 0 Sub-Total Remainder Total Future 107,900 12,285 351 6,369 725 17 39.41 14.33 1.97 107,900 12,285 351 6,369 725 17 39.41 14.33 1.97 0 0 0 0 0 0 0.00 0.00 0.00 Cumulative Ultimate 0 0 107,900 12,285 351 (A) NET GAS VOLUMES ACCOUNT FOR SURFACE LOSSES, SHRINKAGE = 20.00% COMPANY FUTURE GROSS REVENUE (FGR) - $ PRODUCTION TAXES - $ FGR AFTER From From From Oil/ Plant Prod./ PRODUCTION TAXES - $OtherCondensateOtherPlant ProductsYear TotalOil/Condensate Gas Gas 35,287 30,128 1,248 3,912 0 0 0 35,287 02021 115,079 98,254 4,069 12,757 0 0 0 115,079 02022 82,433 70,380 2,914 9,138 0 0 0 82,433 02023 59,047 50,414 2,088 6,545 0 0 0 59,047 02024 2,113 1,804 75 234 0 0 0 2,113 02025 Remainder Total Future Sub-Total 250,980 32,586 10,393 0 293,959 0 0 293,959 250,980 293,959 10,393 32,586 0 0 0 0 0 0 0 0 0 0 0 293,959 0 0 0 DEDUCTIONS - $ FUTURE NET INCOME BEFORE TAXES - $ Operating Ad Valorem Development DiscountedUndiscounted Year Costs Taxes Costs Other Total Annual Cumulative @ 10.00% 55,202 0 53,125 1,062 1,015 -19,915 -18,902-19,9152021 7,559 0 0 4,250 3,309 107,520 93,486 87,6052022 6,620 0 0 4,250 2,370 75,812 59,927 163,4172023 5,948 0 0 4,250 1,698 53,099 38,160 216,5162024 415 0 0 354 61 1,698 1,155 218,2142025 Remainder Total Future Sub-Total 14,167 75,745 0 53,125 8,453 218,214 173,826 14,167 0 53,125 8,453 75,745 173,826 218,214 0 0 0 0 0 0 0 218,214 Life of evaluation is: 4.08 years. These data are part of a Ryder Scott report and are subject to the conditions in the text of the report.

BEHIND PIPE PROVED APACHE CORPORATION ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS SHELL OFFSHORE VENTURE (SEC CASE) AS OF DECEMBER 31, 2020 TABLE 20 SOUTH TIMBALIER 295, OFFSHORE LA FIELDWOOD ENERGY LLC - OPERATOR ST 295 OCS 07780 #A-10 ST (BP3) (K16) OIL LEASE 0.07083330 0.07083330 25.00 20.00 15.00 10.00 5.00 1.97 1.97 14.33 14.33 0.05902774 0.05902774 0.05902770 0.05902770 RECOMPLETION COST SHOWN AS DEVELOPMENT COST. 170,605 219,319 285,376 376,379 503,976 REVENUE INTEREST PRODUCT PRICES Expense Oil/ Plant Oil/Cond Plt. Prod. Gas FUTURE NET INCOME - $ Interest Condensate Products Gas ($/bbl) ($/bbl) ($/Mcf) COMPOUNDED MONTHLY INITIAL FINAL REMARKS % % % % % DISCOUNTED 39.41 39.41 0.05902774 0.05902774 Year AVERAGE PRICESESTIMATED 8/8THS PRODUCTION COMPANY NET PRODUCTION Number Oil/Cond. Plt Prod. GasOil/Cond.GasPlant ProductsOil/Cond. Plant Products Sales Gas (A) of Wells ($/bbl) ($/bbl) ($/Mcf) (Barrels)(MMcf) (Barrels) (Barrels) (Barrels) (MMcf) 0 0 0 0 0 0 0.00 0.00 0.00 02021 0 0 0 0 0 0 0.00 0.00 0.00 02022 0 0 0 0 0 0 0.00 0.00 0.00 02023 0 0 0 0 0 0 0.00 0.00 0.00 02024 136,132 9,091 260 8,036 537 12 39.41 14.33 1.97 12025 95,127 6,353 182 5,615 375 9 39.41 14.33 1.97 12026 59,675 3,985 114 3,522 235 5 39.41 14.33 1.97 12027 37,435 2,500 71 2,210 148 3 39.41 14.33 1.97 12028 23,484 1,568 45 1,386 93 2 39.41 14.33 1.97 12029 14,732 984 28 870 58 1 39.41 14.33 1.97 12030 1,315 88 3 78 5 0 39.41 14.33 1.97 12031 0 Sub-Total Remainder Total Future 367,900 24,570 702 21,716 1,450 33 39.41 14.33 1.97 367,900 24,570 702 21,716 1,450 33 39.41 14.33 1.97 0 0 0 0 0 0 0.00 0.00 0.00 Cumulative Ultimate 0 0 367,900 24,570 702 (A) NET GAS VOLUMES ACCOUNT FOR SURFACE LOSSES, SHRINKAGE = 20.00% COMPANY FUTURE GROSS REVENUE (FGR) - $ PRODUCTION TAXES - $ FGR AFTER From From From Oil/ Plant Prod./ PRODUCTION TAXES - $OtherCondensateOtherPlant ProductsYear TotalOil/Condensate Gas Gas 0 0 0 0 0 0 0 0 02021 0 0 0 0 0 0 0 0 02022 0 0 0 0 0 0 0 0 02023 0 0 0 0 0 0 0 0 02024 348,454 316,648 7,691 24,115 0 0 0 348,454 02025 243,494 221,269 5,374 16,851 0 0 0 243,494 02026 152,749 138,807 3,372 10,571 0 0 0 152,749 02027 95,823 87,077 2,115 6,631 0 0 0 95,823 02028 60,112 54,625 1,327 4,160 0 0 0 60,112 02029 37,710 34,268 832 2,610 0 0 0 37,710 02030 3,367 3,059 74 233 0 0 0 3,367 02031 Remainder Total Future Sub-Total 855,753 65,171 20,786 0 941,709 0 0 941,709 855,753 941,709 20,786 65,171 0 0 0 0 0 0 0 0 0 0 0 941,709 0 0 0 DEDUCTIONS - $ FUTURE NET INCOME BEFORE TAXES - $ Operating Ad Valorem Development DiscountedUndiscounted Year Costs Taxes Costs Other Total Annual Cumulative @ 10.00% 0 0 0 0 0 0 0 02021 0 0 0 0 0 0 0 02022 0 0 0 0 0 0 0 02023 0 0 0 0 0 0 0 02024 222,651 0 212,500 3,896 6,256 125,803 75,051 125,8032025 8,621 0 0 4,250 4,371 234,873 139,622 360,6752026 6,992 0 0 4,250 2,742 145,757 78,773 506,4332027 5,970 0 0 4,250 1,720 89,853 44,148 596,2852028 5,329 0 0 4,250 1,079 54,783 24,473 651,0682029 4,927 0 0 4,250 677 32,783 13,316 683,8512030 769 0 0 708 60 2,598 996 686,4492031 Remainder Total Future Sub-Total 25,854 255,260 0 212,500 16,906 686,449 376,379 25,854 0 212,500 16,906 255,260 376,379 686,449 0 0 0 0 0 0 0 686,449 Life of evaluation is: 10.17 years. These data are part of a Ryder Scott report and are subject to the conditions in the text of the report.

BEHIND PIPE PROVED APACHE CORPORATION ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS SHELL OFFSHORE VENTURE (SEC CASE) AS OF DECEMBER 31, 2020 TABLE 21 SOUTH TIMBALIER 295, OFFSHORE LA FIELDWOOD ENERGY LLC - OPERATOR ST 295 OCS 07780 #A-10 ST (BP4) (K40) OIL LEASE 0.07083331 0.07083330 25.00 20.00 15.00 10.00 5.00 1.97 1.97 14.33 14.33 0.05902774 0.05902774 0.05902770 0.05902770 RECOMPLETION COST SHOWN AS DEVELOPMENT COST. 11,892 18,525 29,418 47,704 79,151 REVENUE INTEREST PRODUCT PRICES Expense Oil/ Plant Oil/Cond Plt. Prod. Gas FUTURE NET INCOME - $ Interest Condensate Products Gas ($/bbl) ($/bbl) ($/Mcf) COMPOUNDED MONTHLY INITIAL FINAL REMARKS % % % % % DISCOUNTED 39.41 39.41 0.05902774 0.05902774 Year AVERAGE PRICESESTIMATED 8/8THS PRODUCTION COMPANY NET PRODUCTION Number Oil/Cond. Plt Prod. GasOil/Cond.GasPlant ProductsOil/Cond. Plant Products Sales Gas (A) of Wells ($/bbl) ($/bbl) ($/Mcf) (Barrels)(MMcf) (Barrels) (Barrels) (Barrels) (MMcf) 0 0 0 0 0 0 0.00 0.00 0.00 02021 0 0 0 0 0 0 0.00 0.00 0.00 02022 0 0 0 0 0 0 0.00 0.00 0.00 02023 0 0 0 0 0 0 0.00 0.00 0.00 02024 0 0 0 0 0 0 0.00 0.00 0.00 02025 0 0 0 0 0 0 0.00 0.00 0.00 02026 0 0 0 0 0 0 0.00 0.00 0.00 02027 0 0 0 0 0 0 0.00 0.00 0.00 02028 0 0 0 0 0 0 0.00 0.00 0.00 02029 0 0 0 0 0 0 0.00 0.00 0.00 02030 41,935 3,229 92 2,475 191 4 39.41 14.33 1.97 12031 21,065 1,622 46 1,243 96 2 39.41 14.33 1.97 12032 0 Sub-Total Remainder Total Future 63,000 4,851 139 3,719 286 7 39.41 14.33 1.97 63,000 4,851 139 3,719 286 7 39.41 14.33 1.97 0 0 0 0 0 0 0.00 0.00 0.00 Cumulative Ultimate 0 0 63,000 4,851 139 (A) NET GAS VOLUMES ACCOUNT FOR SURFACE LOSSES, SHRINKAGE = 20.00% COMPANY FUTURE GROSS REVENUE (FGR) - $ PRODUCTION TAXES - $ FGR AFTER From From From Oil/ Plant Prod./ PRODUCTION TAXES - $OtherCondensateOtherPlant ProductsYear TotalOil/Condensate Gas Gas 0 0 0 0 0 0 0 0 02021 0 0 0 0 0 0 0 0 02022 0 0 0 0 0 0 0 0 02023 0 0 0 0 0 0 0 0 02024 0 0 0 0 0 0 0 0 02025 0 0 0 0 0 0 0 0 02026 0 0 0 0 0 0 0 0 02027 0 0 0 0 0 0 0 0 02028 0 0 0 0 0 0 0 0 02029 0 0 0 0 0 0 0 0 02030 108,840 97,544 2,732 8,565 0 0 0 108,840 02031 54,672 48,997 1,372 4,302 0 0 0 54,672 02032 Remainder Total Future Sub-Total 146,541 12,867 4,104 0 163,512 0 0 163,512 146,541 163,512 4,104 12,867 0 0 0 0 0 0 0 0 0 0 0 163,512 0 0 0 DEDUCTIONS - $ FUTURE NET INCOME BEFORE TAXES - $ Operating Ad Valorem Development DiscountedUndiscounted Year Costs Taxes Costs Other Total Annual Cumulative @ 10.00% 0 0 0 0 0 0 0 02021 0 0 0 0 0 0 0 02022 0 0 0 0 0 0 0 02023 0 0 0 0 0 0 0 02024 0 0 0 0 0 0 0 02025 0 0 0 0 0 0 0 02026 0 0 0 0 0 0 0 02027 0 0 0 0 0 0 0 02028 0 0 0 0 0 0 0 02029 0 0 0 0 0 0 0 02030 23,472 0 17,708 3,542 2,222 85,368 31,082 85,3682031 5,366 0 0 4,250 1,116 49,306 16,622 134,6742032 Remainder Total Future Sub-Total 7,792 28,838 0 17,708 3,338 134,674 47,704 7,792 0 17,708 3,338 28,838 47,704 134,674 0 0 0 0 0 0 0 134,674 Life of evaluation is: 12.00 years. These data are part of a Ryder Scott report and are subject to the conditions in the text of the report.

BEHIND PIPE PROVED APACHE CORPORATION ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS SHELL OFFSHORE VENTURE (SEC CASE) AS OF DECEMBER 31, 2020 TABLE 22 SOUTH TIMBALIER 295, OFFSHORE LA FIELDWOOD ENERGY LLC - OPERATOR ST 295 OCS 07780 #A-10 ST (BP5) (G) OIL LEASE 0.07083331 0.07083330 25.00 20.00 15.00 10.00 5.00 1.97 1.97 14.33 14.33 0.05902774 0.05902774 0.05902770 0.05902770 RECOMPLETION COST SHOWN AS DEVELOPMENT COST. 6,056 10,080 17,149 29,875 53,411 REVENUE INTEREST PRODUCT PRICES Expense Oil/ Plant Oil/Cond Plt. Prod. Gas FUTURE NET INCOME - $ Interest Condensate Products Gas ($/bbl) ($/bbl) ($/Mcf) COMPOUNDED MONTHLY INITIAL FINAL REMARKS % % % % % DISCOUNTED 39.41 39.41 0.05902774 0.05902774 Year AVERAGE PRICESESTIMATED 8/8THS PRODUCTION COMPANY NET PRODUCTION Number Oil/Cond. Plt Prod. GasOil/Cond.GasPlant ProductsOil/Cond. Plant Products Sales Gas (A) of Wells ($/bbl) ($/bbl) ($/Mcf) (Barrels)(MMcf) (Barrels) (Barrels) (Barrels) (MMcf) 0 0 0 0 0 0 0.00 0.00 0.00 02021 0 0 0 0 0 0 0.00 0.00 0.00 02022 0 0 0 0 0 0 0.00 0.00 0.00 02023 0 0 0 0 0 0 0.00 0.00 0.00 02024 0 0 0 0 0 0 0.00 0.00 0.00 02025 0 0 0 0 0 0 0.00 0.00 0.00 02026 0 0 0 0 0 0 0.00 0.00 0.00 02027 0 0 0 0 0 0 0.00 0.00 0.00 02028 0 0 0 0 0 0 0.00 0.00 0.00 02029 0 0 0 0 0 0 0.00 0.00 0.00 02030 0 0 0 0 0 0 0.00 0.00 0.00 02031 0 0 0 0 0 0 0.00 0.00 0.00 02032 46,738 4,090 117 2,759 241 6 39.41 14.33 1.97 12033 0 Sub-Total Remainder Total Future 46,738 4,090 117 2,759 241 6 39.41 14.33 1.97 46,738 4,090 117 2,759 241 6 39.41 14.33 1.97 0 0 0 0 0 0 0.00 0.00 0.00 Cumulative Ultimate 0 0 46,738 4,090 117 (A) NET GAS VOLUMES ACCOUNT FOR SURFACE LOSSES, SHRINKAGE = 20.00% COMPANY FUTURE GROSS REVENUE (FGR) - $ PRODUCTION TAXES - $ FGR AFTER From From From Oil/ Plant Prod./ PRODUCTION TAXES - $OtherCondensateOtherPlant ProductsYear TotalOil/Condensate Gas Gas 0 0 0 0 0 0 0 0 02021 0 0 0 0 0 0 0 0 02022 0 0 0 0 0 0 0 0 02023 0 0 0 0 0 0 0 0 02024 0 0 0 0 0 0 0 0 02025 0 0 0 0 0 0 0 0 02026 0 0 0 0 0 0 0 0 02027 0 0 0 0 0 0 0 0 02028 0 0 0 0 0 0 0 0 02029 0 0 0 0 0 0 0 0 02030 0 0 0 0 0 0 0 0 02031 0 0 0 0 0 0 0 0 02032 123,022 108,715 3,460 10,848 0 0 0 123,022 02033 Remainder Total Future Sub-Total 108,715 10,848 3,460 0 123,022 0 0 123,022 108,715 123,022 3,460 10,848 0 0 0 0 0 0 0 0 0 0 0 123,022 0 0 0 DEDUCTIONS - $ FUTURE NET INCOME BEFORE TAXES - $ Operating Ad Valorem Development DiscountedUndiscounted Year Costs Taxes Costs Other Total Annual Cumulative @ 10.00% 0 0 0 0 0 0 0 02021 0 0 0 0 0 0 0 02022 0 0 0 0 0 0 0 02023 0 0 0 0 0 0 0 02024 0 0 0 0 0 0 0 02025 0 0 0 0 0 0 0 02026 0 0 0 0 0 0 0 02027 0 0 0 0 0 0 0 02028 0 0 0 0 0 0 0 02029 0 0 0 0 0 0 0 02030 0 0 0 0 0 0 0 02031 0 0 0 0 0 0 0 02032 24,772 0 17,708 4,250 2,814 98,250 29,875 98,2502033 Remainder Total Future Sub-Total 4,250 24,772 0 17,708 2,814 98,250 29,875 4,250 0 17,708 2,814 24,772 29,875 98,250 0 0 0 0 0 0 0 98,250 Life of evaluation is: 13.00 years. These data are part of a Ryder Scott report and are subject to the conditions in the text of the report.

PRODUCING PROVED APACHE CORPORATION ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS SHELL OFFSHORE VENTURE (SEC CASE) AS OF DECEMBER 31, 2020 TABLE 23 SOUTH TIMBALIER 295, OFFSHORE LA FIELDWOOD ENERGY LLC - OPERATOR ST 295 OCS 05646 #A-11 (L64-68) OIL LEASE 0.07083330 0.07083330 25.00 20.00 15.00 10.00 5.00 1.94 1.94 14.33 14.33 0.05902774 0.17588082 0.05902770 0.05902770 400,202 435,728 479,438 534,276 604,630 REVENUE INTEREST PRODUCT PRICES Expense Oil/ Plant Oil/Cond Plt. Prod. Gas FUTURE NET INCOME - $ Interest Condensate Products Gas ($/bbl) ($/bbl) ($/Mcf) COMPOUNDED MONTHLY INITIAL FINAL REMARKS % % % % % DISCOUNTED 39.41 39.41 0.05902774 0.27925086 Year AVERAGE PRICESESTIMATED 8/8THS PRODUCTION COMPANY NET PRODUCTION Number Oil/Cond. Plt Prod. GasOil/Cond.GasPlant ProductsOil/Cond. Plant Products Sales Gas (A) of Wells ($/bbl) ($/bbl) ($/Mcf) (Barrels)(MMcf) (Barrels) (Barrels) (Barrels) (MMcf) 71,026 3,021 86 4,193 178 4 39.41 14.33 1.94 12021 55,840 2,375 68 3,296 140 3 39.41 14.33 1.94 12022 43,900 1,867 53 2,591 110 3 39.41 14.33 1.94 12023 34,514 1,467 42 2,037 87 2 39.41 14.33 1.94 12024 27,134 1,154 33 1,602 68 2 39.41 14.33 1.94 12025 21,333 907 26 1,259 54 1 39.41 14.33 1.94 12026 16,772 713 20 990 42 1 39.41 14.33 1.94 12027 13,186 560 16 778 33 1 39.41 14.33 1.94 12028 10,366 440 13 612 26 1 39.41 14.33 1.94 12029 8,150 346 10 481 20 0 39.41 14.33 1.94 12030 595 25 1 35 1 0 39.41 14.33 1.94 12031 4,701 Sub-Total Remainder Total Future 302,815 12,876 368 17,875 760 17 39.41 14.33 1.94 302,815 12,876 368 17,875 760 17 39.41 14.33 1.94 0 0 0 0 0 0 0.00 0.00 0.00 Cumulative Ultimate 1,563,293 0 1,866,108 12,876 5,069 (A) NET GAS VOLUMES ACCOUNT FOR SURFACE LOSSES, SHRINKAGE = 20.00% COMPANY FUTURE GROSS REVENUE (FGR) - $ PRODUCTION TAXES - $ FGR AFTER From From From Oil/ Plant Prod./ PRODUCTION TAXES - $OtherCondensateOtherPlant ProductsYear TotalOil/Condensate Gas Gas 175,670 165,210 2,556 7,904 0 0 0 175,670 02021 138,108 129,886 2,009 6,213 0 0 0 138,108 02022 108,578 102,115 1,579 4,884 0 0 0 108,578 02023 85,362 80,281 1,241 3,839 0 0 0 85,362 02024 67,110 63,116 976 3,018 0 0 0 67,110 02025 52,761 49,621 767 2,372 0 0 0 52,761 02026 41,479 39,011 603 1,865 0 0 0 41,479 02027 32,610 30,670 474 1,466 0 0 0 32,610 02028 25,638 24,112 373 1,152 0 0 0 25,638 02029 20,156 18,957 293 906 0 0 0 20,156 02030 1,471 1,383 21 66 0 0 0 1,471 02031 Remainder Total Future Sub-Total 704,363 33,687 10,893 0 748,942 0 0 748,942 704,363 748,942 10,893 33,687 0 0 0 0 0 0 0 0 0 0 0 748,942 0 0 0 DEDUCTIONS - $ FUTURE NET INCOME BEFORE TAXES - $ Operating Ad Valorem Development DiscountedUndiscounted Year Costs Taxes Costs Other Total Annual Cumulative @ 10.00% 6,329 0 0 4,250 2,079 169,341 161,835 169,3412021 5,884 0 0 4,250 1,634 132,224 114,877 301,5652022 5,535 0 0 4,250 1,285 103,044 81,388 404,6092023 5,260 0 0 4,250 1,010 80,102 57,517 484,7112024 5,044 0 0 4,250 794 62,066 40,516 546,7772025 4,874 0 0 4,250 624 47,887 28,419 594,6642026 4,740 0 0 4,250 490 36,739 19,822 631,4032027 4,636 0 0 4,250 386 27,975 13,722 659,3772028 4,553 0 0 4,250 303 21,084 9,403 680,4622029 4,488 0 0 4,250 238 15,667 6,353 696,1292030 372 0 0 354 17 1,099 422 697,2292031 Remainder Total Future Sub-Total 42,854 51,714 0 0 8,860 697,229 534,276 42,854 0 0 8,860 51,714 534,276 697,229 0 0 0 0 0 0 0 697,229 Life of evaluation is: 10.08 years. These data are part of a Ryder Scott report and are subject to the conditions in the text of the report.

SHUT-IN PROVED APACHE CORPORATION ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS SHELL OFFSHORE VENTURE (SEC CASE) AS OF DECEMBER 31, 2020 TABLE 24 SOUTH TIMBALIER 295, OFFSHORE LA FIELDWOOD ENERGY LLC - OPERATOR ST 295 OCS 05646 #A-11 (M8 RA) OIL LEASE 0.00000000 0.00000000 25.00 20.00 15.00 10.00 5.00 NO RESERVES ASSIGNED. 0 0 0 0 0 REVENUE INTEREST PRODUCT PRICES Expense Oil/ Plant Oil/Cond Plt. Prod. Gas FUTURE NET INCOME - $ Interest Condensate Products Gas ($/bbl) ($/bbl) ($/Mcf) COMPOUNDED MONTHLY INITIAL FINAL REMARKS % % % % % DISCOUNTED Year AVERAGE PRICESESTIMATED 8/8THS PRODUCTION COMPANY NET PRODUCTION Number Oil/Cond. Plt Prod. GasOil/Cond.GasPlant ProductsOil/Cond. Plant Products Sales Gas (A) of Wells ($/bbl) ($/bbl) ($/Mcf) (Barrels)(MMcf) (Barrels) (Barrels) (Barrels) (MMcf) 1,266 Sub-Total Remainder Total Future 0 0 0 0 0 0 0.00 0.00 0.00 0 0 0 0 0 0 0.00 0.00 0.00 0 0 0 0 0 0 0.00 0.00 0.00 Cumulative Ultimate 658,963 0 658,963 0 1,266 (A) NET GAS VOLUMES ACCOUNT FOR SURFACE LOSSES, SHRINKAGE = 20.00% COMPANY FUTURE GROSS REVENUE (FGR) - $ PRODUCTION TAXES - $ FGR AFTER From From From Oil/ Plant Prod./ PRODUCTION TAXES - $OtherCondensateOtherPlant ProductsYear TotalOil/Condensate Gas Gas Remainder Total Future Sub-Total 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 DEDUCTIONS - $ FUTURE NET INCOME BEFORE TAXES - $ Operating Ad Valorem Development DiscountedUndiscounted Year Costs Taxes Costs Other Total Annual Cumulative @ 10.00 % Remainder Total Future Sub-Total 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 Life of evaluation is: 0.00 years. These data are part of a Ryder Scott report and are subject to the conditions in the text of the report.

BEHIND PIPE PROVED APACHE CORPORATION ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS SHELL OFFSHORE VENTURE (SEC CASE) AS OF DECEMBER 31, 2020 TABLE 25 SOUTH TIMBALIER 295, OFFSHORE LA FIELDWOOD ENERGY LLC - OPERATOR ST 295 OCS 05646 #A-11 (BP1) (K16) GAS LEASE 0.07083330 0.07083330 25.00 20.00 15.00 10.00 5.00 1.94 1.94 14.33 14.33 0.05902774 0.05902774 0.05902770 0.05902770 RECOMPLETION COST SHOWN AS DEVELOPMENT COST. 716,816 759,200 807,058 861,484 923,868 REVENUE INTEREST PRODUCT PRICES Expense Oil/ Plant Oil/Cond Plt. Prod. Gas FUTURE NET INCOME - $ Interest Condensate Products Gas ($/bbl) ($/bbl) ($/Mcf) COMPOUNDED MONTHLY INITIAL FINAL REMARKS % % % % % DISCOUNTED 39.41 39.41 0.05902773 0.05902774 Year AVERAGE PRICESESTIMATED 8/8THS PRODUCTION COMPANY NET PRODUCTION Number Oil/Cond. Plt Prod. GasOil/Cond.GasPlant ProductsOil/Cond. Plant Products Sales Gas (A) of Wells ($/bbl) ($/bbl) ($/Mcf) (Barrels)(MMcf) (Barrels) (Barrels) (Barrels) (MMcf) 193,984 27,059 773 11,450 1,597 37 39.41 14.33 1.94 12021 123,553 17,235 492 7,293 1,017 23 39.41 14.33 1.94 12022 70,313 9,808 280 4,150 579 13 39.41 14.33 1.94 12023 39,449 5,503 157 2,329 325 7 39.41 14.33 1.94 12024 0 Sub-Total Remainder Total Future 427,300 59,605 1,703 25,223 3,518 80 39.41 14.33 1.94 427,300 59,605 1,703 25,223 3,518 80 39.41 14.33 1.94 0 0 0 0 0 0 0.00 0.00 0.00 Cumulative Ultimate 0 0 427,300 59,605 1,703 (A) NET GAS VOLUMES ACCOUNT FOR SURFACE LOSSES, SHRINKAGE = 20.00% COMPANY FUTURE GROSS REVENUE (FGR) - $ PRODUCTION TAXES - $ FGR AFTER From From From Oil/ Plant Prod./ PRODUCTION TAXES - $OtherCondensateOtherPlant ProductsYear TotalOil/Condensate Gas Gas 544,903 451,217 22,892 70,795 0 0 0 544,903 02021 347,061 287,390 14,580 45,091 0 0 0 347,061 02022 197,510 163,552 8,298 25,661 0 0 0 197,510 02023 110,813 91,761 4,655 14,397 0 0 0 110,813 02024 Remainder Total Future Sub-Total 993,919 155,943 50,425 0 1,200,288 0 0 1,200,288 993,919 1,200,288 50,425 155,943 0 0 0 0 0 0 0 0 0 0 0 1,200,288 0 0 0 DEDUCTIONS - $ FUTURE NET INCOME BEFORE TAXES - $ Operating Ad Valorem Development DiscountedUndiscounted Year Costs Taxes Costs Other Total Annual Cumulative @ 10.00% 169,140 0 146,625 3,896 18,619 375,763 351,493 375,7632021 16,109 0 0 4,250 11,859 330,952 288,258 706,7152022 10,999 0 0 4,250 6,749 186,511 147,689 893,2262023 8,036 0 0 4,250 3,786 102,777 74,044 996,0032024 Remainder Total Future Sub-Total 16,646 204,285 0 146,625 41,014 996,003 861,484 16,646 0 146,625 41,014 204,285 861,484 996,003 0 0 0 0 0 0 0 996,003 Life of evaluation is: 4.00 years. These data are part of a Ryder Scott report and are subject to the conditions in the text of the report.

BEHIND PIPE PROVED APACHE CORPORATION ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS SHELL OFFSHORE VENTURE (SEC CASE) AS OF DECEMBER 31, 2020 TABLE 26 SOUTH TIMBALIER 295, OFFSHORE LA FIELDWOOD ENERGY LLC - OPERATOR ST 295 OCS 05646 #A-11 (BP2) (J-J2) OIL LEASE 0.07083330 0.07083330 25.00 20.00 15.00 10.00 5.00 1.94 1.94 14.33 14.33 0.05902774 0.05902774 0.05902770 0.05902770 RECOMPLETION COST SHOWN AS DEVELOPMENT COST. 189,533 232,926 289,045 362,513 459,994 REVENUE INTEREST PRODUCT PRICES Expense Oil/ Plant Oil/Cond Plt. Prod. Gas FUTURE NET INCOME - $ Interest Condensate Products Gas ($/bbl) ($/bbl) ($/Mcf) COMPOUNDED MONTHLY INITIAL FINAL REMARKS % % % % % DISCOUNTED 39.41 39.41 0.05902774 0.05902774 Year AVERAGE PRICESESTIMATED 8/8THS PRODUCTION COMPANY NET PRODUCTION Number Oil/Cond. Plt Prod. GasOil/Cond.GasPlant ProductsOil/Cond. Plant Products Sales Gas (A) of Wells ($/bbl) ($/bbl) ($/Mcf) (Barrels)(MMcf) (Barrels) (Barrels) (Barrels) (MMcf) 0 0 0 0 0 0 0.00 0.00 0.00 02021 0 0 0 0 0 0 0.00 0.00 0.00 02022 0 0 0 0 0 0 0.00 0.00 0.00 02023 0 0 0 0 0 0 0.00 0.00 0.00 02024 120,681 8,123 232 7,124 479 11 39.41 14.33 1.94 12025 83,829 5,642 161 4,948 333 8 39.41 14.33 1.94 12026 42,490 2,860 82 2,508 169 4 39.41 14.33 1.94 12027 0 Sub-Total Remainder Total Future 247,000 16,625 475 14,580 981 22 39.41 14.33 1.94 247,000 16,625 475 14,580 981 22 39.41 14.33 1.94 0 0 0 0 0 0 0.00 0.00 0.00 Cumulative Ultimate 0 0 247,000 16,625 475 (A) NET GAS VOLUMES ACCOUNT FOR SURFACE LOSSES, SHRINKAGE = 20.00% COMPANY FUTURE GROSS REVENUE (FGR) - $ PRODUCTION TAXES - $ FGR AFTER From From From Oil/ Plant Prod./ PRODUCTION TAXES - $OtherCondensateOtherPlant ProductsYear TotalOil/Condensate Gas Gas 0 0 0 0 0 0 0 0 02021 0 0 0 0 0 0 0 0 02022 0 0 0 0 0 0 0 0 02023 0 0 0 0 0 0 0 0 02024 308,833 280,710 6,872 21,251 0 0 0 308,833 02025 214,526 194,990 4,773 14,762 0 0 0 214,526 02026 108,735 98,833 2,419 7,482 0 0 0 108,735 02027 Remainder Total Future Sub-Total 574,534 43,496 14,064 0 632,094 0 0 632,094 574,534 632,094 14,064 43,496 0 0 0 0 0 0 0 0 0 0 0 632,094 0 0 0 DEDUCTIONS - $ FUTURE NET INCOME BEFORE TAXES - $ Operating Ad Valorem Development DiscountedUndiscounted Year Costs Taxes Costs Other Total Annual Cumulative @ 10.00% 0 0 0 0 0 0 0 02021 0 0 0 0 0 0 0 02022 0 0 0 0 0 0 0 02023 0 0 0 0 0 0 0 02024 27,548 0 17,708 4,250 5,589 281,286 183,258 281,2862025 8,132 0 0 4,250 3,882 206,393 122,594 487,6792026 5,155 0 0 3,187 1,968 103,579 56,661 591,2582027 Remainder Total Future Sub-Total 11,687 40,835 0 17,708 11,440 591,258 362,513 11,687 0 17,708 11,440 40,835 362,513 591,258 0 0 0 0 0 0 0 591,258 Life of evaluation is: 6.75 years. These data are part of a Ryder Scott report and are subject to the conditions in the text of the report.

BEHIND PIPE PROVED APACHE CORPORATION ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS SHELL OFFSHORE VENTURE (SEC CASE) AS OF DECEMBER 31, 2020 TABLE 27 SOUTH TIMBALIER 295, OFFSHORE LA FIELDWOOD ENERGY LLC - OPERATOR ST 295 OCS 05646 #A-11 (BP3) (I) GAS LEASE 0.07083330 0.07083330 25.00 20.00 15.00 10.00 5.00 1.94 1.94 14.33 14.33 0.05902774 0.05902774 0.05902770 0.05902770 RECOMPLETION COST SHOWN AS DEVELOPMENT COST. 57,119 80,648 115,866 169,682 253,818 REVENUE INTEREST PRODUCT PRICES Expense Oil/ Plant Oil/Cond Plt. Prod. Gas FUTURE NET INCOME - $ Interest Condensate Products Gas ($/bbl) ($/bbl) ($/Mcf) COMPOUNDED MONTHLY INITIAL FINAL REMARKS % % % % % DISCOUNTED 39.41 39.41 0.05902774 0.05902774 Year AVERAGE PRICESESTIMATED 8/8THS PRODUCTION COMPANY NET PRODUCTION Number Oil/Cond. Plt Prod. GasOil/Cond.GasPlant ProductsOil/Cond. Plant Products Sales Gas (A) of Wells ($/bbl) ($/bbl) ($/Mcf) (Barrels)(MMcf) (Barrels) (Barrels) (Barrels) (MMcf) 0 0 0 0 0 0 0.00 0.00 0.00 02021 0 0 0 0 0 0 0.00 0.00 0.00 02022 0 0 0 0 0 0 0.00 0.00 0.00 02023 0 0 0 0 0 0 0.00 0.00 0.00 02024 0 0 0 0 0 0 0.00 0.00 0.00 02025 0 0 0 0 0 0 0.00 0.00 0.00 02026 14,533 952 27 858 56 1 39.41 14.33 1.94 12027 49,961 3,274 94 2,949 193 4 39.41 14.33 1.94 12028 39,061 2,559 73 2,306 151 3 39.41 14.33 1.94 12029 30,540 2,001 57 1,803 118 3 39.41 14.33 1.94 12030 23,877 1,564 45 1,409 92 2 39.41 14.33 1.94 12031 12,429 814 23 734 48 1 39.41 14.33 1.94 12032 0 Sub-Total Remainder Total Future 170,400 11,165 319 10,058 659 15 39.41 14.33 1.94 170,400 11,165 319 10,058 659 15 39.41 14.33 1.94 0 0 0 0 0 0 0.00 0.00 0.00 Cumulative Ultimate 0 0 170,400 11,165 319 (A) NET GAS VOLUMES ACCOUNT FOR SURFACE LOSSES, SHRINKAGE = 20.00% COMPANY FUTURE GROSS REVENUE (FGR) - $ PRODUCTION TAXES - $ FGR AFTER From From From Oil/ Plant Prod./ PRODUCTION TAXES - $OtherCondensateOtherPlant ProductsYear TotalOil/Condensate Gas Gas 0 0 0 0 0 0 0 0 02021 0 0 0 0 0 0 0 0 02022 0 0 0 0 0 0 0 0 02023 0 0 0 0 0 0 0 0 02024 0 0 0 0 0 0 0 0 02025 0 0 0 0 0 0 0 0 02026 37,100 33,803 806 2,491 0 0 0 37,100 02027 127,545 116,211 2,769 8,564 0 0 0 127,545 02028 99,719 90,858 2,165 6,696 0 0 0 99,719 02029 77,964 71,036 1,693 5,235 0 0 0 77,964 02030 60,956 55,539 1,324 4,093 0 0 0 60,956 02031 31,730 28,911 689 2,131 0 0 0 31,730 02032 Remainder Total Future Sub-Total 396,358 29,211 9,445 0 435,014 0 0 435,014 396,358 435,014 9,445 29,211 0 0 0 0 0 0 0 0 0 0 0 435,014 0 0 0 DEDUCTIONS - $ FUTURE NET INCOME BEFORE TAXES - $ Operating Ad Valorem Development DiscountedUndiscounted Year Costs Taxes Costs Other Total Annual Cumulative @ 10.00% 0 0 0 0 0 0 0 02021 0 0 0 0 0 0 0 02022 0 0 0 0 0 0 0 02023 0 0 0 0 0 0 0 02024 0 0 0 0 0 0 0 02025 0 0 0 0 0 0 0 02026 19,426 0 17,708 1,062 655 17,674 9,071 17,6742027 6,503 0 0 4,250 2,253 121,042 59,364 138,7162028 6,011 0 0 4,250 1,761 93,708 41,781 232,4252029 5,627 0 0 4,250 1,377 72,337 29,322 304,7622030 5,327 0 0 4,250 1,077 55,629 20,500 360,3912031 3,394 0 0 2,833 560 28,337 9,644 388,7282032 Remainder Total Future Sub-Total 20,896 46,287 0 17,708 7,683 388,728 169,682 20,896 0 17,708 7,683 46,287 169,682 388,728 0 0 0 0 0 0 0 388,728 Life of evaluation is: 11.67 years. These data are part of a Ryder Scott report and are subject to the conditions in the text of the report.

SHUT-IN PROVED APACHE CORPORATION ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS SHELL OFFSHORE VENTURE (SEC CASE) AS OF DECEMBER 31, 2020 TABLE 28 SOUTH TIMBALIER 295, OFFSHORE LA FIELDWOOD ENERGY LLC - OPERATOR ST 295 OCS 05646 #A-13 ST (J3) GAS LEASE 0.00000000 0.00000000 25.00 20.00 15.00 10.00 5.00 NO REMAINING RESERVES ASSIGNED. 0 0 0 0 0 REVENUE INTEREST PRODUCT PRICES Expense Oil/ Plant Oil/Cond Plt. Prod. Gas FUTURE NET INCOME - $ Interest Condensate Products Gas ($/bbl) ($/bbl) ($/Mcf) COMPOUNDED MONTHLY INITIAL FINAL REMARKS % % % % % DISCOUNTED Year AVERAGE PRICESESTIMATED 8/8THS PRODUCTION COMPANY NET PRODUCTION Number Oil/Cond. Plt Prod. GasOil/Cond.GasPlant ProductsOil/Cond. Plant Products Sales Gas (A) of Wells ($/bbl) ($/bbl) ($/Mcf) (Barrels)(MMcf) (Barrels) (Barrels) (Barrels) (MMcf) 491 Sub-Total Remainder Total Future 0 0 0 0 0 0 0.00 0.00 0.00 0 0 0 0 0 0 0.00 0.00 0.00 0 0 0 0 0 0 0.00 0.00 0.00 Cumulative Ultimate 138,210 0 138,210 0 491 (A) NET GAS VOLUMES ACCOUNT FOR SURFACE LOSSES, SHRINKAGE = 20.00% COMPANY FUTURE GROSS REVENUE (FGR) - $ PRODUCTION TAXES - $ FGR AFTER From From From Oil/ Plant Prod./ PRODUCTION TAXES - $OtherCondensateOtherPlant ProductsYear TotalOil/Condensate Gas Gas Remainder Total Future Sub-Total 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 DEDUCTIONS - $ FUTURE NET INCOME BEFORE TAXES - $ Operating Ad Valorem Development DiscountedUndiscounted Year Costs Taxes Costs Other Total Annual Cumulative @ 10.00 % Remainder Total Future Sub-Total 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 Life of evaluation is: 0.00 years. These data are part of a Ryder Scott report and are subject to the conditions in the text of the report.

PRODUCING PROVED APACHE CORPORATION ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS SHELL OFFSHORE VENTURE (SEC CASE) AS OF DECEMBER 31, 2020 TABLE 29 SOUTH TIMBALIER 295, OFFSHORE LA FIELDWOOD ENERGY LLC - OPERATOR ST 295 OCS 05646 #A-14 (I) GAS LEASE 0.07083330 0.07083330 25.00 20.00 15.00 10.00 5.00 1.94 0.00 14.33 14.33 0.05902774 0.00917690 0.05902770 0.05902770 73 74 74 75 76 REVENUE INTEREST PRODUCT PRICES Expense Oil/ Plant Oil/Cond Plt. Prod. Gas FUTURE NET INCOME - $ Interest Condensate Products Gas ($/bbl) ($/bbl) ($/Mcf) COMPOUNDED MONTHLY INITIAL FINAL REMARKS % % % % % DISCOUNTED 0.00 39.41 0.05902774 0.00219784 Year AVERAGE PRICESESTIMATED 8/8THS PRODUCTION COMPANY NET PRODUCTION Number Oil/Cond. Plt Prod. GasOil/Cond.GasPlant ProductsOil/Cond. Plant Products Sales Gas (A) of Wells ($/bbl) ($/bbl) ($/Mcf) (Barrels)(MMcf) (Barrels) (Barrels) (Barrels) (MMcf) 250 175 5 15 10 0 39.41 14.33 1.94 12021 2,638 Sub-Total Remainder Total Future 250 175 5 15 10 0 39.41 14.33 1.94 250 175 5 15 10 0 39.41 14.33 1.94 0 0 0 0 0 0 0.00 0.00 0.00 Cumulative Ultimate 160,112 0 160,363 175 2,643 (A) NET GAS VOLUMES ACCOUNT FOR SURFACE LOSSES, SHRINKAGE = 20.00% COMPANY FUTURE GROSS REVENUE (FGR) - $ PRODUCTION TAXES - $ FGR AFTER From From From Oil/ Plant Prod./ PRODUCTION TAXES - $OtherCondensateOtherPlant ProductsYear TotalOil/Condensate Gas Gas 1,189 582 148 458 0 0 0 1,189 02021 Remainder Total Future Sub-Total 582 458 148 0 1,189 0 0 1,189 582 1,189 148 458 0 0 0 0 0 0 0 0 0 0 0 1,189 0 0 0 DEDUCTIONS - $ FUTURE NET INCOME BEFORE TAXES - $ Operating Ad Valorem Development DiscountedUndiscounted Year Costs Taxes Costs Other Total Annual Cumulative @ 10.00% 1,112 0 0 992 121 76 75 762021 Remainder Total Future Sub-Total 992 1,112 0 0 121 76 75 992 0 0 121 1,112 75 76 0 0 0 0 0 0 0 76 Life of evaluation is: 0.58 years. These data are part of a Ryder Scott report and are subject to the conditions in the text of the report.

PRODUCING PROVED APACHE CORPORATION ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS SHELL OFFSHORE VENTURE (SEC CASE) AS OF DECEMBER 31, 2020 TABLE 30 SOUTH TIMBALIER 295, OFFSHORE LA FIELDWOOD ENERGY LLC - OPERATOR ST 295 OCS 05646 #A-15 (IO-I2) OIL LEASE 0.07083330 0.07083330 25.00 20.00 15.00 10.00 5.00 1.94 1.94 14.33 14.33 0.05902774 0.08110035 0.05902770 0.05902770 8,107 8,550 9,054 9,632 10,301 REVENUE INTEREST PRODUCT PRICES Expense Oil/ Plant Oil/Cond Plt. Prod. Gas FUTURE NET INCOME - $ Interest Condensate Products Gas ($/bbl) ($/bbl) ($/Mcf) COMPOUNDED MONTHLY INITIAL FINAL REMARKS % % % % % DISCOUNTED 39.41 39.41 0.05902774 0.04985802 Year AVERAGE PRICESESTIMATED 8/8THS PRODUCTION COMPANY NET PRODUCTION Number Oil/Cond. Plt Prod. GasOil/Cond.GasPlant ProductsOil/Cond. Plant Products Sales Gas (A) of Wells ($/bbl) ($/bbl) ($/Mcf) (Barrels)(MMcf) (Barrels) (Barrels) (Barrels) (MMcf) 3,008 579 17 178 34 1 39.41 14.33 1.94 12021 2,599 500 14 153 30 1 39.41 14.33 1.94 12022 2,246 432 12 133 26 1 39.41 14.33 1.94 12023 1,941 374 11 115 22 1 39.41 14.33 1.94 12024 149 29 1 9 2 0 39.41 14.33 1.94 12025 355 Sub-Total Remainder Total Future 9,942 1,914 55 587 113 3 39.41 14.33 1.94 9,942 1,914 55 587 113 3 39.41 14.33 1.94 0 0 0 0 0 0 0.00 0.00 0.00 Cumulative Ultimate 73,388 0 83,330 1,914 410 (A) NET GAS VOLUMES ACCOUNT FOR SURFACE LOSSES, SHRINKAGE = 20.00% COMPANY FUTURE GROSS REVENUE (FGR) - $ PRODUCTION TAXES - $ FGR AFTER From From From Oil/ Plant Prod./ PRODUCTION TAXES - $OtherCondensateOtherPlant ProductsYear TotalOil/Condensate Gas Gas 9,000 6,996 490 1,515 0 0 0 9,000 02021 7,777 6,045 423 1,309 0 0 0 7,777 02022 6,720 5,224 366 1,131 0 0 0 6,720 02023 5,807 4,514 316 977 0 0 0 5,807 02024 447 347 24 75 0 0 0 447 02025 Remainder Total Future Sub-Total 23,125 5,007 1,619 0 29,752 0 0 29,752 23,125 29,752 1,619 5,007 0 0 0 0 0 0 0 0 0 0 0 29,752 0 0 0 DEDUCTIONS - $ FUTURE NET INCOME BEFORE TAXES - $ Operating Ad Valorem Development DiscountedUndiscounted Year Costs Taxes Costs Other Total Annual Cumulative @ 10.00% 4,648 0 0 4,250 398 4,352 4,160 4,3522021 4,594 0 0 4,250 344 3,183 2,767 7,5352022 4,547 0 0 4,250 297 2,173 1,719 9,7082023 4,507 0 0 4,250 257 1,300 936 11,0082024 374 0 0 354 20 73 50 11,0812025 Remainder Total Future Sub-Total 17,354 18,671 0 0 1,317 11,081 9,632 17,354 0 0 1,317 18,671 9,632 11,081 0 0 0 0 0 0 0 11,081 Life of evaluation is: 4.08 years. These data are part of a Ryder Scott report and are subject to the conditions in the text of the report.

PRODUCING PROVED APACHE CORPORATION ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS SHELL OFFSHORE VENTURE (SEC CASE) AS OF DECEMBER 31, 2020 TABLE 31 SOUTH TIMBALIER 295, OFFSHORE LA FIELDWOOD ENERGY LLC - OPERATOR ST 295 OCS 05646 #A-16 ST (K44) OIL LEASE 0.07083330 0.07083330 25.00 20.00 15.00 10.00 5.00 1.94 1.94 14.33 14.33 0.05902774 0.03006680 0.05902770 0.05902770 58,625 62,189 66,265 70,962 76,419 REVENUE INTEREST PRODUCT PRICES Expense Oil/ Plant Oil/Cond Plt. Prod. Gas FUTURE NET INCOME - $ Interest Condensate Products Gas ($/bbl) ($/bbl) ($/Mcf) COMPOUNDED MONTHLY INITIAL FINAL REMARKS % % % % % DISCOUNTED 39.41 39.41 0.05902774 0.04422120 Year AVERAGE PRICESESTIMATED 8/8THS PRODUCTION COMPANY NET PRODUCTION Number Oil/Cond. Plt Prod. GasOil/Cond.GasPlant ProductsOil/Cond. Plant Products Sales Gas (A) of Wells ($/bbl) ($/bbl) ($/Mcf) (Barrels)(MMcf) (Barrels) (Barrels) (Barrels) (MMcf) 12,471 1,131 32 736 67 2 39.41 14.33 1.94 12021 10,579 959 27 624 57 1 39.41 14.33 1.94 12022 8,973 814 23 530 48 1 39.41 14.33 1.94 12023 6,428 583 17 379 34 1 39.41 14.33 1.94 12024 4,389 Sub-Total Remainder Total Future 38,451 3,487 100 2,270 206 5 39.41 14.33 1.94 38,451 3,487 100 2,270 206 5 39.41 14.33 1.94 0 0 0 0 0 0 0.00 0.00 0.00 Cumulative Ultimate 1,115,175 0 1,153,626 3,487 4,489 (A) NET GAS VOLUMES ACCOUNT FOR SURFACE LOSSES, SHRINKAGE = 20.00% COMPANY FUTURE GROSS REVENUE (FGR) - $ PRODUCTION TAXES - $ FGR AFTER From From From Oil/ Plant Prod./ PRODUCTION TAXES - $OtherCondensateOtherPlant ProductsYear TotalOil/Condensate Gas Gas 32,924 29,008 957 2,959 0 0 0 32,924 02021 27,927 24,606 811 2,510 0 0 0 27,927 02022 23,689 20,872 688 2,129 0 0 0 23,689 02023 16,970 14,953 493 1,525 0 0 0 16,970 02024 Remainder Total Future Sub-Total 89,439 9,122 2,950 0 101,510 0 0 101,510 89,439 101,510 2,950 9,122 0 0 0 0 0 0 0 0 0 0 0 101,510 0 0 0 DEDUCTIONS - $ FUTURE NET INCOME BEFORE TAXES - $ Operating Ad Valorem Development DiscountedUndiscounted Year Costs Taxes Costs Other Total Annual Cumulative @ 10.00% 5,028 0 0 4,250 778 27,896 26,647 27,8962021 4,910 0 0 4,250 660 23,017 19,989 50,9132022 4,810 0 0 4,250 560 18,879 14,906 69,7922023 3,943 0 0 3,542 401 13,028 9,420 82,8192024 Remainder Total Future Sub-Total 16,292 18,691 0 0 2,399 82,819 70,962 16,292 0 0 2,399 18,691 70,962 82,819 0 0 0 0 0 0 0 82,819 Life of evaluation is: 3.83 years. These data are part of a Ryder Scott report and are subject to the conditions in the text of the report.

BEHIND PIPE PROVED APACHE CORPORATION ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS SHELL OFFSHORE VENTURE (SEC CASE) AS OF DECEMBER 31, 2020 TABLE 32 SOUTH TIMBALIER 295, OFFSHORE LA FIELDWOOD ENERGY LLC - OPERATOR ST 295 OCS 05646 #A-16 ST (BP2) (K40) OIL LEASE 0.07083330 0.07083330 25.00 20.00 15.00 10.00 5.00 1.94 1.94 14.33 14.33 0.05902774 0.05902774 0.05902770 0.05902770 RECOMPLETION COST SHOWN AS DEVELOPMENT COST. 349,244 440,996 564,355 733,167 968,817 REVENUE INTEREST PRODUCT PRICES Expense Oil/ Plant Oil/Cond Plt. Prod. Gas FUTURE NET INCOME - $ Interest Condensate Products Gas ($/bbl) ($/bbl) ($/Mcf) COMPOUNDED MONTHLY INITIAL FINAL REMARKS % % % % % DISCOUNTED 39.41 39.41 0.05902774 0.05902774 Year AVERAGE PRICESESTIMATED 8/8THS PRODUCTION COMPANY NET PRODUCTION Number Oil/Cond. Plt Prod. GasOil/Cond.GasPlant ProductsOil/Cond. Plant Products Sales Gas (A) of Wells ($/bbl) ($/bbl) ($/Mcf) (Barrels)(MMcf) (Barrels) (Barrels) (Barrels) (MMcf) 0 0 0 0 0 0 0.00 0.00 0.00 02021 0 0 0 0 0 0 0.00 0.00 0.00 02022 0 0 0 0 0 0 0.00 0.00 0.00 02023 38,789 1,969 56 2,290 116 3 39.41 14.33 1.94 12024 188,504 9,567 273 11,127 565 13 39.41 14.33 1.94 12025 130,094 6,602 189 7,679 390 9 39.41 14.33 1.94 12026 89,782 4,557 130 5,300 269 6 39.41 14.33 1.94 12027 61,962 3,145 90 3,657 186 4 39.41 14.33 1.94 12028 42,762 2,170 62 2,524 128 3 39.41 14.33 1.94 12029 29,512 1,498 43 1,742 88 2 39.41 14.33 1.94 12030 17,195 873 25 1,015 52 1 39.41 14.33 1.94 12031 0 Sub-Total Remainder Total Future 598,600 30,380 868 35,334 1,793 41 39.41 14.33 1.94 598,600 30,380 868 35,334 1,793 41 39.41 14.33 1.94 0 0 0 0 0 0 0.00 0.00 0.00 Cumulative Ultimate 0 0 598,600 30,380 868 (A) NET GAS VOLUMES ACCOUNT FOR SURFACE LOSSES, SHRINKAGE = 20.00% COMPANY FUTURE GROSS REVENUE (FGR) - $ PRODUCTION TAXES - $ FGR AFTER From From From Oil/ Plant Prod./ PRODUCTION TAXES - $OtherCondensateOtherPlant ProductsYear TotalOil/Condensate Gas Gas 0 0 0 0 0 0 0 0 02021 0 0 0 0 0 0 0 0 02022 0 0 0 0 0 0 0 0 02023 97,041 90,225 1,665 5,150 0 0 0 97,041 02024 471,593 438,469 8,093 25,030 0 0 0 471,593 02025 325,463 302,604 5,586 17,274 0 0 0 325,463 02026 224,614 208,838 3,855 11,921 0 0 0 224,614 02027 155,015 144,127 2,660 8,227 0 0 0 155,015 02028 106,981 99,467 1,836 5,678 0 0 0 106,981 02029 73,832 68,646 1,267 3,919 0 0 0 73,832 02030 43,017 39,996 738 2,283 0 0 0 43,017 02031 Remainder Total Future Sub-Total 1,392,372 79,483 25,701 0 1,497,556 0 0 1,497,556 1,392,372 1,497,556 25,701 79,483 0 0 0 0 0 0 0 0 0 0 0 1,497,556 0 0 0 DEDUCTIONS - $ FUTURE NET INCOME BEFORE TAXES - $ Operating Ad Valorem Development DiscountedUndiscounted Year Costs Taxes Costs Other Total Annual Cumulative @ 10.00% 0 0 0 0 0 0 0 02021 0 0 0 0 0 0 0 02022 0 0 0 0 0 0 0 02023 143,730 0 141,667 708 1,355 -46,689 -33,701-46,6892024 10,833 0 0 4,250 6,583 460,760 301,057 414,0712025 8,793 0 0 4,250 4,543 316,670 188,102 730,7412026 7,385 0 0 4,250 3,135 217,229 117,306 947,9702027 6,414 0 0 4,250 2,164 148,601 72,953 1,096,5712028 5,743 0 0 4,250 1,493 101,238 45,184 1,197,8092029 5,281 0 0 4,250 1,031 68,551 27,816 1,266,3602030 4,142 0 0 3,542 600 38,875 14,450 1,305,2352031 Remainder Total Future Sub-Total 29,750 192,321 0 141,667 20,904 1,305,235 733,167 29,750 0 141,667 20,904 192,321 733,167 1,305,235 0 0 0 0 0 0 0 1,305,235 Life of evaluation is: 10.83 years. These data are part of a Ryder Scott report and are subject to the conditions in the text of the report.

BEHIND PIPE PROVED APACHE CORPORATION ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS SHELL OFFSHORE VENTURE (SEC CASE) AS OF DECEMBER 31, 2020 TABLE 33 SOUTH TIMBALIER 295, OFFSHORE LA FIELDWOOD ENERGY LLC - OPERATOR ST 295 OCS 05646 #A-16 ST (BP3) (K24) OIL LEASE 0.07083330 0.07083330 25.00 20.00 15.00 10.00 5.00 1.94 1.94 14.33 14.33 0.05902774 0.05902774 0.05902770 0.05902770 RECOMPLETION COST SHOWN AS DEVELOPMENT COST. 6,417 10,147 16,362 26,951 45,442 REVENUE INTEREST PRODUCT PRICES Expense Oil/ Plant Oil/Cond Plt. Prod. Gas FUTURE NET INCOME - $ Interest Condensate Products Gas ($/bbl) ($/bbl) ($/Mcf) COMPOUNDED MONTHLY INITIAL FINAL REMARKS % % % % % DISCOUNTED 39.41 39.41 0.05902774 0.05902774 Year AVERAGE PRICESESTIMATED 8/8THS PRODUCTION COMPANY NET PRODUCTION Number Oil/Cond. Plt Prod. GasOil/Cond.GasPlant ProductsOil/Cond. Plant Products Sales Gas (A) of Wells ($/bbl) ($/bbl) ($/Mcf) (Barrels)(MMcf) (Barrels) (Barrels) (Barrels) (MMcf) 0 0 0 0 0 0 0.00 0.00 0.00 02021 0 0 0 0 0 0 0.00 0.00 0.00 02022 0 0 0 0 0 0 0.00 0.00 0.00 02023 0 0 0 0 0 0 0.00 0.00 0.00 02024 0 0 0 0 0 0 0.00 0.00 0.00 02025 0 0 0 0 0 0 0.00 0.00 0.00 02026 0 0 0 0 0 0 0.00 0.00 0.00 02027 0 0 0 0 0 0 0.00 0.00 0.00 02028 0 0 0 0 0 0 0.00 0.00 0.00 02029 0 0 0 0 0 0 0.00 0.00 0.00 02030 12,945 924 26 764 55 1 39.41 14.33 1.94 12031 26,755 1,911 55 1,579 113 3 39.41 14.33 1.94 12032 0 Sub-Total Remainder Total Future 39,700 2,835 81 2,343 167 4 39.41 14.33 1.94 39,700 2,835 81 2,343 167 4 39.41 14.33 1.94 0 0 0 0 0 0 0.00 0.00 0.00 Cumulative Ultimate 0 0 39,700 2,835 81 (A) NET GAS VOLUMES ACCOUNT FOR SURFACE LOSSES, SHRINKAGE = 20.00% COMPANY FUTURE GROSS REVENUE (FGR) - $ PRODUCTION TAXES - $ FGR AFTER From From From Oil/ Plant Prod./ PRODUCTION TAXES - $OtherCondensateOtherPlant ProductsYear TotalOil/Condensate Gas Gas 0 0 0 0 0 0 0 0 02021 0 0 0 0 0 0 0 0 02022 0 0 0 0 0 0 0 0 02023 0 0 0 0 0 0 0 0 02024 0 0 0 0 0 0 0 0 02025 0 0 0 0 0 0 0 0 02026 0 0 0 0 0 0 0 0 02027 0 0 0 0 0 0 0 0 02028 0 0 0 0 0 0 0 0 02029 0 0 0 0 0 0 0 0 02030 33,312 30,111 782 2,419 0 0 0 33,312 02031 68,848 62,233 1,616 4,999 0 0 0 68,848 02032 Remainder Total Future Sub-Total 92,344 7,417 2,398 0 102,160 0 0 102,160 92,344 102,160 2,398 7,417 0 0 0 0 0 0 0 0 0 0 0 102,160 0 0 0 DEDUCTIONS - $ FUTURE NET INCOME BEFORE TAXES - $ Operating Ad Valorem Development DiscountedUndiscounted Year Costs Taxes Costs Other Total Annual Cumulative @ 10.00% 0 0 0 0 0 0 0 02021 0 0 0 0 0 0 0 02022 0 0 0 0 0 0 0 02023 0 0 0 0 0 0 0 02024 0 0 0 0 0 0 0 02025 0 0 0 0 0 0 0 02026 0 0 0 0 0 0 0 02027 0 0 0 0 0 0 0 02028 0 0 0 0 0 0 0 02029 0 0 0 0 0 0 0 02030 19,053 0 17,708 708 636 14,259 4,991 14,2592031 4,502 0 0 3,187 1,315 64,346 21,960 78,6052032 Remainder Total Future Sub-Total 3,896 23,555 0 17,708 1,951 78,605 26,951 3,896 0 17,708 1,951 23,555 26,951 78,605 0 0 0 0 0 0 0 78,605 Life of evaluation is: 11.75 years. These data are part of a Ryder Scott report and are subject to the conditions in the text of the report.

BEHIND PIPE PROVED APACHE CORPORATION ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS SHELL OFFSHORE VENTURE (SEC CASE) AS OF DECEMBER 31, 2020 TABLE 34 SOUTH TIMBALIER 295, OFFSHORE LA FIELDWOOD ENERGY LLC - OPERATOR ST 295 OCS 05646 #A-16 ST (BP4) (K16) OIL LEASE 0.07083330 0.07083330 25.00 20.00 15.00 10.00 5.00 1.94 1.94 14.33 14.33 0.05902774 0.05902774 0.05902770 0.05902770 RECOMPLETION COST SHOWN AS DEVELOPMENT COST. 30,204 49,833 84,006 144,973 256,682 REVENUE INTEREST PRODUCT PRICES Expense Oil/ Plant Oil/Cond Plt. Prod. Gas FUTURE NET INCOME - $ Interest Condensate Products Gas ($/bbl) ($/bbl) ($/Mcf) COMPOUNDED MONTHLY INITIAL FINAL REMARKS % % % % % DISCOUNTED 39.41 39.41 0.05902773 0.05902774 Year AVERAGE PRICESESTIMATED 8/8THS PRODUCTION COMPANY NET PRODUCTION Number Oil/Cond. Plt Prod. GasOil/Cond.GasPlant ProductsOil/Cond. Plant Products Sales Gas (A) of Wells ($/bbl) ($/bbl) ($/Mcf) (Barrels)(MMcf) (Barrels) (Barrels) (Barrels) (MMcf) 0 0 0 0 0 0 0.00 0.00 0.00 02021 0 0 0 0 0 0 0.00 0.00 0.00 02022 0 0 0 0 0 0 0.00 0.00 0.00 02023 0 0 0 0 0 0 0.00 0.00 0.00 02024 0 0 0 0 0 0 0.00 0.00 0.00 02025 0 0 0 0 0 0 0.00 0.00 0.00 02026 0 0 0 0 0 0 0.00 0.00 0.00 02027 0 0 0 0 0 0 0.00 0.00 0.00 02028 0 0 0 0 0 0 0.00 0.00 0.00 02029 0 0 0 0 0 0 0.00 0.00 0.00 02030 0 0 0 0 0 0 0.00 0.00 0.00 02031 54,241 5,654 162 3,202 334 8 39.41 14.33 1.94 12032 133,301 13,895 397 7,868 820 19 39.41 14.33 1.94 12033 0 Sub-Total Remainder Total Future 187,542 19,549 559 11,070 1,154 26 39.41 14.33 1.94 187,542 19,549 559 11,070 1,154 26 39.41 14.33 1.94 0 0 0 0 0 0 0.00 0.00 0.00 Cumulative Ultimate 0 0 187,542 19,549 559 (A) NET GAS VOLUMES ACCOUNT FOR SURFACE LOSSES, SHRINKAGE = 20.00% COMPANY FUTURE GROSS REVENUE (FGR) - $ PRODUCTION TAXES - $ FGR AFTER From From From Oil/ Plant Prod./ PRODUCTION TAXES - $OtherCondensateOtherPlant ProductsYear TotalOil/Condensate Gas Gas 0 0 0 0 0 0 0 0 02021 0 0 0 0 0 0 0 0 02022 0 0 0 0 0 0 0 0 02023 0 0 0 0 0 0 0 0 02024 0 0 0 0 0 0 0 0 02025 0 0 0 0 0 0 0 0 02026 0 0 0 0 0 0 0 0 02027 0 0 0 0 0 0 0 0 02028 0 0 0 0 0 0 0 0 02029 0 0 0 0 0 0 0 0 02030 0 0 0 0 0 0 0 0 02031 145,742 126,167 4,783 14,792 0 0 0 145,742 02032 358,171 310,063 11,755 36,353 0 0 0 358,171 02033 Remainder Total Future Sub-Total 436,230 51,145 16,538 0 503,914 0 0 503,914 436,230 503,914 16,538 51,145 0 0 0 0 0 0 0 0 0 0 0 503,914 0 0 0 DEDUCTIONS - $ FUTURE NET INCOME BEFORE TAXES - $ Operating Ad Valorem Development DiscountedUndiscounted Year Costs Taxes Costs Other Total Annual Cumulative @ 10.00% 0 0 0 0 0 0 0 02021 0 0 0 0 0 0 0 02022 0 0 0 0 0 0 0 02023 0 0 0 0 0 0 0 02024 0 0 0 0 0 0 0 02025 0 0 0 0 0 0 0 02026 0 0 0 0 0 0 0 02027 0 0 0 0 0 0 0 02028 0 0 0 0 0 0 0 02029 0 0 0 0 0 0 0 02030 0 0 0 0 0 0 0 02031 22,661 0 17,708 1,062 3,890 123,081 39,637 123,0812032 13,811 0 0 4,250 9,561 344,360 105,336 467,4412033 Remainder Total Future Sub-Total 5,312 36,472 0 17,708 13,451 467,441 144,973 5,312 0 17,708 13,451 36,472 144,973 467,441 0 0 0 0 0 0 0 467,441 Life of evaluation is: 13.00 years. These data are part of a Ryder Scott report and are subject to the conditions in the text of the report.

BEHIND PIPE PROVED APACHE CORPORATION ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS SHELL OFFSHORE VENTURE (SEC CASE) AS OF DECEMBER 31, 2020 TABLE 35 SOUTH TIMBALIER 295, OFFSHORE LA FIELDWOOD ENERGY LLC - OPERATOR ST 295 OCS 05646 #A-16 ST (BP5) (J4) OIL LEASE 0.00000000 0.00000000 25.00 20.00 15.00 10.00 5.00 NO RESERVES ASSIGNED. RECOMPLETION OCCURS AFTER FIELD ECONOMIC LIFE. 0 0 0 0 0 REVENUE INTEREST PRODUCT PRICES Expense Oil/ Plant Oil/Cond Plt. Prod. Gas FUTURE NET INCOME - $ Interest Condensate Products Gas ($/bbl) ($/bbl) ($/Mcf) COMPOUNDED MONTHLY INITIAL FINAL REMARKS % % % % % DISCOUNTED Year AVERAGE PRICESESTIMATED 8/8THS PRODUCTION COMPANY NET PRODUCTION Number Oil/Cond. Plt Prod. GasOil/Cond.GasPlant ProductsOil/Cond. Plant Products Sales Gas (A) of Wells ($/bbl) ($/bbl) ($/Mcf) (Barrels)(MMcf) (Barrels) (Barrels) (Barrels) (MMcf) 0 Sub-Total Remainder Total Future 0 0 0 0 0 0 0.00 0.00 0.00 0 0 0 0 0 0 0.00 0.00 0.00 0 0 0 0 0 0 0.00 0.00 0.00 Cumulative Ultimate 0 0 0 0 0 (A) NET GAS VOLUMES ACCOUNT FOR SURFACE LOSSES, SHRINKAGE = 20.00% COMPANY FUTURE GROSS REVENUE (FGR) - $ PRODUCTION TAXES - $ FGR AFTER From From From Oil/ Plant Prod./ PRODUCTION TAXES - $OtherCondensateOtherPlant ProductsYear TotalOil/Condensate Gas Gas Remainder Total Future Sub-Total 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 DEDUCTIONS - $ FUTURE NET INCOME BEFORE TAXES - $ Operating Ad Valorem Development DiscountedUndiscounted Year Costs Taxes Costs Other Total Annual Cumulative @ 10.00 % Remainder Total Future Sub-Total 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 Life of evaluation is: 0.00 years. These data are part of a Ryder Scott report and are subject to the conditions in the text of the report.

PRODUCING PROVED APACHE CORPORATION ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS SHELL OFFSHORE VENTURE (SEC CASE) AS OF DECEMBER 31, 2020 TABLE 36 SOUTH TIMBALIER 295, OFFSHORE LA FIELDWOOD ENERGY LLC - OPERATOR ST 295 OCS 05646 #A-21 ST2 (K-16 RF) OIL LEASE 0.07083330 0.07083330 25.00 20.00 15.00 10.00 5.00 1.94 1.94 14.33 14.33 0.05902774 0.36430764 0.05902770 0.05902770 81,368 86,438 92,270 99,031 106,943 REVENUE INTEREST PRODUCT PRICES Expense Oil/ Plant Oil/Cond Plt. Prod. Gas FUTURE NET INCOME - $ Interest Condensate Products Gas ($/bbl) ($/bbl) ($/Mcf) COMPOUNDED MONTHLY INITIAL FINAL REMARKS % % % % % DISCOUNTED 39.41 39.41 0.05902774 0.32382900 Year AVERAGE PRICESESTIMATED 8/8THS PRODUCTION COMPANY NET PRODUCTION Number Oil/Cond. Plt Prod. GasOil/Cond.GasPlant ProductsOil/Cond. Plant Products Sales Gas (A) of Wells ($/bbl) ($/bbl) ($/Mcf) (Barrels)(MMcf) (Barrels) (Barrels) (Barrels) (MMcf) 16,116 2,804 39 951 166 2 39.41 14.33 1.94 12021 12,967 2,256 31 765 133 2 39.41 14.33 1.94 12022 10,433 1,815 25 616 107 1 39.41 14.33 1.94 12023 8,394 1,461 20 496 86 1 39.41 14.33 1.94 12024 1,829 318 4 108 19 0 39.41 14.33 1.94 12025 1,236 Sub-Total Remainder Total Future 49,739 8,655 119 2,936 511 6 39.41 14.33 1.94 49,739 8,655 119 2,936 511 6 39.41 14.33 1.94 0 0 0 0 0 0 0.00 0.00 0.00 Cumulative Ultimate 341,450 0 391,189 8,655 1,355 (A) NET GAS VOLUMES ACCOUNT FOR SURFACE LOSSES, SHRINKAGE = 17.00% COMPANY FUTURE GROSS REVENUE (FGR) - $ PRODUCTION TAXES - $ FGR AFTER From From From Oil/ Plant Prod./ PRODUCTION TAXES - $OtherCondensateOtherPlant ProductsYear TotalOil/Condensate Gas Gas 43,533 37,486 2,372 3,675 0 0 0 43,533 02021 35,027 30,161 1,909 2,957 0 0 0 35,027 02022 28,182 24,268 1,536 2,379 0 0 0 28,182 02023 22,675 19,526 1,236 1,914 0 0 0 22,675 02024 4,939 4,253 269 417 0 0 0 4,939 02025 Remainder Total Future Sub-Total 115,694 11,341 7,322 0 134,357 0 0 134,357 115,694 134,357 7,322 11,341 0 0 0 0 0 0 0 0 0 0 0 134,357 0 0 0 DEDUCTIONS - $ FUTURE NET INCOME BEFORE TAXES - $ Operating Ad Valorem Development DiscountedUndiscounted Year Costs Taxes Costs Other Total Annual Cumulative @ 10.00% 4,250 0 0 4,250 0 39,283 37,540 39,2832021 4,250 0 0 4,250 0 30,777 26,739 70,0602022 4,250 0 0 4,250 0 23,932 18,904 93,9922023 4,250 0 0 4,250 0 18,425 13,232 112,4172024 1,062 0 0 1,062 0 3,877 2,617 116,2942025 Remainder Total Future Sub-Total 18,062 18,062 0 0 0 116,294 99,031 18,062 0 0 0 18,062 99,031 116,294 0 0 0 0 0 0 0 116,294 Life of evaluation is: 4.25 years. These data are part of a Ryder Scott report and are subject to the conditions in the text of the report.

BEHIND PIPE PROVED APACHE CORPORATION ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS SHELL OFFSHORE VENTURE (SEC CASE) AS OF DECEMBER 31, 2020 TABLE 37 SOUTH TIMBALIER 295, OFFSHORE LA FIELDWOOD ENERGY LLC - OPERATOR ST 295 OCS 05646 #A-21 ST2 (PDNP) (K40) OIL LEASE 0.07083330 0.07083330 25.00 20.00 15.00 10.00 5.00 1.94 1.94 14.33 14.33 0.05902774 0.05902774 0.05902770 0.05902770 RECOMPLETION COST SHOWN AS DEVELOPMENT COST. 45,246 56,750 72,021 92,599 120,791 REVENUE INTEREST PRODUCT PRICES Expense Oil/ Plant Oil/Cond Plt. Prod. Gas FUTURE NET INCOME - $ Interest Condensate Products Gas ($/bbl) ($/bbl) ($/Mcf) COMPOUNDED MONTHLY INITIAL FINAL REMARKS % % % % % DISCOUNTED 39.41 39.41 0.05902774 0.05902774 Year AVERAGE PRICESESTIMATED 8/8THS PRODUCTION COMPANY NET PRODUCTION Number Oil/Cond. Plt Prod. GasOil/Cond.GasPlant ProductsOil/Cond. Plant Products Sales Gas (A) of Wells ($/bbl) ($/bbl) ($/Mcf) (Barrels)(MMcf) (Barrels) (Barrels) (Barrels) (MMcf) 0 0 0 0 0 0 0.00 0.00 0.00 02021 0 0 0 0 0 0 0.00 0.00 0.00 02022 0 0 0 0 0 0 0.00 0.00 0.00 02023 0 0 0 0 0 0 0.00 0.00 0.00 02024 22,807 1,996 57 1,346 118 3 39.41 14.33 1.94 12025 20,771 1,817 52 1,226 107 2 39.41 14.33 1.94 12026 13,382 1,171 33 790 69 2 39.41 14.33 1.94 12027 8,621 754 22 509 45 1 39.41 14.33 1.94 12028 5,554 486 14 328 29 1 39.41 14.33 1.94 12029 855 75 2 50 4 0 39.41 14.33 1.94 12030 71 Sub-Total Remainder Total Future 71,991 6,299 180 4,249 372 8 39.41 14.33 1.94 71,991 6,299 180 4,249 372 8 39.41 14.33 1.94 0 0 0 0 0 0 0.00 0.00 0.00 Cumulative Ultimate 32,455 0 104,446 6,299 251 (A) NET GAS VOLUMES ACCOUNT FOR SURFACE LOSSES, SHRINKAGE = 20.00% COMPANY FUTURE GROSS REVENUE (FGR) - $ PRODUCTION TAXES - $ FGR AFTER From From From Oil/ Plant Prod./ PRODUCTION TAXES - $OtherCondensateOtherPlant ProductsYear TotalOil/Condensate Gas Gas 0 0 0 0 0 0 0 0 02021 0 0 0 0 0 0 0 0 02022 0 0 0 0 0 0 0 0 02023 0 0 0 0 0 0 0 0 02024 59,959 53,050 1,688 5,221 0 0 0 59,959 02025 54,607 48,314 1,538 4,755 0 0 0 54,607 02026 35,181 31,127 991 3,063 0 0 0 35,181 02027 22,666 20,054 638 1,974 0 0 0 22,666 02028 14,602 12,920 411 1,272 0 0 0 14,602 02029 2,249 1,990 63 196 0 0 0 2,249 02030 Remainder Total Future Sub-Total 167,454 16,481 5,329 0 189,264 0 0 189,264 167,454 189,264 5,329 16,481 0 0 0 0 0 0 0 0 0 0 0 189,264 0 0 0 DEDUCTIONS - $ FUTURE NET INCOME BEFORE TAXES - $ Operating Ad Valorem Development DiscountedUndiscounted Year Costs Taxes Costs Other Total Annual Cumulative @ 10.00% 0 0 0 0 0 0 0 02021 0 0 0 0 0 0 0 02022 0 0 0 0 0 0 0 02023 0 0 0 0 0 0 0 02024 8,102 0 3,542 3,187 1,373 51,857 33,368 51,8572025 5,501 0 0 4,250 1,251 49,106 29,192 100,9632026 5,056 0 0 4,250 806 30,125 16,284 131,0892027 4,769 0 0 4,250 519 17,896 8,797 148,9852028 4,584 0 0 4,250 334 10,018 4,480 159,0032029 1,114 0 0 1,062 52 1,135 477 160,1382030 Remainder Total Future Sub-Total 21,250 29,126 0 3,542 4,334 160,138 92,599 21,250 0 3,542 4,334 29,126 92,599 160,138 0 0 0 0 0 0 0 160,138 Life of evaluation is: 9.25 years. These data are part of a Ryder Scott report and are subject to the conditions in the text of the report.

PRODUCING PROVED APACHE CORPORATION ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS SHELL OFFSHORE VENTURE (SEC CASE) AS OF DECEMBER 31, 2020 TABLE 38 SOUTH TIMBALIER 295, OFFSHORE LA FIELDWOOD ENERGY LLC - OPERATOR ST 295 OCS 05646 #A-22 ST3 (K8) OIL LEASE 0.07083330 0.07083330 25.00 20.00 15.00 10.00 5.00 1.94 1.94 14.33 14.33 0.05902774 0.03737285 0.05902770 0.05902770 200,826 213,653 228,604 246,212 267,194 REVENUE INTEREST PRODUCT PRICES Expense Oil/ Plant Oil/Cond Plt. Prod. Gas FUTURE NET INCOME - $ Interest Condensate Products Gas ($/bbl) ($/bbl) ($/Mcf) COMPOUNDED MONTHLY INITIAL FINAL REMARKS % % % % % DISCOUNTED 39.41 39.41 0.05902774 0.05777314 Year AVERAGE PRICESESTIMATED 8/8THS PRODUCTION COMPANY NET PRODUCTION Number Oil/Cond. Plt Prod. GasOil/Cond.GasPlant ProductsOil/Cond. Plant Products Sales Gas (A) of Wells ($/bbl) ($/bbl) ($/Mcf) (Barrels)(MMcf) (Barrels) (Barrels) (Barrels) (MMcf) 43,796 1,900 54 2,585 112 3 39.41 14.33 1.94 12021 31,035 1,346 38 1,832 79 2 39.41 14.33 1.94 12022 21,992 954 27 1,298 56 1 39.41 14.33 1.94 12023 15,584 676 19 920 40 1 39.41 14.33 1.94 12024 11,043 479 14 652 28 1 39.41 14.33 1.94 12025 6,114 265 8 361 16 0 39.41 14.33 1.94 12026 4,049 Sub-Total Remainder Total Future 129,565 5,619 161 7,648 332 8 39.41 14.33 1.94 129,565 5,619 161 7,648 332 8 39.41 14.33 1.94 0 0 0 0 0 0 0.00 0.00 0.00 Cumulative Ultimate 1,849,328 0 1,978,892 5,619 4,209 (A) NET GAS VOLUMES ACCOUNT FOR SURFACE LOSSES, SHRINKAGE = 20.00% COMPANY FUTURE GROSS REVENUE (FGR) - $ PRODUCTION TAXES - $ FGR AFTER From From From Oil/ Plant Prod./ PRODUCTION TAXES - $OtherCondensateOtherPlant ProductsYear TotalOil/Condensate Gas Gas 108,448 101,872 1,607 4,970 0 0 0 108,448 02021 76,849 72,189 1,139 3,521 0 0 0 76,849 02022 54,456 51,155 807 2,495 0 0 0 54,456 02023 38,589 36,249 572 1,768 0 0 0 38,589 02024 27,345 25,687 405 1,253 0 0 0 27,345 02025 15,139 14,222 224 693 0 0 0 15,139 02026 Remainder Total Future Sub-Total 301,373 14,700 4,753 0 320,826 0 0 320,826 301,373 320,826 4,753 14,700 0 0 0 0 0 0 0 0 0 0 0 320,826 0 0 0 DEDUCTIONS - $ FUTURE NET INCOME BEFORE TAXES - $ Operating Ad Valorem Development DiscountedUndiscounted Year Costs Taxes Costs Other Total Annual Cumulative @ 10.00% 5,557 0 0 4,250 1,307 102,891 98,417 102,8912021 5,176 0 0 4,250 926 71,672 62,326 174,5642022 4,906 0 0 4,250 656 49,550 39,175 224,1142023 4,715 0 0 4,250 465 33,874 24,349 257,9882024 4,579 0 0 4,250 329 22,765 14,879 280,7532025 3,370 0 0 3,187 182 11,770 7,066 292,5232026 Remainder Total Future Sub-Total 24,437 28,304 0 0 3,866 292,523 246,212 24,437 0 0 3,866 28,304 246,212 292,523 0 0 0 0 0 0 0 292,523 Life of evaluation is: 5.75 years. These data are part of a Ryder Scott report and are subject to the conditions in the text of the report.

BEHIND PIPE PROVED APACHE CORPORATION ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS SHELL OFFSHORE VENTURE (SEC CASE) AS OF DECEMBER 31, 2020 TABLE 39 SOUTH TIMBALIER 295, OFFSHORE LA FIELDWOOD ENERGY LLC - OPERATOR ST 295 OCS 05646 #A-22 ST3 (BP1) (K) OIL LEASE 0.07083330 0.07083330 25.00 20.00 15.00 10.00 5.00 1.94 1.94 14.33 14.33 0.05902774 0.05902774 0.05902770 0.05902770 RECOMPLETION COST SHOWN AS DEVELOPMENT COST. 511,087 691,794 952,149 1,335,209 1,912,235 REVENUE INTEREST PRODUCT PRICES Expense Oil/ Plant Oil/Cond Plt. Prod. Gas FUTURE NET INCOME - $ Interest Condensate Products Gas ($/bbl) ($/bbl) ($/Mcf) COMPOUNDED MONTHLY INITIAL FINAL REMARKS % % % % % DISCOUNTED 39.41 39.41 0.05902774 0.05902774 Year AVERAGE PRICESESTIMATED 8/8THS PRODUCTION COMPANY NET PRODUCTION Number Oil/Cond. Plt Prod. GasOil/Cond.GasPlant ProductsOil/Cond. Plant Products Sales Gas (A) of Wells ($/bbl) ($/bbl) ($/Mcf) (Barrels)(MMcf) (Barrels) (Barrels) (Barrels) (MMcf) 0 0 0 0 0 0 0.00 0.00 0.00 02021 0 0 0 0 0 0 0.00 0.00 0.00 02022 0 0 0 0 0 0 0.00 0.00 0.00 02023 0 0 0 0 0 0 0.00 0.00 0.00 02024 0 0 0 0 0 0 0.00 0.00 0.00 02025 114,336 8,829 252 6,749 521 12 39.41 14.33 1.94 12026 360,560 27,842 795 21,283 1,643 38 39.41 14.33 1.94 12027 244,135 18,852 539 14,411 1,113 25 39.41 14.33 1.94 12028 165,303 12,765 365 9,757 753 17 39.41 14.33 1.94 12029 111,926 8,643 247 6,607 510 12 39.41 14.33 1.94 12030 75,785 5,852 167 4,473 345 8 39.41 14.33 1.94 12031 51,314 3,962 113 3,029 234 5 39.41 14.33 1.94 12032 34,745 2,683 77 2,051 158 4 39.41 14.33 1.94 12033 0 Sub-Total Remainder Total Future 1,158,105 89,429 2,555 68,360 5,279 121 39.41 14.33 1.94 1,158,105 89,429 2,555 68,360 5,279 121 39.41 14.33 1.94 0 0 0 0 0 0 0.00 0.00 0.00 Cumulative Ultimate 0 0 1,158,105 89,429 2,555 (A) NET GAS VOLUMES ACCOUNT FOR SURFACE LOSSES, SHRINKAGE = 20.00% COMPANY FUTURE GROSS REVENUE (FGR) - $ PRODUCTION TAXES - $ FGR AFTER From From From Oil/ Plant Prod./ PRODUCTION TAXES - $OtherCondensateOtherPlant ProductsYear TotalOil/Condensate Gas Gas 0 0 0 0 0 0 0 0 02021 0 0 0 0 0 0 0 0 02022 0 0 0 0 0 0 0 0 02023 0 0 0 0 0 0 0 0 02024 0 0 0 0 0 0 0 0 02025 296,520 265,952 7,469 23,099 0 0 0 296,520 02026 935,078 838,680 23,554 72,844 0 0 0 935,078 02027 633,140 567,869 15,949 49,322 0 0 0 633,140 02028 428,698 384,503 10,799 33,396 0 0 0 428,698 02029 290,270 260,346 7,312 22,612 0 0 0 290,270 02030 196,541 176,280 4,951 15,311 0 0 0 196,541 02031 133,078 119,359 3,352 10,367 0 0 0 133,078 02032 90,107 80,818 2,270 7,019 0 0 0 90,107 02033 Remainder Total Future Sub-Total 2,693,806 233,970 75,655 0 3,003,432 0 0 3,003,432 2,693,806 3,003,432 75,655 233,970 0 0 0 0 0 0 0 0 0 0 0 3,003,432 0 0 0 DEDUCTIONS - $ FUTURE NET INCOME BEFORE TAXES - $ Operating Ad Valorem Development DiscountedUndiscounted Year Costs Taxes Costs Other Total Annual Cumulative @ 10.00% 0 0 0 0 0 0 0 02021 0 0 0 0 0 0 0 02022 0 0 0 0 0 0 0 02023 0 0 0 0 0 0 0 02024 0 0 0 0 0 0 0 02025 113,388 0 106,250 1,062 6,075 183,133 103,917 183,1332026 23,408 0 0 4,250 19,158 911,670 492,363 1,094,8032027 17,222 0 0 4,250 12,972 615,918 302,399 1,710,7202028 13,033 0 0 4,250 8,783 415,664 185,529 2,126,3842029 10,197 0 0 4,250 5,947 280,073 113,646 2,406,4582030 8,277 0 0 4,250 4,027 188,265 69,450 2,594,7222031 6,977 0 0 4,250 2,727 126,101 42,290 2,720,8232032 6,096 0 0 4,250 1,846 84,011 25,615 2,804,8342033 Remainder Total Future Sub-Total 30,812 198,598 0 106,250 61,535 2,804,834 1,335,209 30,812 0 106,250 61,535 198,598 1,335,209 2,804,834 0 0 0 0 0 0 0 2,804,834 Life of evaluation is: 13.00 years. These data are part of a Ryder Scott report and are subject to the conditions in the text of the report.

BEHIND PIPE PROVED APACHE CORPORATION ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS SHELL OFFSHORE VENTURE (SEC CASE) AS OF DECEMBER 31, 2020 TABLE 40 SOUTH TIMBALIER 295, OFFSHORE LA FIELDWOOD ENERGY LLC - OPERATOR ST 295 OCS 05646 #A-22 ST3 (BP2) (J4) OIL LEASE 0.00000000 0.00000000 25.00 20.00 15.00 10.00 5.00 RECOMPLETION COST OCCURS AFTER ECONOMIC LIFE. 0 0 0 0 0 REVENUE INTEREST PRODUCT PRICES Expense Oil/ Plant Oil/Cond Plt. Prod. Gas FUTURE NET INCOME - $ Interest Condensate Products Gas ($/bbl) ($/bbl) ($/Mcf) COMPOUNDED MONTHLY INITIAL FINAL REMARKS % % % % % DISCOUNTED Year AVERAGE PRICESESTIMATED 8/8THS PRODUCTION COMPANY NET PRODUCTION Number Oil/Cond. Plt Prod. GasOil/Cond.GasPlant ProductsOil/Cond. Plant Products Sales Gas (A) of Wells ($/bbl) ($/bbl) ($/Mcf) (Barrels)(MMcf) (Barrels) (Barrels) (Barrels) (MMcf) 0 Sub-Total Remainder Total Future 0 0 0 0 0 0 0.00 0.00 0.00 0 0 0 0 0 0 0.00 0.00 0.00 0 0 0 0 0 0 0.00 0.00 0.00 Cumulative Ultimate 0 0 0 0 0 (A) NET GAS VOLUMES ACCOUNT FOR SURFACE LOSSES, SHRINKAGE = 20.00% COMPANY FUTURE GROSS REVENUE (FGR) - $ PRODUCTION TAXES - $ FGR AFTER From From From Oil/ Plant Prod./ PRODUCTION TAXES - $OtherCondensateOtherPlant ProductsYear TotalOil/Condensate Gas Gas Remainder Total Future Sub-Total 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 DEDUCTIONS - $ FUTURE NET INCOME BEFORE TAXES - $ Operating Ad Valorem Development DiscountedUndiscounted Year Costs Taxes Costs Other Total Annual Cumulative @ 10.00 % Remainder Total Future Sub-Total 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 Life of evaluation is: 0.00 years. These data are part of a Ryder Scott report and are subject to the conditions in the text of the report.

BEHIND PIPE PROVED APACHE CORPORATION ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS SHELL OFFSHORE VENTURE (SEC CASE) AS OF DECEMBER 31, 2020 TABLE 41 SOUTH TIMBALIER 295, OFFSHORE LA FIELDWOOD ENERGY LLC - OPERATOR ST 295 OCS 05646 #A-22 ST3 (BP3) (J3) OIL LEASE 0.00000000 0.00000000 25.00 20.00 15.00 10.00 5.00 RECOMPLETION COST OCCURS AFTER ECONOMIC LIFE. 0 0 0 0 0 REVENUE INTEREST PRODUCT PRICES Expense Oil/ Plant Oil/Cond Plt. Prod. Gas FUTURE NET INCOME - $ Interest Condensate Products Gas ($/bbl) ($/bbl) ($/Mcf) COMPOUNDED MONTHLY INITIAL FINAL REMARKS % % % % % DISCOUNTED Year AVERAGE PRICESESTIMATED 8/8THS PRODUCTION COMPANY NET PRODUCTION Number Oil/Cond. Plt Prod. GasOil/Cond.GasPlant ProductsOil/Cond. Plant Products Sales Gas (A) of Wells ($/bbl) ($/bbl) ($/Mcf) (Barrels)(MMcf) (Barrels) (Barrels) (Barrels) (MMcf) 0 Sub-Total Remainder Total Future 0 0 0 0 0 0 0.00 0.00 0.00 0 0 0 0 0 0 0.00 0.00 0.00 0 0 0 0 0 0 0.00 0.00 0.00 Cumulative Ultimate 0 0 0 0 0 (A) NET GAS VOLUMES ACCOUNT FOR SURFACE LOSSES, SHRINKAGE = 20.00% COMPANY FUTURE GROSS REVENUE (FGR) - $ PRODUCTION TAXES - $ FGR AFTER From From From Oil/ Plant Prod./ PRODUCTION TAXES - $OtherCondensateOtherPlant ProductsYear TotalOil/Condensate Gas Gas Remainder Total Future Sub-Total 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 DEDUCTIONS - $ FUTURE NET INCOME BEFORE TAXES - $ Operating Ad Valorem Development DiscountedUndiscounted Year Costs Taxes Costs Other Total Annual Cumulative @ 10.00 % Remainder Total Future Sub-Total 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 Life of evaluation is: 0.00 years. These data are part of a Ryder Scott report and are subject to the conditions in the text of the report.

BEHIND PIPE PROVED APACHE CORPORATION ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS SHELL OFFSHORE VENTURE (SEC CASE) AS OF DECEMBER 31, 2020 TABLE 42 SOUTH TIMBALIER 295, OFFSHORE LA FIELDWOOD ENERGY LLC - OPERATOR ST 295 OCS 05646 #A-22 ST3 (BP4) (I) OIL LEASE 0.00000000 0.00000000 25.00 20.00 15.00 10.00 5.00 RECOMPLETION OCCURS AFTER FIELD ECONOMIC LIFE. 0 0 0 0 0 REVENUE INTEREST PRODUCT PRICES Expense Oil/ Plant Oil/Cond Plt. Prod. Gas FUTURE NET INCOME - $ Interest Condensate Products Gas ($/bbl) ($/bbl) ($/Mcf) COMPOUNDED MONTHLY INITIAL FINAL REMARKS % % % % % DISCOUNTED Year AVERAGE PRICESESTIMATED 8/8THS PRODUCTION COMPANY NET PRODUCTION Number Oil/Cond. Plt Prod. GasOil/Cond.GasPlant ProductsOil/Cond. Plant Products Sales Gas (A) of Wells ($/bbl) ($/bbl) ($/Mcf) (Barrels)(MMcf) (Barrels) (Barrels) (Barrels) (MMcf) 0 Sub-Total Remainder Total Future 0 0 0 0 0 0 0.00 0.00 0.00 0 0 0 0 0 0 0.00 0.00 0.00 0 0 0 0 0 0 0.00 0.00 0.00 Cumulative Ultimate 0 0 0 0 0 (A) NET GAS VOLUMES ACCOUNT FOR SURFACE LOSSES, SHRINKAGE = 20.00% COMPANY FUTURE GROSS REVENUE (FGR) - $ PRODUCTION TAXES - $ FGR AFTER From From From Oil/ Plant Prod./ PRODUCTION TAXES - $OtherCondensateOtherPlant ProductsYear TotalOil/Condensate Gas Gas Remainder Total Future Sub-Total 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 DEDUCTIONS - $ FUTURE NET INCOME BEFORE TAXES - $ Operating Ad Valorem Development DiscountedUndiscounted Year Costs Taxes Costs Other Total Annual Cumulative @ 10.00 % Remainder Total Future Sub-Total 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 Life of evaluation is: 0.00 years. These data are part of a Ryder Scott report and are subject to the conditions in the text of the report.

PRODUCING PROVED APACHE CORPORATION ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS SHELL OFFSHORE VENTURE (SEC CASE) AS OF DECEMBER 31, 2020 TABLE 43 SOUTH TIMBALIER 295, OFFSHORE LA FIELDWOOD ENERGY LLC - OPERATOR ST 295 OCS 05646 #A-25 (K8) OIL LEASE 0.07083331 0.07083330 25.00 20.00 15.00 10.00 5.00 1.94 1.94 14.33 14.33 0.05902774 0.05225792 0.05902770 0.05902770 6,934 7,105 7,290 7,491 7,709 REVENUE INTEREST PRODUCT PRICES Expense Oil/ Plant Oil/Cond Plt. Prod. Gas FUTURE NET INCOME - $ Interest Condensate Products Gas ($/bbl) ($/bbl) ($/Mcf) COMPOUNDED MONTHLY INITIAL FINAL REMARKS % % % % % DISCOUNTED 39.41 39.41 0.05902774 0.07248242 Year AVERAGE PRICESESTIMATED 8/8THS PRODUCTION COMPANY NET PRODUCTION Number Oil/Cond. Plt Prod. GasOil/Cond.GasPlant ProductsOil/Cond. Plant Products Sales Gas (A) of Wells ($/bbl) ($/bbl) ($/Mcf) (Barrels)(MMcf) (Barrels) (Barrels) (Barrels) (MMcf) 4,075 357 10 241 21 0 39.41 14.33 1.94 12021 1,225 107 3 72 6 0 39.41 14.33 1.94 12022 3,477 Sub-Total Remainder Total Future 5,300 464 13 313 27 1 39.41 14.33 1.94 5,300 464 13 313 27 1 39.41 14.33 1.94 0 0 0 0 0 0 0.00 0.00 0.00 Cumulative Ultimate 946,580 0 951,880 464 3,490 (A) NET GAS VOLUMES ACCOUNT FOR SURFACE LOSSES, SHRINKAGE = 20.00% COMPANY FUTURE GROSS REVENUE (FGR) - $ PRODUCTION TAXES - $ FGR AFTER From From From Oil/ Plant Prod./ PRODUCTION TAXES - $OtherCondensateOtherPlant ProductsYear TotalOil/Condensate Gas Gas 10,713 9,478 302 933 0 0 0 10,713 02021 3,221 2,850 91 280 0 0 0 3,221 02022 Remainder Total Future Sub-Total 12,328 1,213 392 0 13,934 0 0 13,934 12,328 13,934 392 1,213 0 0 0 0 0 0 0 0 0 0 0 13,934 0 0 0 DEDUCTIONS - $ FUTURE NET INCOME BEFORE TAXES - $ Operating Ad Valorem Development DiscountedUndiscounted Year Costs Taxes Costs Other Total Annual Cumulative @ 10.00% 4,495 0 0 4,250 245 6,217 5,942 6,2172021 1,490 0 0 1,417 74 1,730 1,549 7,9482022 Remainder Total Future Sub-Total 5,667 5,986 0 0 319 7,948 7,491 5,667 0 0 319 5,986 7,491 7,948 0 0 0 0 0 0 0 7,948 Life of evaluation is: 1.33 years. These data are part of a Ryder Scott report and are subject to the conditions in the text of the report.

PRODUCING PROVED APACHE CORPORATION ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS SHELL OFFSHORE VENTURE (SEC CASE) AS OF DECEMBER 31, 2020 TABLE 44 SOUTH TIMBALIER 295, OFFSHORE LA FIELDWOOD ENERGY LLC - OPERATOR ST 295 OCS 05646 #A-27 (K8) OIL LEASE 0.07083330 0.07083330 25.00 20.00 15.00 10.00 5.00 1.94 1.94 14.33 14.33 0.05902774 0.07700463 0.05902770 0.05902770 28,225 29,759 31,502 33,496 35,796 REVENUE INTEREST PRODUCT PRICES Expense Oil/ Plant Oil/Cond Plt. Prod. Gas FUTURE NET INCOME - $ Interest Condensate Products Gas ($/bbl) ($/bbl) ($/Mcf) COMPOUNDED MONTHLY INITIAL FINAL REMARKS % % % % % DISCOUNTED 39.41 39.41 0.05902774 0.06783166 Year AVERAGE PRICESESTIMATED 8/8THS PRODUCTION COMPANY NET PRODUCTION Number Oil/Cond. Plt Prod. GasOil/Cond.GasPlant ProductsOil/Cond. Plant Products Sales Gas (A) of Wells ($/bbl) ($/bbl) ($/Mcf) (Barrels)(MMcf) (Barrels) (Barrels) (Barrels) (MMcf) 7,506 657 19 443 39 1 39.41 14.33 1.94 12021 5,981 523 15 353 31 1 39.41 14.33 1.94 12022 4,766 417 12 281 25 1 39.41 14.33 1.94 12023 2,927 256 7 173 15 0 39.41 14.33 1.94 12024 1,975 Sub-Total Remainder Total Future 21,181 1,853 53 1,250 109 3 39.41 14.33 1.94 21,181 1,853 53 1,250 109 3 39.41 14.33 1.94 0 0 0 0 0 0 0.00 0.00 0.00 Cumulative Ultimate 483,225 0 504,405 1,853 2,028 (A) NET GAS VOLUMES ACCOUNT FOR SURFACE LOSSES, SHRINKAGE = 20.00% COMPANY FUTURE GROSS REVENUE (FGR) - $ PRODUCTION TAXES - $ FGR AFTER From From From Oil/ Plant Prod./ PRODUCTION TAXES - $OtherCondensateOtherPlant ProductsYear TotalOil/Condensate Gas Gas 19,734 17,460 556 1,718 0 0 0 19,734 02021 15,724 13,912 443 1,369 0 0 0 15,724 02022 12,529 11,085 353 1,091 0 0 0 12,529 02023 7,696 6,809 217 670 0 0 0 7,696 02024 Remainder Total Future Sub-Total 49,267 4,849 1,568 0 55,683 0 0 55,683 49,267 55,683 1,568 4,849 0 0 0 0 0 0 0 0 0 0 0 55,683 0 0 0 DEDUCTIONS - $ FUTURE NET INCOME BEFORE TAXES - $ Operating Ad Valorem Development DiscountedUndiscounted Year Costs Taxes Costs Other Total Annual Cumulative @ 10.00% 4,702 0 0 4,250 452 15,032 14,371 15,0322021 4,610 0 0 4,250 360 11,114 9,661 26,1462022 4,537 0 0 4,250 287 7,992 6,317 34,1392023 3,364 0 0 3,187 176 4,332 3,147 38,4712024 Remainder Total Future Sub-Total 15,937 17,213 0 0 1,275 38,471 33,496 15,937 0 0 1,275 17,213 33,496 38,471 0 0 0 0 0 0 0 38,471 Life of evaluation is: 3.75 years. These data are part of a Ryder Scott report and are subject to the conditions in the text of the report.

PRODUCING PROVED APACHE CORPORATION ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS SHELL OFFSHORE VENTURE (SEC CASE) AS OF DECEMBER 31, 2020 TABLE 45 SOUTH TIMBALIER 295, OFFSHORE LA FIELDWOOD ENERGY LLC - OPERATOR ST 295 OCS 05646 #A-31 (J2) OIL LEASE 0.07083330 0.07083330 25.00 20.00 15.00 10.00 5.00 1.94 1.94 14.33 14.33 0.05902774 0.04618106 0.05902770 0.05902770 56,935 59,701 62,804 66,307 70,287 REVENUE INTEREST PRODUCT PRICES Expense Oil/ Plant Oil/Cond Plt. Prod. Gas FUTURE NET INCOME - $ Interest Condensate Products Gas ($/bbl) ($/bbl) ($/Mcf) COMPOUNDED MONTHLY INITIAL FINAL REMARKS % % % % % DISCOUNTED 39.41 39.41 0.05902774 0.03911483 Year AVERAGE PRICESESTIMATED 8/8THS PRODUCTION COMPANY NET PRODUCTION Number Oil/Cond. Plt Prod. GasOil/Cond.GasPlant ProductsOil/Cond. Plant Products Sales Gas (A) of Wells ($/bbl) ($/bbl) ($/Mcf) (Barrels)(MMcf) (Barrels) (Barrels) (Barrels) (MMcf) 12,597 2,391 68 744 141 3 39.41 14.33 1.94 12021 10,066 1,910 55 594 113 3 39.41 14.33 1.94 12022 8,044 1,527 44 475 90 2 39.41 14.33 1.94 12023 1,628 Sub-Total Remainder Total Future 30,707 5,828 167 1,813 344 8 39.41 14.33 1.94 30,707 5,828 167 1,813 344 8 39.41 14.33 1.94 0 0 0 0 0 0 0.00 0.00 0.00 Cumulative Ultimate 352,983 0 383,690 5,828 1,794 (A) NET GAS VOLUMES ACCOUNT FOR SURFACE LOSSES, SHRINKAGE = 20.00% COMPANY FUTURE GROSS REVENUE (FGR) - $ PRODUCTION TAXES - $ FGR AFTER From From From Oil/ Plant Prod./ PRODUCTION TAXES - $OtherCondensateOtherPlant ProductsYear TotalOil/Condensate Gas Gas 37,578 29,301 2,023 6,255 0 0 0 37,578 02021 30,029 23,414 1,616 4,998 0 0 0 30,029 02022 23,996 18,711 1,291 3,994 0 0 0 23,996 02023 Remainder Total Future Sub-Total 71,426 15,247 4,930 0 91,603 0 0 91,603 71,426 91,603 4,930 15,247 0 0 0 0 0 0 0 0 0 0 0 91,603 0 0 0 DEDUCTIONS - $ FUTURE NET INCOME BEFORE TAXES - $ Operating Ad Valorem Development DiscountedUndiscounted Year Costs Taxes Costs Other Total Annual Cumulative @ 10.00% 5,895 0 0 4,250 1,645 31,683 30,281 31,6832021 5,565 0 0 4,250 1,315 24,464 21,257 56,1472022 5,300 0 0 4,250 1,050 18,696 14,769 74,8432023 Remainder Total Future Sub-Total 12,750 16,760 0 0 4,010 74,843 66,307 12,750 0 0 4,010 16,760 66,307 74,843 0 0 0 0 0 0 0 74,843 Life of evaluation is: 3.00 years. These data are part of a Ryder Scott report and are subject to the conditions in the text of the report.

BEHIND PIPE PROVED APACHE CORPORATION ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS SHELL OFFSHORE VENTURE (SEC CASE) AS OF DECEMBER 31, 2020 TABLE 46 SOUTH TIMBALIER 295, OFFSHORE LA FIELDWOOD ENERGY LLC - OPERATOR ST 295 OCS 05646 #A-32 (BP1) (K) OIL LEASE 0.07083330 0.07083330 25.00 20.00 15.00 10.00 5.00 1.94 1.94 14.33 14.33 0.05902774 0.05902774 0.05902770 0.05902770 RECOMPLETION COST SHOWN AS DEVELOPMENT COST. 858,061 978,661 1,126,443 1,310,126 1,542,142 REVENUE INTEREST PRODUCT PRICES Expense Oil/ Plant Oil/Cond Plt. Prod. Gas FUTURE NET INCOME - $ Interest Condensate Products Gas ($/bbl) ($/bbl) ($/Mcf) COMPOUNDED MONTHLY INITIAL FINAL REMARKS % % % % % DISCOUNTED 39.41 39.41 0.05902775 0.05902774 Year AVERAGE PRICESESTIMATED 8/8THS PRODUCTION COMPANY NET PRODUCTION Number Oil/Cond. Plt Prod. GasOil/Cond.GasPlant ProductsOil/Cond. Plant Products Sales Gas (A) of Wells ($/bbl) ($/bbl) ($/Mcf) (Barrels)(MMcf) (Barrels) (Barrels) (Barrels) (MMcf) 0 0 0 0 0 0 0.00 0.00 0.00 02021 162,684 6,717 192 9,603 396 9 39.41 14.33 1.94 12022 240,208 9,917 283 14,179 585 13 39.41 14.33 1.94 12023 159,151 6,571 188 9,394 388 9 39.41 14.33 1.94 12024 105,446 4,353 124 6,224 257 6 39.41 14.33 1.94 12025 69,864 2,884 82 4,124 170 4 39.41 14.33 1.94 12026 46,289 1,911 55 2,732 113 3 39.41 14.33 1.94 12027 30,669 1,266 36 1,810 75 2 39.41 14.33 1.94 12028 16,490 681 19 973 40 1 39.41 14.33 1.94 12029 0 Sub-Total Remainder Total Future 830,800 34,300 980 49,040 2,025 46 39.41 14.33 1.94 830,800 34,300 980 49,040 2,025 46 39.41 14.33 1.94 0 0 0 0 0 0 0.00 0.00 0.00 Cumulative Ultimate 0 0 830,800 34,300 980 (A) NET GAS VOLUMES ACCOUNT FOR SURFACE LOSSES, SHRINKAGE = 20.00% COMPANY FUTURE GROSS REVENUE (FGR) - $ PRODUCTION TAXES - $ FGR AFTER From From From Oil/ Plant Prod./ PRODUCTION TAXES - $OtherCondensateOtherPlant ProductsYear TotalOil/Condensate Gas Gas 0 0 0 0 0 0 0 0 02021 401,665 378,410 5,682 17,572 0 0 0 401,665 02022 593,070 558,734 8,390 25,946 0 0 0 593,070 02023 392,942 370,192 5,559 17,191 0 0 0 392,942 02024 260,346 245,273 3,683 11,390 0 0 0 260,346 02025 172,493 162,507 2,440 7,546 0 0 0 172,493 02026 114,286 107,670 1,617 5,000 0 0 0 114,286 02027 75,721 71,337 1,071 3,313 0 0 0 75,721 02028 40,713 38,356 576 1,781 0 0 0 40,713 02029 Remainder Total Future Sub-Total 1,932,479 89,740 29,018 0 2,051,236 0 0 2,051,236 1,932,479 2,051,236 29,018 89,740 0 0 0 0 0 0 0 0 0 0 0 2,051,236 0 0 0 DEDUCTIONS - $ FUTURE NET INCOME BEFORE TAXES - $ Operating Ad Valorem Development DiscountedUndiscounted Year Costs Taxes Costs Other Total Annual Cumulative @ 10.00% 0 0 0 0 0 0 0 02021 162,580 0 155,833 2,125 4,622 239,085 199,473 239,0852022 11,074 0 0 4,250 6,824 581,996 460,274 821,0812023 8,771 0 0 4,250 4,521 384,170 276,206 1,205,2512024 7,246 0 0 4,250 2,996 253,100 165,431 1,458,3512025 6,235 0 0 4,250 1,985 166,259 98,793 1,624,6102026 5,565 0 0 4,250 1,315 108,721 58,733 1,733,3312027 5,121 0 0 4,250 871 70,600 34,674 1,803,9312028 4,010 0 0 3,542 468 36,703 16,542 1,840,6342029 Remainder Total Future Sub-Total 31,167 210,602 0 155,833 23,602 1,840,634 1,310,126 31,167 0 155,833 23,602 210,602 1,310,126 1,840,634 0 0 0 0 0 0 0 1,840,634 Life of evaluation is: 8.83 years. These data are part of a Ryder Scott report and are subject to the conditions in the text of the report.

BEHIND PIPE PROVED APACHE CORPORATION ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS SHELL OFFSHORE VENTURE (SEC CASE) AS OF DECEMBER 31, 2020 TABLE 47 SOUTH TIMBALIER 295, OFFSHORE LA FIELDWOOD ENERGY LLC - OPERATOR ST 295 OCS 05646 #A-32 (BP2) (I) OIL LEASE 0.00000000 0.00000000 25.00 20.00 15.00 10.00 5.00 NO REMAINING RESERVES ASSIGNED. 0 0 0 0 0 REVENUE INTEREST PRODUCT PRICES Expense Oil/ Plant Oil/Cond Plt. Prod. Gas FUTURE NET INCOME - $ Interest Condensate Products Gas ($/bbl) ($/bbl) ($/Mcf) COMPOUNDED MONTHLY INITIAL FINAL REMARKS % % % % % DISCOUNTED Year AVERAGE PRICESESTIMATED 8/8THS PRODUCTION COMPANY NET PRODUCTION Number Oil/Cond. Plt Prod. GasOil/Cond.GasPlant ProductsOil/Cond. Plant Products Sales Gas (A) of Wells ($/bbl) ($/bbl) ($/Mcf) (Barrels)(MMcf) (Barrels) (Barrels) (Barrels) (MMcf) 0 Sub-Total Remainder Total Future 0 0 0 0 0 0 0.00 0.00 0.00 0 0 0 0 0 0 0.00 0.00 0.00 0 0 0 0 0 0 0.00 0.00 0.00 Cumulative Ultimate 0 0 0 0 0 (A) NET GAS VOLUMES ACCOUNT FOR SURFACE LOSSES, SHRINKAGE = 20.00% COMPANY FUTURE GROSS REVENUE (FGR) - $ PRODUCTION TAXES - $ FGR AFTER From From From Oil/ Plant Prod./ PRODUCTION TAXES - $OtherCondensateOtherPlant ProductsYear TotalOil/Condensate Gas Gas Remainder Total Future Sub-Total 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 DEDUCTIONS - $ FUTURE NET INCOME BEFORE TAXES - $ Operating Ad Valorem Development DiscountedUndiscounted Year Costs Taxes Costs Other Total Annual Cumulative @ 10.00 % Remainder Total Future Sub-Total 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 Life of evaluation is: 0.00 years. These data are part of a Ryder Scott report and are subject to the conditions in the text of the report.

SHUT-IN PROVED APACHE CORPORATION ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS SHELL OFFSHORE VENTURE (SEC CASE) AS OF DECEMBER 31, 2020 TABLE 48 SOUTH TIMBALIER 295, OFFSHORE LA FIELDWOOD ENERGY LLC - OPERATOR ST 295 OCS 05646 #B- 1 (K8) OIL LEASE 0.00000000 0.00000000 25.00 20.00 15.00 10.00 5.00 NO REMAINING RESERVES ASSIGNED. 0 0 0 0 0 REVENUE INTEREST PRODUCT PRICES Expense Oil/ Plant Oil/Cond Plt. Prod. Gas FUTURE NET INCOME - $ Interest Condensate Products Gas ($/bbl) ($/bbl) ($/Mcf) COMPOUNDED MONTHLY INITIAL FINAL REMARKS % % % % % DISCOUNTED Year AVERAGE PRICESESTIMATED 8/8THS PRODUCTION COMPANY NET PRODUCTION Number Oil/Cond. Plt Prod. GasOil/Cond.GasPlant ProductsOil/Cond. Plant Products Sales Gas (A) of Wells ($/bbl) ($/bbl) ($/Mcf) (Barrels)(MMcf) (Barrels) (Barrels) (Barrels) (MMcf) 785 Sub-Total Remainder Total Future 0 0 0 0 0 0 0.00 0.00 0.00 0 0 0 0 0 0 0.00 0.00 0.00 0 0 0 0 0 0 0.00 0.00 0.00 Cumulative Ultimate 275,133 0 275,133 0 785 (A) NET GAS VOLUMES ACCOUNT FOR SURFACE LOSSES, SHRINKAGE = 20.00% COMPANY FUTURE GROSS REVENUE (FGR) - $ PRODUCTION TAXES - $ FGR AFTER From From From Oil/ Plant Prod./ PRODUCTION TAXES - $OtherCondensateOtherPlant ProductsYear TotalOil/Condensate Gas Gas Remainder Total Future Sub-Total 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 DEDUCTIONS - $ FUTURE NET INCOME BEFORE TAXES - $ Operating Ad Valorem Development DiscountedUndiscounted Year Costs Taxes Costs Other Total Annual Cumulative @ 10.00 % Remainder Total Future Sub-Total 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 Life of evaluation is: 0.00 years. These data are part of a Ryder Scott report and are subject to the conditions in the text of the report.

PRODUCING PROVED APACHE CORPORATION ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS SHELL OFFSHORE VENTURE (SEC CASE) AS OF DECEMBER 31, 2020 TABLE 49 SOUTH TIMBALIER 295, OFFSHORE LA FIELDWOOD ENERGY LLC - OPERATOR ST 295 OCS 05646 #B- 2 (J-J2) OIL LEASE 0.07083330 0.07083330 25.00 20.00 15.00 10.00 5.00 1.94 1.94 14.33 14.33 0.05902775 0.00880474 0.05902770 0.05902770 3,549 3,604 3,661 3,723 3,790 REVENUE INTEREST PRODUCT PRICES Expense Oil/ Plant Oil/Cond Plt. Prod. Gas FUTURE NET INCOME - $ Interest Condensate Products Gas ($/bbl) ($/bbl) ($/Mcf) COMPOUNDED MONTHLY INITIAL FINAL REMARKS % % % % % DISCOUNTED 39.41 39.41 0.05902774 0.00883391 Year AVERAGE PRICESESTIMATED 8/8THS PRODUCTION COMPANY NET PRODUCTION Number Oil/Cond. Plt Prod. GasOil/Cond.GasPlant ProductsOil/Cond. Plant Products Sales Gas (A) of Wells ($/bbl) ($/bbl) ($/Mcf) (Barrels)(MMcf) (Barrels) (Barrels) (Barrels) (MMcf) 2,789 458 13 165 27 1 39.41 14.33 1.94 12021 515 Sub-Total Remainder Total Future 2,789 458 13 165 27 1 39.41 14.33 1.94 2,789 458 13 165 27 1 39.41 14.33 1.94 0 0 0 0 0 0 0.00 0.00 0.00 Cumulative Ultimate 92,340 0 95,128 458 528 (A) NET GAS VOLUMES ACCOUNT FOR SURFACE LOSSES, SHRINKAGE = 20.00% COMPANY FUTURE GROSS REVENUE (FGR) - $ PRODUCTION TAXES - $ FGR AFTER From From From Oil/ Plant Prod./ PRODUCTION TAXES - $OtherCondensateOtherPlant ProductsYear TotalOil/Condensate Gas Gas 8,072 6,487 387 1,198 0 0 0 8,072 02021 Remainder Total Future Sub-Total 6,487 1,198 387 0 8,072 0 0 8,072 6,487 8,072 387 1,198 0 0 0 0 0 0 0 0 0 0 0 8,072 0 0 0 DEDUCTIONS - $ FUTURE NET INCOME BEFORE TAXES - $ Operating Ad Valorem Development DiscountedUndiscounted Year Costs Taxes Costs Other Total Annual Cumulative @ 10.00% 4,211 0 0 3,896 315 3,861 3,723 3,8612021 Remainder Total Future Sub-Total 3,896 4,211 0 0 315 3,861 3,723 3,896 0 0 315 4,211 3,723 3,861 0 0 0 0 0 0 0 3,861 Life of evaluation is: 0.92 years. These data are part of a Ryder Scott report and are subject to the conditions in the text of the report.

PRODUCING PROVED APACHE CORPORATION ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS SHELL OFFSHORE VENTURE (SEC CASE) AS OF DECEMBER 31, 2020 TABLE 50 SOUTH TIMBALIER 295, OFFSHORE LA FIELDWOOD ENERGY LLC - OPERATOR ST 295 OCS 05646 #B- 5 (K24) OIL LEASE 0.07083331 0.07083330 25.00 20.00 15.00 10.00 5.00 1.94 1.94 14.33 14.33 0.05902774 0.00841409 0.05902770 0.05902770 13,197 13,400 13,615 13,845 14,092 REVENUE INTEREST PRODUCT PRICES Expense Oil/ Plant Oil/Cond Plt. Prod. Gas FUTURE NET INCOME - $ Interest Condensate Products Gas ($/bbl) ($/bbl) ($/Mcf) COMPOUNDED MONTHLY INITIAL FINAL REMARKS % % % % % DISCOUNTED 39.41 39.41 0.05902774 0.00823857 Year AVERAGE PRICESESTIMATED 8/8THS PRODUCTION COMPANY NET PRODUCTION Number Oil/Cond. Plt Prod. GasOil/Cond.GasPlant ProductsOil/Cond. Plant Products Sales Gas (A) of Wells ($/bbl) ($/bbl) ($/Mcf) (Barrels)(MMcf) (Barrels) (Barrels) (Barrels) (MMcf) 7,163 446 13 423 26 1 39.41 14.33 1.94 12021 599 Sub-Total Remainder Total Future 7,163 446 13 423 26 1 39.41 14.33 1.94 7,163 446 13 423 26 1 39.41 14.33 1.94 0 0 0 0 0 0 0.00 0.00 0.00 Cumulative Ultimate 344,258 0 351,421 446 612 (A) NET GAS VOLUMES ACCOUNT FOR SURFACE LOSSES, SHRINKAGE = 20.00% COMPANY FUTURE GROSS REVENUE (FGR) - $ PRODUCTION TAXES - $ FGR AFTER From From From Oil/ Plant Prod./ PRODUCTION TAXES - $OtherCondensateOtherPlant ProductsYear TotalOil/Condensate Gas Gas 18,206 16,662 377 1,166 0 0 0 18,206 02021 Remainder Total Future Sub-Total 16,662 1,166 377 0 18,206 0 0 18,206 16,662 18,206 377 1,166 0 0 0 0 0 0 0 0 0 0 0 18,206 0 0 0 DEDUCTIONS - $ FUTURE NET INCOME BEFORE TAXES - $ Operating Ad Valorem Development DiscountedUndiscounted Year Costs Taxes Costs Other Total Annual Cumulative @ 10.00% 3,848 0 0 3,542 307 14,357 13,845 14,3572021 Remainder Total Future Sub-Total 3,542 3,848 0 0 307 14,357 13,845 3,542 0 0 307 3,848 13,845 14,357 0 0 0 0 0 0 0 14,357 Life of evaluation is: 0.83 years. These data are part of a Ryder Scott report and are subject to the conditions in the text of the report.

BEHIND PIPE PROVED APACHE CORPORATION ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS SHELL OFFSHORE VENTURE (SEC CASE) AS OF DECEMBER 31, 2020 TABLE 51 SOUTH TIMBALIER 295, OFFSHORE LA FIELDWOOD ENERGY LLC - OPERATOR ST 295 OCS 05646 #B- 5 (BP2) (K8) OIL LEASE 0.07083330 0.07083330 25.00 20.00 15.00 10.00 5.00 1.94 1.94 14.33 14.33 0.05902774 0.05902774 0.05902770 0.05902770 RECOMPLETION COST SHOWN AS DEVELOPMENT COST. 294,560 321,096 352,000 388,327 431,472 REVENUE INTEREST PRODUCT PRICES Expense Oil/ Plant Oil/Cond Plt. Prod. Gas FUTURE NET INCOME - $ Interest Condensate Products Gas ($/bbl) ($/bbl) ($/Mcf) COMPOUNDED MONTHLY INITIAL FINAL REMARKS % % % % % DISCOUNTED 39.41 39.41 0.05902773 0.05902774 Year AVERAGE PRICESESTIMATED 8/8THS PRODUCTION COMPANY NET PRODUCTION Number Oil/Cond. Plt Prod. GasOil/Cond.GasPlant ProductsOil/Cond. Plant Products Sales Gas (A) of Wells ($/bbl) ($/bbl) ($/Mcf) (Barrels)(MMcf) (Barrels) (Barrels) (Barrels) (MMcf) 17,517 1,839 53 1,034 109 2 39.41 14.33 1.94 12021 79,517 8,349 239 4,694 493 11 39.41 14.33 1.94 12022 48,460 5,088 145 2,861 300 7 39.41 14.33 1.94 12023 29,533 3,101 89 1,743 183 4 39.41 14.33 1.94 12024 17,999 1,890 54 1,062 112 3 39.41 14.33 1.94 12025 5,974 627 18 353 37 1 39.41 14.33 1.94 12026 0 Sub-Total Remainder Total Future 199,000 20,895 597 11,747 1,233 28 39.41 14.33 1.94 199,000 20,895 597 11,747 1,233 28 39.41 14.33 1.94 0 0 0 0 0 0 0.00 0.00 0.00 Cumulative Ultimate 0 0 199,000 20,895 597 (A) NET GAS VOLUMES ACCOUNT FOR SURFACE LOSSES, SHRINKAGE = 20.00% COMPANY FUTURE GROSS REVENUE (FGR) - $ PRODUCTION TAXES - $ FGR AFTER From From From Oil/ Plant Prod./ PRODUCTION TAXES - $OtherCondensateOtherPlant ProductsYear TotalOil/Condensate Gas Gas 47,114 40,746 1,556 4,812 0 0 0 47,114 02021 213,868 184,960 7,063 21,844 0 0 0 213,868 02022 130,338 112,721 4,305 13,313 0 0 0 130,338 02023 79,432 68,696 2,623 8,113 0 0 0 79,432 02024 48,409 41,866 1,599 4,944 0 0 0 48,409 02025 16,066 13,895 531 1,641 0 0 0 16,066 02026 Remainder Total Future Sub-Total 462,883 54,667 17,677 0 535,227 0 0 535,227 462,883 535,227 17,677 54,667 0 0 0 0 0 0 0 0 0 0 0 535,227 0 0 0 DEDUCTIONS - $ FUTURE NET INCOME BEFORE TAXES - $ Operating Ad Valorem Development DiscountedUndiscounted Year Costs Taxes Costs Other Total Annual Cumulative @ 10.00% 19,682 0 17,708 708 1,266 27,432 25,011 27,4322021 9,995 0 0 4,250 5,745 203,873 177,483 231,3042022 7,751 0 0 4,250 3,501 122,587 97,022 353,8912023 6,384 0 0 4,250 2,134 73,049 52,564 426,9402024 5,550 0 0 4,250 1,300 42,858 28,040 469,7982025 2,557 0 0 2,125 432 13,510 8,207 483,3082026 Remainder Total Future Sub-Total 19,833 51,919 0 17,708 14,378 483,308 388,327 19,833 0 17,708 14,378 51,919 388,327 483,308 0 0 0 0 0 0 0 483,308 Life of evaluation is: 5.50 years. These data are part of a Ryder Scott report and are subject to the conditions in the text of the report.

PRODUCING PROVED APACHE CORPORATION ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS SHELL OFFSHORE VENTURE (SEC CASE) AS OF DECEMBER 31, 2020 TABLE 52 SOUTH TIMBALIER 295, OFFSHORE LA FIELDWOOD ENERGY LLC - OPERATOR ST 295 OCS 05646 #B- 6ST (G-F24-F20) OIL LEASE 0.00000000 0.07083330 25.00 20.00 15.00 10.00 5.00 NO REMAINING ECONOMIC RESERVES. 0 0 0 0 0 REVENUE INTEREST PRODUCT PRICES Expense Oil/ Plant Oil/Cond Plt. Prod. Gas FUTURE NET INCOME - $ Interest Condensate Products Gas ($/bbl) ($/bbl) ($/Mcf) COMPOUNDED MONTHLY INITIAL FINAL REMARKS % % % % % DISCOUNTED Year AVERAGE PRICESESTIMATED 8/8THS PRODUCTION COMPANY NET PRODUCTION Number Oil/Cond. Plt Prod. GasOil/Cond.GasPlant ProductsOil/Cond. Plant Products Sales Gas (A) of Wells ($/bbl) ($/bbl) ($/Mcf) (Barrels)(MMcf) (Barrels) (Barrels) (Barrels) (MMcf) 1,075 Sub-Total Remainder Total Future 0 0 0 0 0 0 0.00 0.00 0.00 0 0 0 0 0 0 0.00 0.00 0.00 0 0 0 0 0 0 0.00 0.00 0.00 Cumulative Ultimate 812,810 0 812,810 0 1,075 (A) NET GAS VOLUMES ACCOUNT FOR SURFACE LOSSES, SHRINKAGE = 20.00% COMPANY FUTURE GROSS REVENUE (FGR) - $ PRODUCTION TAXES - $ FGR AFTER From From From Oil/ Plant Prod./ PRODUCTION TAXES - $OtherCondensateOtherPlant ProductsYear TotalOil/Condensate Gas Gas Remainder Total Future Sub-Total 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 DEDUCTIONS - $ FUTURE NET INCOME BEFORE TAXES - $ Operating Ad Valorem Development DiscountedUndiscounted Year Costs Taxes Costs Other Total Annual Cumulative @ 10.00 % Remainder Total Future Sub-Total 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 Life of evaluation is: 0.00 years. These data are part of a Ryder Scott report and are subject to the conditions in the text of the report.

PRODUCING PROVED APACHE CORPORATION ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS SHELL OFFSHORE VENTURE (SEC CASE) AS OF DECEMBER 31, 2020 TABLE 53 SOUTH TIMBALIER 295, OFFSHORE LA FIELDWOOD ENERGY LLC - OPERATOR ST 295 OCS 05646 PLATFORM (PLATFORM) FAC LEASE 0.00000000 0.00000000 25.00 20.00 15.00 10.00 5.00 ABANDONMENT COST SHOWN AS DEVELOPMENT COST. -381,482 -417,930 -466,373 -534,083 -634,523 REVENUE INTEREST PRODUCT PRICES Expense Oil/ Plant Oil/Cond Plt. Prod. Gas FUTURE NET INCOME - $ Interest Condensate Products Gas ($/bbl) ($/bbl) ($/Mcf) COMPOUNDED MONTHLY INITIAL FINAL REMARKS % % % % % DISCOUNTED Year AVERAGE PRICESESTIMATED 8/8THS PRODUCTION COMPANY NET PRODUCTION Number Oil/Cond. Plt Prod. GasOil/Cond.GasPlant ProductsOil/Cond. Plant Products Sales Gas of Wells ($/bbl) ($/bbl) ($/Mcf) (Barrels)(MMcf) (Barrels) (Barrels) (Barrels) (MMcf) 0 0 0 0 0 0 0.00 0.00 0.00 02021 0 0 0 0 0 0 0.00 0.00 0.00 02022 0 0 0 0 0 0 0.00 0.00 0.00 02023 0 0 0 0 0 0 0.00 0.00 0.00 02024 0 0 0 0 0 0 0.00 0.00 0.00 02025 0 0 0 0 0 0 0.00 0.00 0.00 02026 0 0 0 0 0 0 0.00 0.00 0.00 02027 0 0 0 0 0 0 0.00 0.00 0.00 02028 0 0 0 0 0 0 0.00 0.00 0.00 02029 0 0 0 0 0 0 0.00 0.00 0.00 02030 0 0 0 0 0 0 0.00 0.00 0.00 02031 0 0 0 0 0 0 0.00 0.00 0.00 02032 0 0 0 0 0 0 0.00 0.00 0.00 02033 0 Sub-Total Remainder Total Future 0 0 0 0 0 0 0.00 0.00 0.00 0 0 0 0 0 0 0.00 0.00 0.00 0 0 0 0 0 0 0.00 0.00 0.00 Cumulative Ultimate 0 0 0 0 0 COMPANY FUTURE GROSS REVENUE (FGR) - $ PRODUCTION TAXES - $ FGR AFTER From From From Oil/ Plant Prod./ PRODUCTION TAXES - $OtherCondensateOtherPlant ProductsYear TotalOil/Condensate Gas Gas 0 0 0 0 0 0 0 0 02021 0 0 0 0 0 0 0 0 02022 0 0 0 0 0 0 0 0 02023 0 0 0 0 0 0 0 0 02024 0 0 0 0 0 0 0 0 02025 0 0 0 0 0 0 0 0 02026 0 0 0 0 0 0 0 0 02027 0 0 0 0 0 0 0 0 02028 0 0 0 0 0 0 0 0 02029 0 0 0 0 0 0 0 0 02030 0 0 0 0 0 0 0 0 02031 0 0 0 0 0 0 0 0 02032 0 0 0 0 0 0 0 0 02033 Remainder Total Future Sub-Total 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 DEDUCTIONS - $ FUTURE NET INCOME BEFORE TAXES - $ Operating Ad Valorem Development DiscountedUndiscounted Year Costs Taxes Costs Other Total Annual Cumulative @ 10.00% 189,575 0 0 189,575 0 -189,575 -180,820-189,5752021 100,410 0 0 100,410 0 -100,410 -87,066-289,9842022 78,225 0 0 78,225 0 -78,225 -61,663-368,2092023 126,780 0 0 126,780 0 -126,780 -90,853-494,9892024 23,114 0 0 23,114 0 -23,114 -15,058-518,1032025 20,024 0 0 20,024 0 -20,024 -11,859-538,1282026 12,872 0 0 12,872 0 -12,872 -6,931-551,0002027 15,663 0 0 15,663 0 -15,663 -7,666-566,6632028 19,710 0 0 19,710 0 -19,710 -8,770-586,3732029 24,517 0 0 24,517 0 -24,517 -9,917-610,8892030 804 0 0 804 0 -804 -296-611,6932031 0 0 0 0 0 0 0-611,6932032 182,148 0 182,148 0 0 -182,148 -53,182-793,8412033 Remainder Total Future Sub-Total 611,693 793,841 0 182,148 0 -793,841 -534,083 611,693 0 182,148 0 793,841 -534,083-793,841 0 0 0 0 0 0 0-793,841 Life of evaluation is: 13.00 years. These data are part of a Ryder Scott report and are subject to the conditions in the text of the report.

BEHIND PIPE PROVED APACHE CORPORATION ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS SHELL OFFSHORE VENTURE (SEC CASE) AS OF DECEMBER 31, 2020 TABLE 54 SOUTH TIMBALIER 295, OFFSHORE LA FIELDWOOD ENERGY LLC - OPERATOR ST 295 OCS 05646 PLATFORM (PLATFORM) FAC LEASE 0.00000000 0.00000000 25.00 20.00 15.00 10.00 5.00 ABANDONMENT COST SHOWN AS DEVELOPMENT COST. -1,104,251 -1,368,987 -1,760,271 -2,363,169 -3,334,721 REVENUE INTEREST PRODUCT PRICES Expense Oil/ Plant Oil/Cond Plt. Prod. Gas FUTURE NET INCOME - $ Interest Condensate Products Gas ($/bbl) ($/bbl) ($/Mcf) COMPOUNDED MONTHLY INITIAL FINAL REMARKS % % % % % DISCOUNTED Year AVERAGE PRICESESTIMATED 8/8THS PRODUCTION COMPANY NET PRODUCTION Number Oil/Cond. Plt Prod. GasOil/Cond.GasPlant ProductsOil/Cond. Plant Products Sales Gas of Wells ($/bbl) ($/bbl) ($/Mcf) (Barrels)(MMcf) (Barrels) (Barrels) (Barrels) (MMcf) 0 0 0 0 0 0 0.00 0.00 0.00 02021 0 0 0 0 0 0 0.00 0.00 0.00 02022 0 0 0 0 0 0 0.00 0.00 0.00 02023 0 0 0 0 0 0 0.00 0.00 0.00 02024 0 0 0 0 0 0 0.00 0.00 0.00 02025 0 0 0 0 0 0 0.00 0.00 0.00 02026 0 0 0 0 0 0 0.00 0.00 0.00 02027 0 0 0 0 0 0 0.00 0.00 0.00 02028 0 0 0 0 0 0 0.00 0.00 0.00 02029 0 0 0 0 0 0 0.00 0.00 0.00 02030 0 0 0 0 0 0 0.00 0.00 0.00 02031 0 0 0 0 0 0 0.00 0.00 0.00 02032 0 0 0 0 0 0 0.00 0.00 0.00 02033 0 Sub-Total Remainder Total Future 0 0 0 0 0 0 0.00 0.00 0.00 0 0 0 0 0 0 0.00 0.00 0.00 0 0 0 0 0 0 0.00 0.00 0.00 Cumulative Ultimate 0 0 0 0 0 COMPANY FUTURE GROSS REVENUE (FGR) - $ PRODUCTION TAXES - $ FGR AFTER From From From Oil/ Plant Prod./ PRODUCTION TAXES - $OtherCondensateOtherPlant ProductsYear TotalOil/Condensate Gas Gas 0 0 0 0 0 0 0 0 02021 0 0 0 0 0 0 0 0 02022 0 0 0 0 0 0 0 0 02023 0 0 0 0 0 0 0 0 02024 0 0 0 0 0 0 0 0 02025 0 0 0 0 0 0 0 0 02026 0 0 0 0 0 0 0 0 02027 0 0 0 0 0 0 0 0 02028 0 0 0 0 0 0 0 0 02029 0 0 0 0 0 0 0 0 02030 0 0 0 0 0 0 0 0 02031 0 0 0 0 0 0 0 0 02032 0 0 0 0 0 0 0 0 02033 Remainder Total Future Sub-Total 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 DEDUCTIONS - $ FUTURE NET INCOME BEFORE TAXES - $ Operating Ad Valorem Development DiscountedUndiscounted Year Costs Taxes Costs Other Total Annual Cumulative @ 10.00% 141,924 0 0 141,924 0 -141,924 -135,370-141,9242021 231,089 0 0 231,089 0 -231,089 -200,379-373,0132022 253,274 0 0 253,274 0 -253,274 -199,651-626,2872023 204,719 0 0 204,719 0 -204,719 -146,705-831,0052024 308,384 0 0 308,384 0 -308,384 -200,904-1,139,3892025 311,474 0 0 311,474 0 -311,474 -184,470-1,450,8642026 318,626 0 0 318,626 0 -318,626 -171,551-1,769,4902027 315,836 0 0 315,836 0 -315,836 -154,589-2,085,3252028 311,789 0 0 311,789 0 -311,789 -138,735-2,397,1142029 306,982 0 0 306,982 0 -306,982 -124,178-2,704,0962030 330,694 0 0 330,694 0 -330,694 -121,609-3,034,7902031 331,499 0 0 331,499 0 -331,499 -110,823-3,366,2892032 1,610,571 0 1,279,072 331,499 0 -1,610,571 -474,204-4,976,8602033 Remainder Total Future Sub-Total 3,697,787 4,976,860 0 1,279,072 0 -4,976,860 -2,363,169 3,697,787 0 1,279,072 0 4,976,860 -2,363,169-4,976,860 0 0 0 0 0 0 0-4,976,860 Life of evaluation is: 13.00 years. These data are part of a Ryder Scott report and are subject to the conditions in the text of the report.

DEPLETED PROVED APACHE CORPORATION ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS SHELL OFFSHORE VENTURE (SEC CASE) AS OF DECEMBER 31, 2020 TABLE 55 FIELD SUMMARY NORTH PADRE IS. 969-976, OFFSHORE TX 25.00 20.00 15.00 10.00 5.00 -418,667 -424,403 -430,467 -436,893 -443,720 REVENUE INTEREST PRODUCT PRICES Expense Oil/ Plant Oil/Cond Plt. Prod. Gas FUTURE NET INCOME - $ Interest Condensate Products Gas ($/bbl) ($/bbl) ($/Mcf) COMPOUNDED MONTHLY INITIAL FINAL REMARKS % % % % % DISCOUNTED Year AVERAGE PRICESESTIMATED 8/8THS PRODUCTION COMPANY NET PRODUCTION Number Oil/Cond. Plt Prod. GasOil/Cond.GasPlant ProductsOil/Cond. Plant Products Sales Gas of Wells ($/bbl) ($/bbl) ($/Mcf) (Barrels)(MMcf) (Barrels) (Barrels) (Barrels) (MMcf) 0 0 0 0 0 0 0.00 0.00 0.00 02021 0 Sub-Total Remainder Total Future 0 0 0 0 0 0 0.00 0.00 0.00 0 0 0 0 0 0 0.00 0.00 0.00 0 0 0 0 0 0 0.00 0.00 0.00 Cumulative Ultimate 0 0 0 0 0 COMPANY FUTURE GROSS REVENUE (FGR) - $ PRODUCTION TAXES - $ FGR AFTER From From From Oil/ Plant Prod./ PRODUCTION TAXES - $OtherCondensateOtherPlant ProductsYear TotalOil/Condensate Gas Gas 0 0 0 0 0 0 0 0 02021 Remainder Total Future Sub-Total 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 DEDUCTIONS - $ FUTURE NET INCOME BEFORE TAXES - $ Operating Ad Valorem Development DiscountedUndiscounted Year Costs Taxes Costs Other Total Annual Cumulative @ 10.00% 450,996 0 450,996 0 0 -450,996 -436,893-450,9962021 Remainder Total Future Sub-Total 0 450,996 0 450,996 0 -450,996 -436,893 0 0 450,996 0 450,996 -436,893-450,996 0 0 0 0 0 0 0-450,996 Life of summary is: 0.42 years. These data are part of a Ryder Scott report and are subject to the conditions in the text of the report.

DEPLETED PROVED APACHE CORPORATION ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS SHELL OFFSHORE VENTURE (SEC CASE) AS OF DECEMBER 31, 2020 TABLE 56 NORTH PADRE IS. 969-976, OFFSHORE TX PEREGRINE OIL & GAS II LLC - OPERATOR PN 969 OCS 05953 PLATFORM (PLATFORM) FAC LEASE 0.00000000 0.00000000 25.00 20.00 15.00 10.00 5.00 P&A COST SHOWN AS A DEVELOPMENT COST. -155,513 -157,643 -159,895 -162,282 -164,818 REVENUE INTEREST PRODUCT PRICES Expense Oil/ Plant Oil/Cond Plt. Prod. Gas FUTURE NET INCOME - $ Interest Condensate Products Gas ($/bbl) ($/bbl) ($/Mcf) COMPOUNDED MONTHLY INITIAL FINAL REMARKS % % % % % DISCOUNTED Year AVERAGE PRICESESTIMATED 8/8THS PRODUCTION COMPANY NET PRODUCTION Number Oil/Cond. Plt Prod. GasOil/Cond.GasPlant ProductsOil/Cond. Plant Products Sales Gas (A) of Wells ($/bbl) ($/bbl) ($/Mcf) (Barrels)(MMcf) (Barrels) (Barrels) (Barrels) (MMcf) 0 0 0 0 0 0 0.00 0.00 0.00 02021 0 Sub-Total Remainder Total Future 0 0 0 0 0 0 0.00 0.00 0.00 0 0 0 0 0 0 0.00 0.00 0.00 0 0 0 0 0 0 0.00 0.00 0.00 Cumulative Ultimate 0 0 0 0 0 (A) NET GAS VOLUMES ACCOUNT FOR SURFACE LOSSES, SHRINKAGE = 4.00% COMPANY FUTURE GROSS REVENUE (FGR) - $ PRODUCTION TAXES - $ FGR AFTER From From From Oil/ Plant Prod./ PRODUCTION TAXES - $OtherCondensateOtherPlant ProductsYear TotalOil/Condensate Gas Gas 0 0 0 0 0 0 0 0 02021 Remainder Total Future Sub-Total 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 DEDUCTIONS - $ FUTURE NET INCOME BEFORE TAXES - $ Operating Ad Valorem Development DiscountedUndiscounted Year Costs Taxes Costs Other Total Annual Cumulative @ 10.00% 167,521 0 167,521 0 0 -167,521 -162,282-167,5212021 Remainder Total Future Sub-Total 0 167,521 0 167,521 0 -167,521 -162,282 0 0 167,521 0 167,521 -162,282-167,521 0 0 0 0 0 0 0-167,521 Life of evaluation is: 0.42 years. These data are part of a Ryder Scott report and are subject to the conditions in the text of the report.

DEPLETED PROVED APACHE CORPORATION ESTIMATED FUTURE RESERVES AND INCOME ATTRIBUTABLE TO CERTAIN LEASEHOLD AND ROYALTY INTERESTS SHELL OFFSHORE VENTURE (SEC CASE) AS OF DECEMBER 31, 2020 TABLE 57 NORTH PADRE IS. 969-976, OFFSHORE TX PEREGRINE OIL & GAS II LLC - OPERATOR PN 976 OCS 05953 PLATFORM (PLATFORM) FAC LEASE 0.00000000 0.00000000 25.00 20.00 15.00 10.00 5.00 P&A COST SHOWN AS A DEVELOPMENT COST. -263,155 -266,760 -270,571 -274,610 -278,902 REVENUE INTEREST PRODUCT PRICES Expense Oil/ Plant Oil/Cond Plt. Prod. Gas FUTURE NET INCOME - $ Interest Condensate Products Gas ($/bbl) ($/bbl) ($/Mcf) COMPOUNDED MONTHLY INITIAL FINAL REMARKS % % % % % DISCOUNTED Year AVERAGE PRICESESTIMATED 8/8THS PRODUCTION COMPANY NET PRODUCTION Number Oil/Cond. Plt Prod. GasOil/Cond.GasPlant ProductsOil/Cond. Plant Products Sales Gas (A) of Wells ($/bbl) ($/bbl) ($/Mcf) (Barrels)(MMcf) (Barrels) (Barrels) (Barrels) (MMcf) 0 0 0 0 0 0 0.00 0.00 0.00 02021 0 Sub-Total Remainder Total Future 0 0 0 0 0 0 0.00 0.00 0.00 0 0 0 0 0 0 0.00 0.00 0.00 0 0 0 0 0 0 0.00 0.00 0.00 Cumulative Ultimate 0 0 0 0 0 (A) NET GAS VOLUMES ACCOUNT FOR SURFACE LOSSES, SHRINKAGE = 4.00% COMPANY FUTURE GROSS REVENUE (FGR) - $ PRODUCTION TAXES - $ FGR AFTER From From From Oil/ Plant Prod./ PRODUCTION TAXES - $OtherCondensateOtherPlant ProductsYear TotalOil/Condensate Gas Gas 0 0 0 0 0 0 0 0 02021 Remainder Total Future Sub-Total 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 DEDUCTIONS - $ FUTURE NET INCOME BEFORE TAXES - $ Operating Ad Valorem Development DiscountedUndiscounted Year Costs Taxes Costs Other Total Annual Cumulative @ 10.00% 283,475 0 283,475 0 0 -283,475 -274,610-283,4752021 Remainder Total Future Sub-Total 0 283,475 0 283,475 0 -283,475 -274,610 0 0 283,475 0 283,475 -274,610-283,475 0 0 0 0 0 0 0-283,475 Life of evaluation is: 0.42 years. These data are part of a Ryder Scott report and are subject to the conditions in the text of the report.